                                                                    EXHIBIT 10.2

                                LOAN AGREEMENT


                                 by and among


                          MEDALLION FINANCIAL CORP.,


                           THE LENDERS PARTY HERETO,


                       FLEET BANK, NATIONAL ASSOCIATION
                        AS AGENT AND SWING LINE LENDER


                                      and


                       FLEET BANK, NATIONAL ASSOCIATION
                                  AS ARRANGER



                           Dated as of July 31, 1998

                               TABLE OF CONTENTS


ARTICLE 1. DEFINITIONS..................................................    1
 SECTION 1.1. Defined Terms.............................................    1
 SECTION 1.2. Other Definitional Provisions.............................   26

ARTICLE 2. AMOUNT AND TERMS OF REVOLVING CREDIT LOANS...................   26
 SECTION 2.1. Commitments and Loans.....................................   26
 SECTION 2.2. Revolving Credit, Term Loan and Swing Line Notes..........   30
 SECTION 2.3. Procedures Applicable to Borrowings and Conversions.......   34
 SECTION 2.4. Termination and Reduction of Aggregate Revolving Credit
                Commitment..............................................   38
 SECTION 2.5. Prepayments...............................................   39
 SECTION 2.6. Interest on Delinquent Payments...........................   41
 SECTION 2.7. Increased Costs...........................................   42
 SECTION 2.8. Existing Indebtedness; Existing Fees; Existing Interest;
                Use of Proceeds.........................................   44
 SECTION 2.9. Payment on Non-Business Days..............................   45
 SECTION 2.10. Term of Revolving Credit Commitments.....................   45
 SECTION 2.11. Funding Losses...........................................   46
 SECTION 2.12. Alternate Rate of Interest...............................   47
 SECTION 2.13. Changes In Legality......................................   48
 SECTION 2.14. Participations...........................................   48

ARTICLE 3. FEES AND PAYMENTS............................................   49
 SECTION 3.1. Fees......................................................   49
 SECTION 3.2. Payments..................................................   49
 SECTION 3.3. Taxes.....................................................   50

ARTICLE 4. REPRESENTATIONS AND WARRANTIES...............................   51
 SECTION 4.1. Corporate Status..........................................   52
 SECTION 4.2. Subsidiaries..............................................   52
 SECTION 4.3. Location of Offices, Books and Records....................   52
 SECTION 4.4. Corporate Power; Authorization............................   53
 SECTION 4.5. Enforceable Obligations...................................   53
 SECTION 4.6. No Violation of Agreements; Compliance with Law...........   53
 SECTION 4.7. Agreements................................................   54
 SECTION 4.8. No Material Litigation....................................   54
 SECTION 4.9. Good Title to Properties..................................   54
 SECTION 4.10. Margin Regulations.......................................   54
 SECTION 4.11. SBIC.....................................................   55

 SECTION 4.12. Investment Company.......................................   55
 SECTION 4.13. Disclosure...............................................   55
 SECTION 4.14. Taxes and Claims.........................................   56
 SECTION 4.15. Licenses and Permits.....................................   56
 SECTION 4.16. Consents.................................................   56
 SECTION 4.17. Employee Benefit Plans...................................   56
 SECTION 4.18. Financial Condition......................................   57
 SECTION 4.19. Environmental Laws, Etc..................................   58
 SECTION 4.20. Event of Default.........................................   58
 SECTION 4.21. Solvency.................................................   58
 SECTION 4.22. Priority.................................................   59
 SECTION 4.23. Advertising, Origination and Servicing Activities........   59
 SECTION 4.24. Activities...............................................   59
 SECTION 4.25  Year 2000 Issue..........................................   59

ARTICLE 5. CONDITIONS PRECEDENT.........................................   60
 SECTION 5.1. Conditions to Initial Revolving Credit Loan and Initial
                Swing Line Loan.........................................   60
 SECTION 5.2. Conditions to All Revolving Credit and Term Loans.........   63

ARTICLE 6. AFFIRMATIVE COVENANTS........................................   64
 SECTION 6.1. Financial Statements and Other Information................   64
 SECTION 6.2. Taxes and Claims..........................................   67
 SECTION 6.3. Insurance.................................................   68
 SECTION 6.4. Books and Records.........................................   68
 SECTION 6.5. Properties in Good Condition..............................   69
 SECTION 6.6. Inspection by the Banks...................................   69
 SECTION 6.7. Pay Indebtedness to Agent and Perform Other Covenants.....   69
 SECTION 6.8. Compliance With Laws......................................   69
 SECTION 6.9. Notice of Certain Events..................................   70
 SECTION 6.10. Environmental Laws, Etc..................................   70
 SECTION 6.11. Further Assurances.......................................   71
 SECTION 6.12. ERISA....................................................   71
 SECTION 6.13. Corporate Existence......................................   71
 SECTION 6.14. Maintenance of Security Interest.........................   72
 SECTION 6.15. [Reserved]...............................................   72
 SECTION 6.16. Year 2000 Issue..........................................   72
 SECTION 6.17. Credit Party's Manuals...................................   72
 SECTION 6.18. Principal Office of Clients..............................   72

ARTICLE 7. FINANCIAL COVENANTS..........................................   73
 SECTION 7.1. Minimum Tangible Net Worth................................   73

 SECTION 7.2. Maximum Liability Ratio...................................   73
 SECTION 7.3. Minimum Net Finance Assets................................   73
 SECTION 7.4. Minimum Net Income to Interest Expense Ratio..............   74

ARTICLE 8. NEGATIVE COVENANTS...........................................   74
 SECTION 8.1. Liens.....................................................   74
 SECTION 8.2. Indebtedness..............................................   76
 SECTION 8.3. Limitation on Loans and Investments.......................   76
 SECTION 8.4. Limitation on Subsidiaries................................   78
 SECTION 8.5. Restricted Payments.......................................   78
 SECTION 8.6. Merger, Consolidation, Sale or Transfers Assets...........   78
 SECTION 8.7. Transfer of Proceeds......................................   78
 SECTION 8.8. Compliance with ERISA.....................................   79
 SECTION 8.9. Change in Business........................................   79
 SECTION 8.10. Amendments of Agreements.................................   79
 SECTION 8.11. Transactions with Affiliates.............................   80
 SECTION 8.12. Negative Pledges.........................................   80
 SECTION 8.13. Inconsistent Agreements..................................   80
 SECTION 8.14. Capital Expenditures.....................................   80
 SECTION 8.15. [Reserved]...............................................   80
 SECTION 8.16. Portfolio Purchases......................................   80
 SECTION 8.17. Intercompany Demand Loan Documents.......................   81

ARTICLE 9. DEFAULTS AND REMEDIES........................................   81
 SECTION 9.1. Events of Default.........................................   81
 SECTION 9.2. Suits for Enforcement.....................................   85
 SECTION 9.3. Rights and Remedies Cumulative............................   85
 SECTION 9.4. Rights and Remedies Not Waived............................   86
 SECTION 9.5. Further Payments..........................................   86

ARTICLE 10. MISCELLANEOUS...............................................   87
 SECTION 10.1. Collection Costs.........................................   87
 SECTION 10.2. Modification and Waiver..................................   87
 SECTION 10.3. GOVERNING LAW............................................   88
 SECTION 10.4. Notices..................................................   89
 SECTION 10.5. Accounting Terms.........................................   89
 SECTION 10.6. Costs and Expenses; Indemnity............................   89
 SECTION 10.7. WAIVER OF JURY TRIAL AND SETOFF..........................   91
 SECTION 10.8. Captions.................................................   91
 SECTION 10.9. Lien; Setoff by Banks....................................   91
 SECTION 10.10. Security................................................   93
 SECTION 10.11. Jurisdiction; Service of Process........................   93

 SECTION 10.12. Benefit of Agreement....................................   93
 SECTION 10.13. Counterparts............................................   94
 SECTION 10.14. Interest................................................   94
 SECTION 10.15. Attorneys' Fees.........................................   95
 SECTION 10.16. Severability............................................   95
 SECTION 10.17. Confidentiality.........................................   95
 SECTION 10.18. Loss, Theft, Etc. of Notes..............................   96

ARTICLE 11. AGENCY......................................................   96
 SECTION 11.1. Appointment and Actions..................................   96
 SECTION 11.2. Independent Credit Decisions.............................   99
 SECTION 11.3. Indemnification of Agent.................................  100
 SECTION 11.4. Resignation and Succession...............................  100

ARTICLE 12. SALES AND TRANSFERS.........................................  101
 SECTION 12.1. Sales and Transfers......................................  101
 SECTION 12.2. New Banks................................................  104


Exhibits and Schedules
----------------------

Exhibit A-Percentages
Exhibit B-Form of Revolving Credit Note
Exhibit C-Form of Term Note
Exhibit D-Form of Swing Line Note
Exhibit E-Form of Loan Request
Exhibit F-Form of Borrower Security Agreement
Exhibit G-Form of Multi-Party Letter Agreement
Exhibit H-Form of Borrowing Base Certificate
Exhibit I-Form of Opinion of Counsel to Borrower
Exhibit J-Form of Assignment and Acceptance
Exhibit K-Form of Guaranty and Security Agreement
Exhibit L-Form of Intercompany Demand Note

Schedule I-Locations, Chief Executive Office
Schedule II-Subsidiaries

     LOAN AGREEMENT, dated as of July 31, 1998, among MEDALLION FINANCIAL CORP., a Delaware corporation (the "Borrower" or "MFC"), the banks that from time to time are signatories hereto (including Assignees (as hereinafter defined), collectively, the "Banks" and individually, a "Bank"), FLEET BANK, NATIONAL ASSOCIATION , as a Bank ("Fleet"), as Swing Line Lender (the "Swing Line Lender"), as Arranger and as Agent for the Banks (including any successor, the "Agent").

     WHEREAS, the Borrower and Fleet are parties to a Letter Agreement dated as of December 1, 1996 and such Letter Agreement was previously amended by Amendment One, Amendment Two, Amendment Three, Amendment Four and Amendment Five thereto (as so previously amended, the "Prior Agreement"); and

     WHEREAS, the Borrower, the Agent, the Swing Line Lender and the Banks desire to enter into a new credit facility which will supercede, replace, amend and restate in its entirety the Prior Agreement and make further changes thereto, upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


ARTICLE 1    DEFINITIONS

     Section 1.1    Defined Terms.
                    -------------

     As used in this Agreement, the terms defined in the recitals hereto shall have the respective meanings ascribed thereto in said recitals and the following terms shall have the following respective meanings:

     "Account Debtor" shall mean any Person which is or which may become
      --------------
obligated to a Client under or on account of a Receivable.

     "Accumulated Funding Deficiency" shall have the meaning set forth in
      ------------------------------
Section 302 of ERISA.

     "Additional Commitment Amount" shall have the meaning set forth in Section
      ----------------------------
12.2 hereof.

     "Adjusted LIBO Rate" shall mean, with respect to any Interest Period
      ------------------
applicable to any LIBO Rate Loan, the rate of interest per annum, as determined by the Agent, equal to the quotient (rounded to the nearest 1/100 of 1.00% or, if there is no nearest 1/100 of

1.00%, then to the next higher 1/100 of 1.00%) obtained by dividing the LIBO Base Rate by an amount equal to the result obtained by subtracting the Eurodollar Reserve Percentage (expressed as a decimal) from 1.00. The Adjusted LIBO Rate shall be adjusted automatically on and as of the opening of business on the effective date of any change in the Eurodollar Reserve Percentage.

     "Adjusted Net Income" shall mean, with respect to any Credit Party, the
      -------------------
aggregate income (or loss) of such Credit Party for such period which shall be an amount equal to net revenues and other proper items of income less the
                                                                 ----
aggregate such Credit Party of any and all items that are treated as expenses under GAAP, and less, without duplication, Federal, state and local income taxes
                ----
as determined in accordance with GAAP.

     "Adjusted Tangible Net Worth" shall mean, as to the Borrower and BL taken
      ---------------------------
together but otherwise on an unconsolidated basis, the sum of capital surplus, earned surplus, capital stock and Satisfactory Subordinated Debt minus deferred charges, intangibles, treasury stock, Investments in Subsidiaries (other than Investments by the Borrower in BL) and amounts due to the Borrower and/or BL from any Subsidiary(ies) of the Borrower and/or BL, all determined in accordance with GAAP consistently applied.

     "Affiliate" shall mean any Person which, directly or indirectly, controls
      ---------
or is controlled by or is under common control with any other Person and, without limiting the generality of the foregoing, shall include any Person who
(a) beneficially owns or holds 20% or more of the Voting Interests of such other Person (determined either by number of shares or number of votes) or (b) is an associate (as such term is defined in Rule 405 of the Securities Act of 1933, as in effect on the Effective Date) of such other Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent Payment Office" shall mean with respect to all amounts owing under
      --------------------
the Loan Documents, initially, the office, branch, affiliate, or correspondent bank of the Agent designated as its "Payment Office" below its signature to this Agreement and, thereafter, such other office, branch, affiliate, or correspondent bank thereof as it may from time to time designate in writing as such to the Borrower, the Swing Line Lender and each Bank.

     "Aggregate Revolving Credit Commitment" shall mean $57,500,000, as the same
      -------------------------------------
may be reduced, terminated or increased from time to time pursuant to Sections 2.4, 2.10, 9.1 or 12.2 hereof.

     "Agreement" shall mean this Loan Agreement, as the same may be amended and
      ---------
supplemented from time to time.

     "Amount" shall mean, (a) with respect to any Loan, the principal amount of,
      ------
plus all accrued and unpaid interest on, and all other amounts due in respect of, such Loan and (b) with respect to any Receivable, all amounts due in respect of such Receivable.

     "Applicable Facility Percentage" means 0.15%.
      ------------------------------

     "Applicable Cost of Funds Margin" means 1.15%.
      -------------------------------

     "Applicable LIBO Margin" means 1.10%.
      ----------------------

     "Assignee" or "Assignees" shall have the meaning set forth in Section 12.2
      --------      ---------
hereof.

     "Assignment" or "Assignments" shall have the meaning set forth in Section
      ----------      -----------
12.2 hereof.

     "Assignor" or "Assignors" shall have the meaning set forth in Section 12.2
      --------      ---------
hereof.

     "Authorized Representative" shall mean, with respect to the Borrower, its
      -------------------------
chairman, president, chief executive officer, chief operating officer, chief accounting officer, vice president or chief financial officer, or any other officer of the Borrower designated as such from time to time by the Borrower in a written notice to the Agent, accompanied by an incumbency certificate with specimen signature included.

     "Banking Day" shall mean any Business Day on which dealings in deposits in
      -----------
Dollars are transacted in the London interbank market.

     "BL" shall mean Business Lenders, LLC a Delaware limited liability company
      --
the sole member of which is the Borrower.

     "BL Borrowing Base" shall mean, as determined pursuant to the most recently
      -----------------
required Borrowing Base Certificate

          (i) cash and Short Term Investments shown on BL's balance sheet as of such date, plus
                ----

          (ii) 100% of the aggregate outstanding principal balances of, plus accrued interest on, the SBA guaranteed portion of all Guaranteed BL Loans from time to time outstanding that are Retained Loans, plus
                                                            ----

          (iii) 67% of the aggregate outstanding principal balances of, plus accrued interest on, (a) all of BL's Eligible Commercial Loans (other than the SBA guaranteed portion of Guaranteed BL Loans) and (b) that portion of the Guaranteed BL Loans that are not guaranteed by the SBA; provided such Loans would be Eligible Medallion Loans or Eligible Commercial Loans, each as from time to time outstanding that are Retained Loans;

provided, that, if all or any part of any Loan would be excluded as an Eligible
--------  ----
Commercial Loan or Eligible Medallion Loan under any of the provisions of this Agreement, then the entire outstanding principal amount of, plus accrued interest on, such Loan shall be excluded.

     "Board" shall mean the Board of Governors of the Federal Reserve System.
      -----

     "Borrowing Base Certificate" shall mean a certificate substantially in the
      --------------------------
form of Exhibit H hereto, which Borrowing Base Certificate shall identify all
        ---------
such information separately for the Borrower and BL.

     "Borrower and Guarantor Financing Statements" shall mean financing
      -------------------------------------------
statements approved for filing in accordance with the Uniform Commercial Code, and all other titles, certificates, assignments and other documents that the Agent or any Bank may require to perfect the security interests to be granted under the Borrower Security Agreement and the Guaranty and Security Agreement.

     "Borrower Obligations" shall mean all of the obligations and liabilities of
      --------------------
the Borrower under the Loan Documents, in each case whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired including (i) any obligation or liability in respect of any breach of any representation or warranty, and (ii) all post-petition interest and funding losses.

     "Borrower Security Agreement" shall mean the Borrower Security Agreement
      ---------------------------
dated the Effective Date, between the Borrower and the Agent for the benefit of the Banks and the Swing Line Lender, substantially in the form of Exhibit F
                                                                  ---------
hereto, as the same may be amended or supplemented from time to time.

     "Business Day" shall mean any day other than a Saturday, Sunday or other
      ------------
day on which the Agent is not open for business at its offices set forth in this Agreement.

     "Capital Stock" with respect to any corporation, shall mean common stock,
      -------------
preferred stock, and any and all shares or other equivalents (however designated) of any other corporate stock, of such corporation.

     "Client" shall mean, with respect to any Loan, any Person, not disapproved
      ------
by the Agent or the Required Banks in writing in its or their sole discretion, which is obligated to make payments in respect of such Loan (other than any Account Debtor). For purposes of this Agreement and the other Loan Documents, any Client that is an Affiliate of another Client shall be deemed to be one and the same Client.

     "Code" shall mean the Internal Revenue Code of 1986, and all rules and
      ----
regulations promulgated pursuant thereto, as the same may be amended or supplemented from time to time.

     "Code Section 4975" shall mean, at any date, Section 4975 of the Code.
      -----------------

     "Collateral" shall mean and include the assets, property or interests in
      ----------
property of whatever nature whatsoever, real, personal or mixed, tangible or intangible, of the Borrower and/or BL securing the Revolving Credit Loans, Swing Line Loans and/or Term Loans and all other property and interests in personal property that shall, from time to time, secure the Revolving Credit Loans, Swing Line Loans and/or Term Loans.

     "Collateral Account" shall have the meaning set forth in the Borrower
      ------------------
Security Agreement.

     "Commercial Loans" shall mean Loans that are secured in whole or in part by
      ----------------
Real Property, Inventory, Equipment and/or Receivables and that are not Medallion Loans.

     "Cost of Funds" means the per annum rate of interest which Fleet is
      -------------
required to pay, or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies, as determined in the sole discretion of Fleet and agreed to by the Required Lenders.

     "Cost of Funds Loan" shall mean a Revolving Credit Loan or Term Loan
      ------------------
hereunder that bear interest for the Interest Period applicable thereto at a fixed rate of interest determined by reference to the Cost of Funds plus the applicable margin.

     "Credit Party" shall mean either of the Borrower or BL individually and
      ------------
"Credit Parties" shall mean the Borrower and BL collectively.

     "Default" shall mean any of the events specified in Section 9.1 hereof,
      -------
whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "Default Rate" shall have the meaning set forth in Section 2.6 hereof.
      ------------

     "Delinquent Receivables Loan" shall mean a Loan secured by Receivables as
      ---------------------------
to which any payment with respect to any amount due in connection with any such Receivable is not made within 90 calendar days after such payment was originally due (without regard to any stated grace period).

     "Distressed Person" shall mean any Person (a) that files a petition or
      -----------------
seeks relief under or takes advantage of any insolvency law; makes an assignment for the benefit of its creditors; commences a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of itself or of the whole or substantially all of its property; files a petition or an answer to a petition under any chapter of the United States Bankruptcy Code, as amended (11 U.S.C. (S) 101 et seq.), or files a petition or seeks relief under or takes
               -------
advantage of any other similar law or statute of the United States of America, any state thereof or any foreign country; or

          (b) as to which a court of competent jurisdiction shall enter an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of such Person or of the whole or substantially all of its property, or enters an order for relief against such Person in any case commenced under any chapter of the United States Bankruptcy Code, as amended, or grants relief under any other similar law or statute of the United States of America, any state thereof or any foreign country; or as to which, under the provisions of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession of such Person or of the whole or substantially all of its property; or as to which there is commenced against such Person any proceeding for any of the foregoing relief or as to which a petition is filed against such Person under any chapter of the United States Bankruptcy Code, as amended, or under any other similar law or statute of the United States of America or any state thereof or any foreign country and such proceeding or petition remains undismissed for a period of 60 days; or as to which such Person by any act indicates its consent to approval of or acquiescence in any such proceeding or petition.

     "Dividends" shall mean, for the most recently completed four fiscal
      ---------
quarters of the applicable Credit Party, the sum of all paid and accrued and unpaid cash dividends on Capital Stock plus any paid and accrued and unpaid repurchase or redemption for cash of Capital Stock.

     "Dollars" and "$" shall mean dollars in lawful currency of the United
      -------       -
States of America.

     "Domestic Investment" shall mean an Investment in respect of a Person which
      -------------------
is a resident of the United States, Canada or Bermuda or a Person (other than a Governmental Authority) organized or qualified under the laws of any State, excluding any Domestic Investment that is a Portfolio Purchase.

     "Domestic Loan" shall mean a Loan that is denominated and payable only in
      -------------
Dollars, the Person in respect of which is a resident of the United States, Canada or Bermuda or a Person (other than a Governmental Authority) organized or qualified under the laws of any State.

     "EBIT" shall mean, with respect to any Credit Party for any period, the sum
      ----
of (i) Adjusted Net Income, (ii) Interest Expense and (iii) Federal, state and local income taxes, in each case of such Credit Party for such period, computed in accordance with GAAP.

     "Effective Date" of this Agreement shall mean the date on which (i)
      --------------
counterparts of this Agreement executed and delivered by the parties hereto shall have been received by the Agent and (ii) the conditions precedent set forth in Article V hereto shall have been satisfied or waived in writing by all of the Banks.

     "Eligibility Requirements" with respect to any Loan, shall mean the
      ------------------------
following requirements:

          (a) such Loan is made to, and is a recourse obligation of, the Person to whom such Loan is made,

          (b) such Loan is a Domestic Loan,

          (c) [Reserved],

          (d) such Loan is pledged in accordance with the Borrower Security Agreement or the Guaranty and Security Agreement,

          (e) such Loan is made to an Eligible Client,

          (f) the representations, warranties and covenants contained in the Borrower Security Agreement and the Guaranty and Security Agreement are true and correct, and have been complied with, with respect to such Loan,

          (g) the Agent, on behalf of the Banks, has a perfected, first priority security interest in such Loan, and

          (h) such Loan is made in accordance with the credit policy in existence at the time of such Loan of the applicable Credit Party.

     Notwithstanding the foregoing, no Loan shall be deemed to have satisfied the Eligibility Requirements if the Agent or the Required Banks believe that such Loan may not be paid in accordance with its original terms or are insecure for any reason, including, without limitation, because of the Eligible Client's financial inability to pay or because the Eligible Client has disputed the liability, asserted any right of set-off or has made a claim with respect to any other Loan made to such Eligible Client by the applicable Credit Party, other than as a nominal adjustment in the ordinary course of business and in accordance with regular commercial practice.

     "Eligible Client" shall mean, on any date, any Client that meets all the
      ---------------
following criteria:

          (a) such Client is not an Affiliate of a Credit Party or its Subsidiaries,

          (b) less than 50% of the Amount of all Loans to such Client constitute Delinquent Receivables Loans, and

          (c) the Amount of Loans to such Client in the aggregate does not exceed 20% of the applicable Credit Party's Tangible Net Worth as of such date.

     "Eligible Commercial Loan" shall mean any Commercial Loan that satisfies
      ------------------------
the Eligibility Requirements and (a) that is secured by Eligible Equipment, Eligible Inventory, Eligible Real Estate or Eligible Receivables and (b) that is made to an Eligible Client that is an ongoing business concern; provided, that,
                                                                --------  ----
no Loan shall be an Eligible Commercial Loan (i) if a Credit Party, in its reasonable business judgment, deems such Eligible Commercial Loan to be uncollectible or subject to classification as non-accruing and for which it has not made appropriate credits to its reserves, or (ii) if the Loan or accrued interest thereon is more than 60 days past due.

     "Eligible Equipment" of any Credit Party shall mean Equipment in which a
      ------------------
perfected security interest has been obtained by such Credit Party in accordance with its standard credit policy and underwriting criteria at such time to secure the obligations of a Client under a Loan by such Credit Party to such Client, or in the case of such beneficial owner, to secure a guaranty which shall have been made by such beneficial owner guaranteeing the Loan, and the same has been assigned to the Agent, for the benefit of the Banks, pursuant to the Borrower Security Agreement or Guaranty and Security Agreement and the same is otherwise satisfactory to the Agent.

     "Eligible Inventory" of any Credit Party shall mean Inventory in which a
      ------------------
first priority perfected security interest has been obtained by such Credit Party to secure the obligations of a Client under a Loan by such Credit Party to such Client, or in the case of such beneficial owner, to secure a guaranty which shall have been made by such beneficial owner guaranteeing the Loan, and the same has been assigned to the Agent, for the benefit of the Banks, pursuant to the Borrower Security Agreement or the Guaranty and Security Agreement. Notwithstanding the foregoing, Eligible Inventory does not include any of the following: (a) catalogs and other promotional materials of any kind; (b) work in process; (c) any returned items; (d) any damaged, defective or recalled items; (e) any obsolete items; (f) any items used as demonstrators, prototypes or salesmen's samples; (g) any items of inventory which have been consigned to a Client or as to which a Person claims a Lien; (h) any items of inventory which have been consigned by the Client to a consignee; (i) packing and shipping materials; (j) inventory located on premises leased by the Client from a landlord with whom the applicable Credit Party has not entered into a landlord's waiver on terms satisfactory to such Credit Party; and (k) inventory which in the reasonable judgment of the Credit Party, in accordance with its standard criteria, is considered to be slow moving or otherwise not merchantable. Eligible Inventory shall be valued at the lower of (a) cost, (b) market value, or (c) the valuation consistent with that employed in the preparation of the financial statements of the applicable Client.

     "Eligible Medallion Loan" shall mean any Medallion Loan that satisfies the
      -----------------------
Eligibility Requirements and (a) that is secured by Medallion Rights and (b) that is made to an Eligible Client that is an ongoing business concern;

provided, that, no Loan shall be an Eligible Medallion Loan (i) if a Credit
--------  ----
Party, in its reasonable business judgment, deems such Eligible Medallion Loan to be uncollectible or subject to classification as non-accruing and for which it has not made appropriate credits to its reserves, or (ii) if the Loan or accrued interest thereon is more than 60 days past due..

     "Eligible Loans" shall mean any Loan that constitutes or comprises either
      --------------
an Eligible Medallion Loan or Eligible Commercial Loan or Guaranteed BL Loan.

     "Eligible Real Estate" of any Credit Party shall mean Real Property in
      --------------------
which a mortgage interest has been obtained (and continuously maintained) by such Credit Party to secure the obligations of the Client under a Loan by such Credit Party to such Client, or in the case of such beneficial owner, to secure a guaranty which shall have been made by such beneficial owner guaranteeing the Loan, and assigned to the Agent, for the benefit of the Banks, pursuant to a Mortgage Assignment.

     "Eligible Receivables" of any Credit Party shall mean Receivables (i) that
      --------------------
are reasonably determined in good faith to be eligible by such Credit Party,
(ii) that arise in the ordinary course of a Person's business, (iii) that are net of credits, rebates, offsets, holdbacks or adjustments and (iv) in which a first priority perfected security interest has been obtained by such Credit Party to secure the obligations of such Person under a Loan by such Credit Party to such Person, or in the case of such beneficial owner, to secure a guaranty which shall have been made by such beneficial owner guaranteeing the Loan, and the same has been assigned to the Agent, for the benefit of the Banks, pursuant to the Borrower Security Agreement or the Guaranty and Security Agreement. Notwithstanding the foregoing, no Receivable shall be an Eligible Receivable

          (a) if payment with respect to any amount due in connection therewith is not made within 90 calendar days after such payment was originally due (without regard to any stated grace period);

          (b) to the extent that such Receivable is subject to any offset, discount, counterclaim, contra-account or any other defense of any kind or character; or

          (c) if the Agent or the Required Banks believe that such Receivable may not be paid in accordance with its original terms or are insecure for any reason, including, without limitation, because of the Account Debtor's bankruptcy, death, incapacity or financial inability to pay or because the Account Debtor has disputed the liability, asserted any right of set-off or has made a claim with respect to any other Receivable payable by such Account Debtor to such Client, other than as a nominal adjustment in the ordinary course of business and in accordance with regular commercial practice.

     "Equipment" shall mean all machinery, equipment, fixtures, vehicles, office
      ---------
equipment, furniture, furnishings, inventories, supplies, computer equipment, and all other equipment whatsoever, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in
Section 9-109(2) of the UCC and all products, profits, rents and proceeds of any of the foregoing; all whether now owned or hereafter created or acquired.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "ERISA Affiliate" shall mean an entity, whether or not incorporated, which
      ---------------
controls, is controlled by, or is under common control with, either Credit Party within the meaning of Section 4001 of ERISA.

     "ERISA Termination Event" shall mean (i) a Reportable Event, (ii) the
      -----------------------
withdrawal of any Credit Party or any of its ERISA Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC, or
(v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

     "Eurodollar Reserve Percentage" shall mean, with respect to the calculation
      -----------------------------
of the Adjusted LIBO Rate for any Interest Period, the percentage (expressed as a decimal) that is in effect on the date such calculation is made, as prescribed by the Board for determining the maximum reserve requirement (including without limitation any basic, marginal, special, supplemental or emergency reserves and determined without benefit of any credits for proration, exceptions, or offsets that may be available from time to time) for a member bank of the Federal Reserve System applicable to Eurocurrency funding by such member bank, currently referred to as "Eurocurrency liabilities" in Regulation D of the Board (or in respect of any other category of liabilities, which includes deposits by reference to which the interest rate on LIBO Rate Loans is determined, or any category of extensions of credit or other assets, including loans by a non-United States office of any Bank to United States residents).

     "Event of Default" shall mean any of the events specified in Section 9.l
      ----------------
hereof.

     "Existing Indebtedness" shall mean the aggregate amount of Revolving Credit
      ---------------------
Loans made by Fleet under or pursuant to the Prior Agreement which remain outstanding as of the Effective Date.

     "Exposure Percentage" shall mean as of any date and with respect to the
      -------------------
Swing Line Lender or any Bank, as the case may be, a fraction the numerator of which is the Exposures on such date of the Swing Line Lender or such Bank, as applicable, and the denominator of which is the aggregate Exposures on such date of the Swing Line Lender and all Banks.

     "Exposures" shall mean, as of any date, with respect to the Swing Line
      ---------
Lender or any Bank, as the case may be, and, as the context requires, the Revolving Credit Loans, Swing Line Loans and/or Term Loans (each a "Loan Type"), an amount equal to (i) the outstanding principal amount on such date of all loans of such Loan Type owed to such Bank, plus (ii) with respect to the Swing
                                           ----
Line Lender only and only when the Loan Type is a Swing Line Loan, the excess of
(a) the outstanding principal amount on such date of all Swing Line Loans, over
(b) all payments made to the Swing Line Lender by the Borrower and the Banks in repayment thereof or participation therein, as the case may be, plus (iii) with respect to each Bank, the excess of (a) the aggregate sum of all
----
payments by such Bank in participation of the Swing Line Loans, over (b) all reimbursements of such Bank in respect thereof.

     "Facility Fee" shall mean the fee required to be paid pursuant to Section
      ------------
3.1 hereof.

     "Federal Funds Rate" shall mean, for any day, a rate per annum (expressed
      ------------------
as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that, (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions received by the Agent.

     "Fee Letter" shall mean that certain letter agreement between the Borrower
      ----------
and the Agent dated as of July 31, 1998.

     "Fixed Rate Loan" shall mean any LIBO Rate Loan and/or any Cost of Funds
      ---------------
Loan and/or any Negotiated Rate Loan.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America as in effect from time to time.

     "Governmental Authority" shall mean any nation or government, any state or
      ----------------------
other political subdivision thereof and any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, and any corporation or other entity owned or controlled (through ownership of Capital Stock or otherwise) by any of the foregoing.

     "Guaranteed BL Loans" shall mean Loans by BL whereby a portion of the
      -------------------
payment of such Loans are guaranteed by the SBA in accordance with 13 C.F.R.
Part 120 and a Small Business Administration Loan Guaranty Agreement (SBA Form
750).

     "Guaranty and Security Agreement" shall mean the Guaranty and Security
      -------------------------------
Agreement dated the Effective Date, between BL, as guarantor, and the Agent for the benefit of the Banks and the Swing Line Lender, substantially in the form of Exhibit K hereto, as the same may be amended or supplemented from time to time.
---------

     "Hazardous Materials" shall mean and include, without limitation, gasoline,
      -------------------
petroleum products, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined as a hazardous or toxic substance by any Federal, state or local environmental law, ordinance, rule or regulation.

     "Indebtedness" of a Person shall mean and include, without duplication, (i)
      ------------
all items which, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date Indebtedness of such Person is to be determined, other than dividends on Capital Stock declared but not paid to the extent such dividends are not Restricted Payments, (ii) any liability secured by any Lien on property owned or acquired by such Person, whether or not such liability shall have been assumed by such Person, and (iii) guaranties, endorsements (other than for collection in the ordinary course of business), reimbursement obligations in respect of undrawn letters of credit and other contingent obligations of such Person in respect of the obligations of others.

     "Independent Public Accountants" shall mean Arthur Andersen & Co. or such
      ------------------------------
other nationally recognized firm of independent certified public accountants selected by the Borrower.

     "Initial Revolving Credit Loan" shall mean the Revolving Credit Loan or
      -----------------------------
Revolving Credit Loans made by the Banks to the Borrower on the Effective Date.

     "Initial Term" shall mean the period from and including the Effective Date
      ------------
to and including July 30, 1999.

     "Instrument of Adherence" shall have the meaning set forth in Section 12.2
      -----------------------
hereof.

     "Intercompany Demand Loan Collateral" shall mean all of the Loans,
      -----------------------------------
Underlying Collateral and other property now or hereafter securing payment of the Intercompany Demand Note.

     "Intercompany Demand Loan Documents" shall mean the Intercompany Demand
      ----------------------------------
Note, the Intercompany Demand Loan Security Documents and each other document, instrument and agreement executed pursuant to or in connection with any of the foregoing, each as amended, supplemented or modified from time to time, as pledged to the Agent pursuant to the Borrower Security Agreement and/or Guarantee and Security Agreement.

     "Intercompany Demand Loan Security Documents" shall mean the security
      -------------------------------------------
documents executed by BL in favor of the Borrower in order to grant the Borrower a first Lien in the Intercompany Demand Loan Collateral.

     "Intercompany Demand Note" shall mean one or more negotiable demand
      ------------------------
promissory notes made by BL to the order of the Borrower evidencing loans by the Borrower to BL, substantially in the form of Exhibit L.

     "Interest Expense" shall mean, for any period, all interest paid or
      -----------------
scheduled to be paid (including amortization of original issue discount and non-cash interest payments or accruals and the interest component of leases that, in accordance with GAAP, are capitalized leases) by any Credit Party or any of its Subsidiaries during such period on Indebtedness of any Credit Party or any of such Subsidiaries (determined on a consolidated basis).

     "Interest Period" shall have the meaning set forth in Section 2.2(d)
      ---------------
hereof.

     "Inventory" shall mean, with respect to any Person, all goods held by such
      ---------
Person for sale or lease by such Person, or to be furnished under contracts of service, in each case in the ordinary course of such Person's business.

     "Inventory Loans" shall mean Loans secured in whole or in part by
      ---------------
Inventory.

     "Investment" in any Person shall mean any loan, advance, or extension of
      ----------
credit to or for the account of; any guaranty, endorsement or other direct or indirect contingent liability in connection with the obligations, Capital Stock or dividends of; any ownership, purchase or acquisition of any assets, business, Capital Stock, obligations or securities of; or any other interest in or capital contribution to; such Person, but shall not include (a) any Loan, (b) any Investment permitted by Section 8.14 hereof and (c) any Portfolio Purchase.

     "LIBO Base Rate" shall mean, with respect to any Interest Period, the rate
      --------------
reported by the Agent as the rate per annum (rounded to the nearest 1/100 of 1.00% or, if there is no nearest 1/100 of 1.00%, then to the next higher 1/100 of 1.00%) at which deposits in Dollars are offered by Fleet or any of its Affiliates to prime commercial banks in the London interbank market at approximately 11:00 a.m., prevailing New York time (or as soon thereafter as practicable), or, if Fleet is not making offers in the London interbank market, at a rate quoted as "London Eurodollar deposits 11:00 hours offered side," currently shown on Telerate Page 3750 or subsequent page, or if such quotation is no longer available, such other similar quotation for Eurodollar deposits as the Agent and the Borrower reasonably agree, on the second Banking Day prior to the commencement of such Interest Period, in an amount comparable to the principal amount of the LIBO Rate Loan and having a scheduled maturity comparable to such Interest Period (as set forth in the Loan Request) for delivery in immediately available funds on the first day of such Interest Period.

     "LIBO Rate Loan" shall mean a Revolving Credit Loan or Term Loan bearing
      --------------
interest during an Interest Period applicable to such Revolving Credit Loan or Term Loan at a fixed rate of interest determined by reference to the Adjusted LIBO Rate plus the applicable margin as specified in Section 2.2(c)(i), in the case of a Revolving Credit Loan and as specified in Section 2.2(c)(iii) in the case of a Term Loan.

     "Lien" shall mean any interest in property securing an obligation owed to a
      ----
Person, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics', materialmen's, warehousemen's, carriers' and other similar encumbrances, affecting property.

     "Loan" any loan or advance made in the ordinary course of business by a
      ----
Credit Party (which for purposes of this definition shall include those acquired pursuant to a Portfolio Purchase that is permitted pursuant to the terms of this Agreement) to or for the account of any Client or customer of such Credit Party, which loan, advance or extension of credit is permitted pursuant to the terms of this Agreement. Any loan, advance or extension of credit made at a different point in time than another loan, advance or extension of credit shall be deemed to be separate and distinct Loans.

     "Loan Documents" shall mean and include this Agreement, the Revolving
      --------------
Credit Notes, the Term Notes, the Swing Line Note, the Multi-Party Agreement, the Multi-Party Letter Agreement, the Intercompany Demand Loan Documents, the Borrower Security Agreement, the Guaranty and Security Agreement, any Mortgage Assignment, the Borrower and Guarantor Financing Statements, the Borrowing Base Certificates. and each other document, instrument or agreement executed pursuant to, or in connection with, any Loan Document.

     "Loan Request" shall mean a request for one or more Revolving Credit Loans
      ------------
or Swing Line Loans or for the continuation or conversion of any Revolving Credit Loan, Term Loan or Swing Line Loan substantially in the form of Exhibit E
                                                                       ---------
hereto, executed by an Authorized Representative on behalf of the Borrower.

     "Material Adverse Effect" shall mean an event, action or condition
      -----------------------
affecting any Person, or any of its properties or revenues, an event, action or condition that would (i) adversely affect the validity or enforceability of, or the authority of such Person to perform its obligations under, any of the Loan Documents to which it is a party, or (ii) materially adversely affect the business, operations, assets or condition (financial or otherwise) of such Person or the ability of such Person to perform its obligations under any of the Loan Documents to which it is a party or (iii) materially adversely affect the value of the Collateral. Unless the context otherwise requires, any reference to Material Adverse Effect shall mean and refer to a Material Adverse Effect with respect to either Credit Party.

     "Maturity" shall have the meaning set forth in Section 2.2(b) hereof.
      --------

     "Medallion" shall mean the plate which displays the license number of a
      ---------
licensed Taxicab on the outside of the vehicle and which is issued by the New York City Taxi and Limousine Commission, or by any other similar Governmental Authority for a jurisdiction other than New York City charged with the authority to issue licenses for the operation of Taxicabs.

     "Medallion Loans" shall mean Loans secured in whole or in part by Medallion
      ---------------
Rights.

     "Medallion Rights" shall mean, as to any Credit Party, all license,
      ----------------
operating and/or subscription rights to Taxicab Medallion(s), and all license, operating and/or subscription rights evidenced by such Medallions, and all renewals thereof, in which a perfected security interest has been obtained by such Credit Party to secure the Loan made by such Credit Party to such Person, and assigned to the Agent, for the benefit of the Banks, pursuant to the Borrower Security Agreement or the Guaranty and Security Agreement, as the case may be.

     "MFC Borrowing Base" shall mean, as determined pursuant to the most
      ------------------
recently required Borrowing Base Certificate

          (i) cash and Short Term Investments shown on MFC's balance sheet as of such date, plus
                ----

          (ii) 83.3% of the aggregate outstanding principal balances of, plus accrued interest on, all of the Borrower's Eligible Medallion Loans from time to time outstanding that are Retained Loans, plus
                                                       ----

          (iii) 75% of the aggregate outstanding principal balances of, plus accrued interest on, all of the Borrower's Eligible Commercial Loans from time to time outstanding that are Retained Loans;

provided, that, if all or any part of any Loan would be excluded as an Eligible
--------  ----
Commercial Loan or Eligible Medallion Loan under any of the provisions of this Agreement, then the entire outstanding principal amount of, plus accrued interest on, such Loan shall be excluded.

     "Mortgage Assignment" shall mean a Mortgage Assignment between a Credit
      -------------------
Party or a Subsidiary and the Agent for the benefit of the Banks, in such form as the Agent shall determine as necessary or desirable under the law applicable to the property covered by such Mortgage Assignment, delivered from time to time by such Credit Party to the Agent as contemplated by the definition of "Eligible Real Estate."

     "Multiemployer Plan" shall mean a Plan that is a multiemployer plan as
      ------------------
defined in Section 4001(a)(3) of ERISA.

     "Multi-Party Agreement" shall mean a multi-party agreement by and among the
      ---------------------
Agent, on behalf of the Banks, SBA, BL, the Borrower and Colson Services Corp., in form and substance satisfactory to the Agent and the Required Banks, and as such agreement is amended form time to time, with the consent of the Agent and the Required Banks.

     "Multi-Party Letter Agreement" shall mean a letter agreement between the
      ----------------------------
Agent and the Borrower substantially in the form of Exhibit G hereto.

     "Negotiated Rate" shall mean with respect to each Swing Line Loan, the rate
      ---------------
per annum equal to, (i) at all times during the period, if any, commencing on the date of delivery of a notice of an Event of Default by the Agent to the Banks with respect to such Swing Line Loan and terminating on the date on which such Event of Default shall no longer be continuing, the Prime Rate, and (ii) at all other times, the rate agreed to by the Borrower and the Swing Line Lender in accordance with Section 2.2(c)(ii) as the interest rate that such Swing Line Loan shall bear.

     "Negotiated Rate Loan" shall mean any Swing Line Loan that bears interest
      --------------------
at a Negotiated Rate.

     "Net Realized Loss" as to any Loan shall mean the gross realized loss (as
      -----------------
determined by GAAP) with respect to such Loan minus actual cash recoveries with respect to such Loan.

     "New Bank" shall have the meaning set forth in Section 12.2 hereof.
      --------

     "1940 Act" shall mean the Investment Company Act of 1940, as amended.
      --------

     "Note(s)" or "Revolving Credit Note(s)" or "Swing Line Note(s)" or "Term
      -------      ------------------------      ------------------      ----
Notes" shall mean the promissory note(s) of the Borrower referred to in Sections
-----
2.2 and 12.2 hereof and shall include any replacement(s) therefor issued pursuant to Sections 10.18 or 12.1 hereof.

     "Participant" or "Participants" shall mean any Person, including a Bank,
      -----------      ------------
that pursuant to the terms of this Agreement, buys a participation in any of the Indebtedness owing in connection with the Loan Documents.

     "Payments" shall have the meaning set forth in Section 3.2 hereof.
      --------

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any
      ----
successor thereto.

     "Percentage" of each Bank shall mean, at any particular time, the
      ----------
percentage designated as such for such Bank on Exhibit A hereto, as adjusted
                                               ---------
from time to time pursuant to Section 12.1(d) hereof.

     "Permitted Debt" shall mean all unsecured Indebtedness of a Credit Party
      --------------
owed to Permitted Lenders.

     "Permitted Lenders" shall mean the financial institutions approved from
      -----------------
time to time by the Required Banks, which approval will not be unreasonably withheld.

     "Permitted Liens" shall having the meaning set forth in Section 8.1 hereof.
      ---------------

     "Person" or "person" shall mean any individual, partnership, firm,
      ------      ------
corporation, association, joint venture, trust or other entity, or any Governmental Authority.

     "Plan" shall mean, as to any Credit Party, at any particular time, any
      ----
employee benefit plan which is covered by ERISA and in respect of which such Credit Party or an ERISA Affiliate is (or, if such plan were terminated at such time, under Section 4069 of ERISA would be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Portfolio Purchase" shall mean, as to any Credit Party, any purchase or
      ------------------
acquisition by such Credit Party, whether for cash, for stock, pursuant to financing or otherwise, of any assets, business, Capital Stock, obligations or securities of, any Person; or other interest in or capital contribution to, any Person that results in, or would result in (after taking into account the applicable Portfolio Purchase), such Credit Party having any additional Loans.

     "Prime Rate" shall mean the annual rate of interest designated by Fleet
      ----------
from time to time as its "prime rate" in effect at its principal office. The Prime Rate is determined as a means of pricing for United States based customers and is not directly fixed to any external rate of interest or index, nor is it necessarily the lowest rate of interest charged by Fleet at any given time for any particular class of customers or credit extensions.

     "Prime Rate Loan" shall mean, as of any date of determination, a Revolving
      ---------------
Credit Loan, Swing Line Loan or Term Loan bearing interest, as of such date of determination, at a variable rate of interest determined by reference to the Prime Rate.

     "Principal Payments" shall have the meaning set forth in Section 2.5(b)
      -------------------
hereof.

     "Prohibited Transaction" shall have the meaning set forth in Section 406 of
      ----------------------
ERISA or Code Section 4975.

     "Property" shall mean all Equipment, Real Property or other real or
      --------
personal property, tangible or intangible, owned or operated by a Credit Party.

     "Real Estate Loans" shall mean Loans that are secured in whole or in part
      -----------------
by Real Property.

     "Real Property" shall mean real property of a Person or an ultimate
      -------------
beneficial owner of such Person or machinery or Equipment of such Person or beneficial owner forming a part of, or affixed to, such real property.

     "Receivables" shall mean, with respect to any Person, all present and
      -----------
future rights to payment for goods sold or leased or for services rendered by such Person whether or not evidenced by an instrument or chattel paper.

     "Receivables Loans" shall mean Loans secured in whole or in part by
      -----------------
Receivables.

     "Reportable Event" shall mean any of the events set forth in Section
      ----------------
4043(b) of ERISA, other than those events as to which the 30-day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. 2615.

     "Renewal Term" shall have the meaning set forth in Section 2.10(b) hereof.
      ------------

     "Required Banks" shall mean, as of any date of determination, the Agent and
      --------------
such Bank or Banks as have Revolving Credit Commitments or Term Loans outstanding in excess of 51% of the sum of the Aggregate Revolving Credit Commitment plus all Term Loans then outstanding.

     "Restricted Investment" shall mean any Investment, to the extent it does
      ---------------------
not constitute a Short Term Investment.

     "Restricted Payment" shall mean, with respect to any Credit Party, any of
      -------------------
the following when paid (or when the proceeds of which are paid) to any Person during the continuance of any Default or Event of Default: (i) the payment of any dividend on or any distribution in respect of any Capital Interests of such Credit Party (other than the payment of Dividends required to be paid in order to avoid the imposition of income taxes pursuant to the Code, or, for so long as such Credit Party is a registered investment company under the 1940 Act, the payment of such Dividends as may be required by the 1940 Act), (ii) any defeasance, redemption, repurchase or other acquisition or retirement for value prior to scheduled maturity of any Indebtedness ranked pari passu or subordinate
                                                       ---- -----
in right of payment to the Revolving Credit Notes, Swing Line Note or the Term Notes or of any Indebtedness having a maturity date subsequent to the maturity of the Revolving Credit Notes, Swing Line Note or the Term Notes (other than Permitted Debt), (iii) the redemption, repurchase, retirement or other acquisition of any Capital Stock of such Credit Party or of any warrants, rights or options to purchase or acquire any Capital Stock of such Credit Party, (iv) any expenditure or the incurrence of any liability to make any expenditure for any Restricted Investment, (v) the payment of any principal of, interest on, or any amounts due in respect of, any Indebtedness not permitted by Section 8.2 hereof, and (vi) the payment of any principal of, or interest on, or any other amounts due in respect of, any Subordinated Debt.

     "Retained Loans" as to either Credit Party shall mean the percentage of
      --------------
each Eligible Loan not granted by such Credit Party to any other Person as a participation in the principal amount and accrued interest of such Eligible Loan.

     "Revolving Credit Commitment" of a Bank shall mean, as of any date of
      ---------------------------
calculation, an amount equal to the product of such Bank's Percentage times the Aggregate Revolving Credit Commitment.

     "Revolving Credit Commitment Period" at any date shall mean with respect to
      ----------------------------------
any Bank, the period from and including the Effective Date to, but excluding, the Term Out Date with respect to such Bank's Revolving Credit Commitment.

     "Revolving Credit Exposure" shall mean with respect to any Bank as of any
      -------------------------
date, the sum as of such date of (i) the outstanding principal amount of such Bank's Revolving Credit Loans and (ii) such Bank's Swing Line Exposure.

     "Revolving Credit Loan" shall mean a loan or advance made pursuant to
      ---------------------
Section 2.1(a) hereof.

     "Revolving Credit Loans" shall mean, collectively, the Revolving Credit
      ----------------------
Loans from time to time outstanding and unpaid.

     "Revolving Credit Obligations" shall have the meaning set forth in Section
      -----------------------------
2.10(b) hereof.

     "Satisfactory Subordinated Debt" shall mean Subordinated Debt; provided,
      ------------------------------                                --------
that, no such Subordinated Debt shall be deemed Satisfactory Subordinated Debt
----
unless and until the Agent has provided written notice to the Borrower that same shall be deemed Satisfactory Subordinated Debt for purposes of this Agreement.

     "SBA" shall mean the Small Business Administration.
      ---

     "SBA Regulations" shall mean the regulations set forth at 13 CFR 107
      ---------------
implementing the SBI Act, as the same may be amended from time to time, and all related guidelines, directives, treaties and interpretations thereof by any Governmental Authority charged with the administration or interpretation thereof.

     "SBI Act" shall mean Title III of the Small Business Investment Act of
      -------
1958, as amended, 15 U.S.C. 681 et seq.
                                ------

     "Scheduled Swing Line Commitment Termination Date" shall mean the fifth
      ------------------------------------------------
Business Day preceding the Term Out Date.

     "Senior Debt" shall mean all Indebtedness of the Borrower other than
      -----------
Subordinated Debt.

     "Short Term Investment" shall mean an Investment in (i) direct obligations
      ---------------------
of the United States of America; (ii) negotiable certificates of deposit issued by, or negotiable bankers' acceptances (eligible for discount at Federal Reserve Banks) of, or repurchase agreements in respect of obligations described in clause (i) with, any bank or trust company organized under the laws of the United States of America or any State thereof having capital and surplus of not less than $250,000,000; and (iii) readily marketable commercial paper which, at the time of acquisition, is rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investor Services, Inc.; provided, that all of such
                                           --------  ----
Investments described in clauses (i), (ii) and (iii) shall be payable in Dollars and shall mature within twelve months after the date of acquisition thereof.

     "Single Employer Plan" shall mean any Plan which is covered by Title IV of
      --------------------
ERISA, but is not a Multiemployer Plan.

     "Solvent" shall mean, as to any Person, that such Person has capital
      -------
sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature and owns property having a value both at fair valuation and at present fair saleable value, greater than the amount required to pay its debts (including contingencies).

     "Subordinated Debt" shall mean all Indebtedness of the Borrower for
      -----------------
borrowed money that is subordinated to the Revolving Credit Loans, Swing Line Loans and the Term Loans on terms that are, and pursuant to a form of subordination that is, acceptable in form and substance to the Agent and the Required Banks.

     "Subsidiary" or "Subsidiaries" of a Credit Party shall mean any corporation
      ----------      ------------
or entity more than 50% of the outstanding Voting Interests (or similar rights to the extent the Subsidiary is not a corporation) of which is at the time owned, directly or indirectly, by such Credit Party and/or by one or more of its Subsidiaries; provided, however, that the term "Subsidiary" shall be deemed to
                                                ----------
exclude all Subsidiaries the Tangible Net Worth of which constitute less than 5% of the Tangible Net Worth of such Credit Party.

     "Super-majority Banks" shall mean, as of any date of determination, the
      --------------------
Agent and such Bank or Banks as have Revolving Credit Commitments or Term Loans outstanding equal to or in excess of 75% of the sum of the Aggregate Revolving Credit Commitment plus all Term Loans then outstanding.

     "Swing Line Commitment" shall mean the undertaking of the Swing Line Lender
      ---------------------
during the Swing Line Commitment Period to make Swing Line Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not in excess of the Swing Line Commitment Amount, and the commitment of the Banks to participate therein as set forth in Section 2.1(c), as the same may be adjusted from time to time pursuant to Sections 2.4 and ARTICLE 12.

     "Swing Line Commitment Amount" shall mean $5,000,000.
      ----------------------------

     "Swing Line Commitment Period" shall mean the period from the Effective
      ----------------------------
Date until the Swing Line Commitment Termination Date.

     "Swing Line Commitment Termination Date" shall mean the earlier of the
      --------------------------------------
Business Day immediately preceding the Scheduled Swing Line Commitment Termination Date or such other date upon which the Swing Line Commitment shall have been terminated in accordance with Section 2.4 or Section 9.1.

     "Swing Line Exposure" shall mean at any time, in respect of any Bank, an
      -------------------
amount equal to the aggregate outstanding principal amount of the Swing Line Loans at such time, multiplied by such Bank's Percentage at such time.
                    -------------

     "Swing Line Interest Period" shall mean with respect to any Swing Line Loan
      --------------------------
requested by the Borrower, the period commencing on the borrowing date with respect to such Swing Line Loan and ending not in excess of five days thereafter, as selected by the Borrower in the applicable Loan Request therefor, provided, however, that (i) if any Swing Line Interest Period would otherwise
--------  -------
end on a day that is not a Business Day, such Swing Line Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would be a date on or after the Scheduled Swing Line Commitment Termination Date, in which event such Swing Line Interest Period shall end on the next preceding Business Day, and (ii) no Swing Line Interest Period shall end after the Scheduled Swing Line Commitment Termination Date. Interest shall accrue from and including the first day of a Swing Line Interest Period to, but excluding, the last day of such Swing Line Interest Period.

     "Swing Line Loan" and "Swing Line Loans" shall have the meaning set forth
      ---------------       ----------------
in Section 2.1(c).

     "Swing Line Maturity Date" shall mean the Scheduled Swing Line Commitment
      ------------------------
Termination Date, or such earlier date on which the Swing Line Loans shall become due and payable, whether by acceleration or otherwise.

     "Swing Line Participation Amount" shall have the meaning set forth in
      -------------------------------
Section 2.1(c)(iii).

     "Tangible Net Worth" shall mean, as to the Borrower on a consolidated
      ------------------
basis, the sum of capital surplus, earned surplus, capital stock and Satisfactory Subordinated Debt minus deferred charges, intangibles, treasury stock, Investments in Subsidiaries and Affiliates (other than BL) and amounts due to the Borrower and/or BL from any Subsidiary and/or Affiliate (other than the Borrower and/or BL), all determined in accordance with GAAP consistently applied.

     "Taxicab" shall mean a motor vehicle carrying passengers for hire, duly
      -------
licensed as a taxicab by the Taxi and Limousine Commission, or any other Governmental Authority for a jurisdiction other than New York City, and permitted to accept hails from passengers in the street.

     "Term Loan" shall mean a loan or advance pursuant to Section 2.1 (b)
      ---------
hereof.

     "Term Loans" shall mean, collectively, the Term Loans from time to time
      ----------
outstanding and unpaid.

     "Term Loan Commitment" shall mean, in respect of any Bank, its commitment,
      --------------------
pursuant to Section 2(b) hereof, to make a Term Loan to the Borrower on such Bank's Term Out Date equal to the principal amount of its Revolving Credit Loans then outstanding to the Borrower.

     "Termination Date" shall mean the earlier of (i) the date on which this
      ----------------
Agreement shall terminate in accordance with the provisions of Section 2.10 hereof or (ii) the Business Day, if any, on which all of the Revolving Credit Commitments are terminated in accordance with Section 2.4 or 9.1 hereof.

     "Term Loan Period" shall mean, with respect to each Term Loan, the period
      -----------------
from the Term Out Date with respect to the Revolving Credit Loan or Loans replaced by such Term Loan through the date of such Term Loan's Maturity.

     "Term Out Date" shall mean, with respect to each Revolving Credit Loan,
      -------------
July 30, 1999, subject, however, in each case, to the renewal provisions set forth in Section 2.10 hereof.

     "Total Adjusted Liabilities" shall mean, as of any date of calculation, the
      --------------------------
aggregate unconsolidated outstanding Indebtedness of the Borrower as of such date, plus the aggregate unconsolidated outstanding Indebtedness of BL as of
      ----
such date, each determined in accordance with GAAP.

     "Total Liabilities" shall mean, as to any Credit Party, as of any date of
      -----------------
calculation, the aggregate outstanding Indebtedness of such Credit Party as of such date, determined on a consolidated basis in accordance with GAAP.

     "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial
      ---
Code as then in effect in that jurisdiction.

     "Underlying Collateral" shall mean, as to any Credit Party, all of such
      ---------------------
Credit Party's rights with respect to, or interest in, any and all present and future Medallion Rights, Equipment, Inventory, Real Property, Receivables, machinery, future accounts, accounts receivable, receivables, contracts, contract rights, general intangibles, books, desks, notes, bills, drafts, acceptances, chases in action, chattel paper, instruments, documents and other forms of obligations and property, real, personal or mixed, tangible or intangible, at any time owing to or owned by any Client to whom such Credit Party has made a Loan, or any guarantor of such Client.

     "Voting Interests" shall mean securities, as defined in Section 2(1) of the
      ----------------
Securities Act of 1933, as amended, of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of the corporate directors (or Persons performing similar functions). References in this Agreement to percentages of Voting Interests, unless otherwise noted, refer to percentages of votes to which such Voting Interests is entitled in the election of corporate directors (or Persons performing similar functions) rather than to the number of shares.

     "Year 2000 Issue" shall mean failure of computer software, hardware and
      ---------------
firmware systems and equipment containing embedded computer chips to properly receive, transmit, process, manipulate, store, retrieve, re-transmit or in any other way utilize data and information due to the occurrence of the year 2000 or the inclusion of dates on or after January 1, 2000.

     Section 1.2    Other Definitional Provisions.
                    -----------------------------

          (a) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa.

          (b) The words "hereof," "hereby," "herein," and "hereunder" and words
                         ------    ------    ------        ---------
of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement, the term "hereafter" shall mean after, and the term "heretofore" shall mean before, the
----------                                  ----------
date of this Agreement, and "Article," "Section," "Schedule," "Exhibit," "Annex" and like references are to this Agreement unless otherwise specified.

          (c) Any defined term which relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof and hereof.

          (d) References in this Agreement to particular sections of the Code, ERISA or any other legislation shall be deemed to refer also to any successor sections thereto or other redesignations for codification purposes.

          (e) All terms defined in the UCC and not otherwise defined or modified herein shall have the same respective meanings as are given to such terms in the UCC.

ARTICLE 2    AMOUNT AND TERMS OF REVOLVING CREDIT LOANS

     Section 2.1    Commitments and Loans.
                    ---------------------

          (a) Revolving Credit Loans.  Subject to the terms and conditions and
              ----------------------
relying upon the representations, warranties and covenants herein set forth, each Bank severally (and not jointly) agrees to make one or more Revolving Credit Loans to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate amount at any one time outstanding not to exceed such Bank's Revolving Credit Commitment. During the Revolving Credit Commitment Period, the Borrower may borrow, prepay and re- borrow the Revolving Credit Loans, all in accordance with the terms and conditions hereof; provided,
                                                                      --------
however, that immediately after giving effect thereto, (i) such Bank's Revolving
-------
Credit Exposure shall not exceed such Bank's Revolving Credit Commitment, (ii) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the
                                                                     ----
aggregate unpaid balance of all Revolving Credit Loans to the Borrower plus the
                                                                       ----
aggregate unpaid balance of all Term Loans to the Borrower shall not exceed the sum of the MFC Borrowing Base and the BL Borrowing Base, (iii) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid
                                                       ----
balance of all Revolving Credit Loans to the Borrower plus the aggregate unpaid
                                                      ----
balance of all Term Loans to the Borrower, to the extent same are used directly or indirectly by BL, shall not exceed the BL Borrowing Base, (iv) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid
                                                       ----
balance of all Revolving Credit Loans to the Borrower plus the aggregate unpaid
                                                      ----
balance of all Term Loans to the Borrower, to the extent same are used directly or indirectly by the Borrower, shall not exceed the MFC Borrowing Base and (v) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the
                                                                     ----
aggregate unpaid balance of all Revolving Credit Loans to the Borrower shall not exceed the Aggregate Revolving Credit Commitment.

          (b) Term Loan Commitments. Subject to the terms and conditions and
              ---------------------
relying upon the representations, warranties and covenants herein set forth, each Bank severally (and not jointly) agrees to make a Term Loan to the Borrower on the Term Out Date in a principal amount equal to the principal amount of its Revolving Credit Loan or Loans outstanding on such Term Out Date to the Borrower; provided, that immediately after making each Term Loan (i) the
          --------  ----
aggregate unpaid balance of all Term Loans to the Borrower shall not exceed the aggregate of the Term Loan Commitments of all the Banks, (ii) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid
                                                       ----
balance of all Revolving Credit Loans to the Borrower plus the aggregate unpaid
                                                      ----
balance of all Term Loans to the Borrower shall not exceed the sum of the MFC Borrowing Base and the BL Borrowing Base, (iii) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid balance of all
                                     ----
Revolving Credit Loans to
the Borrower plus the aggregate unpaid balance of all Term Loans to the
             ----
Borrower, to the extent same are used directly or indirectly by BL, shall not exceed the BL Borrowing Base (iv) the aggregate unpaid balance of all Swing
Line Loans to the Borrower plus the aggregate unpaid balance of all
                           ----
Revolving Credit Loans to the Borrower plus the aggregate unpaid balance of all
                                       ----
Term Loans to the Borrower, to the extent same are used directly or indirectly by the Borrower, shall not exceed the MFC Borrowing Base and (v) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid
                                                       ----
balance of all Revolving Credit Loans to the Borrower plus the aggregate unpaid
                                                      ----
balance of all Term Loans to the Borrower shall not exceed the sum of the Aggregate Revolving Credit Commitment and the aggregate unpaid balance of all outstanding Term Loans. The proceeds of each Term Loan shall be made available to the Borrower by such Bank on the applicable Term Out Date by applying such proceeds directly to the payment of the amounts owing to such Bank with respect to such Bank's Revolving Credit Loans to the Borrower. Prior to each Term Loan's Maturity, the Borrower may prepay (and is required to prepay) such Term Loan, only in accordance with the provisions hereof, but thereafter may not reborrow amounts so prepaid.

          (c)  Swing Line Loans.
               ----------------

          (i) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (each a "Swing Line Loan" and, collectively, the
                                         ---------------
"Swing Line Loans") to the Borrower in Dollars from time to time during the
 ----------------
Swing Line Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Swing Line Commitment Amount, provided, however,
                                                            --------  -------
that, immediately after making each Swing Line Loan, (v) the aggregate unpaid balance of the Swing Line Loans to the Borrower would not exceed the Swing Line Commitment Amount, (w) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid balance of all Revolving Credit Loans to
             ----
the Borrower plus the aggregate unpaid balance of all Term Loans to the Borrower
             ----
shall not exceed the sum of the MFC Borrowing Base and the BL Borrowing Base,
(x) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus
                                                                         ----
the aggregate unpaid balance of all Revolving Credit Loans to the Borrower plus
                                                                           ----
the aggregate unpaid balance of all Term Loans to the Borrower, to the extent same are used directly or indirectly by BL, shall not exceed the BL Borrowing Base (y) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid balance of all Revolving Credit Loans to the Borrower
----
plus the aggregate unpaid balance of all Term Loans to the Borrower, to the
----
extent same are used directly or indirectly by the Borrower, shall not exceed the MFC Borrowing Base and (z) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid balance of all Revolving Credit
                      ----
Loans to the shall not exceed the Aggregate Revolving Credit Commitment. During the Swing Line Commitment Period, the Borrower may borrow, prepay in whole or in part and reborrow under the Swing Line Commitment, all in accordance with the terms and conditions of this Agreement. No Swing Line Loan shall be made prior to the making of the first Revolving Credit Loans on the Effective Date.

          (ii) The Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when any Bank shall be in default of its obligations under this Agreement unless arrangements to eliminate the Swing Line Lender's risk with respect to such defaulting Bank's participation in such Swing Line Loan shall have been made for the benefit of the Swing Line Lender and such arrangements are in all respects satisfactory to the Swing Line Lender. The Swing Line Lender will not make any Swing Line Loan if the Agent or any Bank, by notice to the Swing Line Lender and the Borrower no later than one Business Day prior to the borrowing date with respect to such Swing Line Loan, shall have determined that the conditions set forth in ARTICLE 5 have not been satisfied and such conditions remain unsatisfied as of the requested time of the making of such Swing Line Loan. Each Swing Line Loan shall be due and payable on the earlier to occur of the last day of the Swing Line Interest Period applicable thereto and the Swing Line Maturity Date.

          (iii) Upon (1) a request by the Swing Line Lender, (2) a receipt by a Bank of notice of an Event of Default from the Agent, or (3) the acceleration of any loan or termination of the Revolving Credit Commitment, Term Loan Commitment or the Swing Line Commitment, each Bank shall purchase unconditionally, irrevocably, and severally (and not jointly) from the Swing Line Lender a participation in the outstanding Swing Line Loans (including accrued interest thereon) in an amount (the "Swing Line Participation Amount") equal to the
                            -------------------------------
product of its Percentage and the aggregate outstanding principal amount of the Swing Line Loans plus all accrued and unpaid interest thereon. Each Bank shall also be liable for an amount equal to the product of its Percentage and any amounts paid by the Borrower pursuant to this Section that are subsequently rescinded or avoided, or must be otherwise restored or returned. Such liabilities shall be absolute and unconditional and without regard to the occurrence of any Default or the compliance by the Borrower with any of its obligations under the Loan Documents.

          (iv) In furtherance of Section 2.2(c), upon the occurrence of any event set forth in Section 2.1(c)(iii), such Bank shall promptly make available its Swing Line Participation Amount to the Agent for the account of the Swing Line Lender at the applicable Agent Payment Office, in Dollars, and in immediately available funds. The Agent shall deliver the payments made by each Bank pursuant to the immediately preceding sentence to the Swing Line Lender promptly upon receipt thereof in like funds as received. Each Bank shall indemnify and hold harmless the Agent and the Swing Line Lender from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses resulting from any failure on the part of such Bank to pay, or from any delay in paying the Agent any amount such Bank is required to pay in accordance with this Section 2.1(c)(iv) (except in respect of losses, liabilities, actions, suits, judgments, demands, costs and expenses suffered by the Agent or the Swing Line Lender, as the case may be, resulting from the gross negligence or willful misconduct of the Agent or the Swing Line Lender, as the case may be), and such Bank shall be required to pay interest to the Agent for the account of the Swing Line Lender from the date such amount was due until paid in full, on the unpaid portion thereof, at a rate of interest per annum equal to the Federal Funds Rate payable upon demand by the Swing Line Lender. The Agent shall distribute such interest payments to the Swing Line Lender upon receipt thereof in like funds as received.

          (v) Whenever the Agent is reimbursed by the Borrower, for the account of the Swing Line Lender, for any payment in connection with Swing Line Loans and such payment relates to an amount previously paid by a Bank pursuant to this Section, the Agent will promptly pay over such payment to such Bank.

     Section 2.2    Revolving Credit, Term Loan and Swing Line Notes.
                    ------------------------------------------------

          (a) (i) Revolving Credit Notes. The Revolving Credit Loans of each
                  ----------------------
Bank shall be evidenced by a separate Revolving Credit Note of the Borrower, in substantially the form of Exhibit B hereto, payable to the order of such Bank
                          ---------
and representing the obligation of the Borrower to pay the aggregate principal amount of the Revolving Credit Loans from time to time outstanding from such Bank, together with interest thereon. Each Bank is hereby authorized to endorse the date, amount and loan type of each Revolving Credit Loan, the Interest Periods during which such Revolving Credit Loan is a Prime Rate Loan, a LIBO Rate Loan or a Cost of Funds Loan, and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by such Bank as required) annexed to and constituting a part of its Revolving Credit Note, which endorsement shall constitute prima facie evidence of the accuracy of the
                                   -----------
information so endorsed; provided, however, that the failure of any Bank to
                         --------  -------
insert any such date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay any Revolving Credit Loans in accordance with the terms of this Agreement.

          (ii) Term Loan Notes. The Term Loan of each Bank to the Borrower shall
               ---------------
be evidenced by a separate Term Note of the Borrower, in substantially the form of Exhibit C hereto, payable to the order of such Bank and representing the
   ---------
obligation of the the Borrower to pay the aggregate principal amount of the Term Loan from time to time outstanding from such Bank, together with interest thereon. Each Bank is hereby authorized to endorse the date, amount and loan type of its Term Loan, the Interest Periods during which such Term Loan is a Prime Rate Loan, LIBO Rate Loan or Cost of Funds Loan, and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by such Bank as required) annexed to and constituting a part of its Term Note, which endorsement shall constitute prima facie evidence of the
                                                  ----- -----
accuracy of the
information so endorsed; provided, however, that the failure of any Bank to
                         --------  -------
insert any such date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay any Term Loan in accordance with the terms of this Agreement.

          (iii) Swing Line Note. The Swing Line Loans of the Swing Line Lender
                ---------------
to the Borrower shall be evidenced by a Swing Line Note of the Borrower, in substantially the form of Exhibit D, payable to the order of the Swing Line
                          ---------
Lender and representing the obligation of the Borrower to pay the aggregate principal amount of the Swing Line Loans from time to time outstanding from such Swing Line Lender, together with interest thereon. The Swing Line Lender is hereby authorized to endorse the date, amount and Swing Line Interest Period of each Swing Line Loan, and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by the Swing Line Lender as required) annexed to and constituting a part of its Swing Line Note, which endorsement shall constitute prima facie evidence of the accuracy of the
                             -----------
information so endorsed; provided, however, that the failure of the Swing Line
                         --------  -------
Lender to insert any such date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay any Swing Line Loans in accordance with the terms of this Agreement.

          (b) Date and Maturity of Each Note. Each Note shall, except as
              ------------------------------
otherwise provided in Sections 12.1 or 12.2 hereof, be dated (A) the Effective Date, in the case of each Revolving Credit Note and the Swing Line Note and (B) the applicable Term Out Date, in the case of each Term Note issued in replacement of a Revolving Credit Loan, and shall be payable at its Maturity. For purposes of this Agreement, the term "Maturity" shall mean, with respect to
(i) any Revolving Credit Loan, the earlier of (A) the Term Out Date for such Revolving Credit Loan, (B) the Termination Date and (C) any other date on which such Revolving Credit Loan shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement, whether by required or optional prepayment, declaration, acceleration, or otherwise, (ii) with respect to any Swing Line Loan, on the earlier of (A) the date such Swing Line Loan shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement whether by stated maturity, required or optional prepayment, declaration, acceleration, or otherwise, or (B) the Swing Line Commitment Termination Date and (iii) with respect to any Term Loan made by a Bank to replace its existing Revolving Credit Loans pursuant to Section 2.1(b) hereof, the earlier of (A) the first anniversary of the Term Out Date applicable to such replaced Revolving Credit Loans and (B) any other date on which such Term Loan shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement, whether by required or optional prepayment, declaration, acceleration, or otherwise.

          (c)(i) Interest Rate on the Revolving Credit Notes. Each Revolving
                 -------------------------------------------
Credit Note shall bear interest, subject to the provisions of Section 10.14 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate elected by the Borrower in accordance with the notice provisions set forth in Section 2.7 hereof equal to either (a) the Prime Rate, or (b) the Adjusted LIBO Rate plus the Applicable LIBO Margin; or (c) the Cost of Funds plus the Applicable Cost of Funds Margin. The rate of interest of each Revolving Credit Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

          (c)(ii) Interest Rate on Swing Line Note.  The Swing Line Note shall
                  --------------------------------
bear interest, subject to the provisions of Section 10.14 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate equal to the Negotiated Rate for the applicable Swing Line Interest Period. The rate of interest of the Swing Line Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

          (c)(iii) Interest Rate on the Term Notes. Each Term Note shall bear
                   -------------------------------
interest, subject to the provisions of Section 10.14 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate elected by the Borrower in accordance with the notice provisions set forth in
Section 2.3 hereof equal to either (a) the Prime Rate or (b) the Adjusted LIBO Rate plus the Applicable LIBO Margin or (c) the Cost of Funds plus the Applicable Cost of Funds Margin.. The rate of interest of each Term Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

          (c)(iv) Interest Rate after Maturity. The unpaid principal balance of
                  -----------------------------
each Note shall bear interest from and including its Maturity until paid at the rate specified in Section 2.6 hereof.

          (d) The Interest Period. The interest period (the "Interest Period")
              -------------------                            ---------------
with respect to (i) any Prime Rate Loan, shall be a period continued from day to day until terminated by the Borrower, such termination to be effective two business days after the selection of a LIBO Rate Loan or Cost of Funds Loan to replace such Prime Rate Loan, (ii) any LIBO Rate Loan, shall be a period of borrowing commencing on and including the date of advance or conversion and ending on the numerically corresponding date that is one, two, three, four, five or six months thereafter, as set forth in the Loan Request and (iii) any Cost of Funds Loan, shall be a period of borrowing commencing on and including the date of advance or conversion and ending on the numerically corresponding date that is 30, 60, 90, 120, 150 or 180 days thereafter, as set forth in the Loan Request. Notwithstanding the foregoing:

     (A) in the case of a Fixed Rate Loan, (I) if the numerically corresponding date in the appropriate month is not a Banking Day, such Interest Period shall be extended to the next succeeding day that is a Banking Day; provided, that, in the case of LIBO Rate Loans if such day falls in the succeeding calendar month, such Interest Period shall end on the first preceding day that is a Banking Day and (II) if there is no numerically corresponding date in the appropriate month, such Interest Period shall end on the last Banking Day in such month,

     (B) in the case of any LIBO Rate Loan made on or after the Term Out Date, the Interest Period shall be limited to a period of one month, and

     (C) in the case of any Cost of Funds Loan made on or after the Term Out Date, the Interest Period shall be limited to a period of 30 days, and

     (D) in no case shall the Interest Period of either a Revolving Credit Loan or a Term Loan end on a date subsequent to such loan's Maturity.

          (e) Payment of Interest. Interest accrued on each Revolving Credit
              -------------------
Loan, Swing Line Loan or Term Loan shall be payable, without duplication, on:

          (i)  the Maturity of such loan;

          (ii) with respect to any portion of any Revolving Credit Loan, Swing Line Loan or Term Loan repaid or prepaid pursuant to this Agreement, the date of such repayment or prepayment, as the case may be;

          (iii) with respect to the Swing Line Loans and with respect to any portion of the outstanding principal amount of Revolving Credit Loans and Term Loans maintained as Prime Rate Loans or Cost of Funds Loans, the first Business Day of each calendar month, payable monthly and in arrears, commencing with the first such date following the date of the making of such Revolving Credit Loans, Swing Line Loans or Term Loans as, or, with respect to Revolving Credit Loans and Term Loans, their conversion into, Prime Rate Loans;

          (iv) with respect to the portion of the outstanding principal amount of all Revolving Credit Loans or Term Loans maintained as LIBO Rate Loans, the last day of each applicable Interest Period and, in connection with any such Revolving Credit Loan having a four, five, or six-month Interest Period, the day that would be the last day of a three-month Interest Period commencing on the same day as such four, five, or six-month Interest Period commences; and

          (v) with respect to that portion of the outstanding principal amount of all Revolving Credit Loans or Term Loans that is converted to Prime Rate Loans, Cost of

Funds Loans or LIBO Rate Loans on a day when interest otherwise would not have been payable pursuant to Section 2.2(c)(iii) or (iv), the date of such conversion.

     Section 2.3   Procedures Applicable to Borrowings and Conversions.
                   ---------------------------------------------------

          (a)(i) Revolving Credit Loans. Subject to the limitations applicable
                 ----------------------
to Interest Periods for LIBO Rate Loans and to the provisions of Section 2.4(b) hereof, the Borrower may borrow Revolving Credit Loans on any Business Day (in the case of LIBO Rate Loans, on any Banking Day) during the Revolving Credit Commitment Period; provided, however, that the Borrower shall give the Agent
                   --------  -------
irrevocable written notice in the form of a Loan Request (which may be sent via teletransmission) substantially in the form of Exhibit E hereto, specifying the
                                               ---------
aggregate amount of the loan it is seeking as follows:

          (A) in the case of a borrowing of a Revolving Credit Loan as a Prime Rate Loan or Cost of Funds Loan, on or before 10:00 a.m., prevailing New York City time, on the first Business Day preceding the requested borrowing date, which borrowing date shall be a Business Day (or irrevocable oral notice on or before 10:00 a.m., prevailing New York City time, on such date, confirmed in a Loan Request (which may be sent via teletransmission) no later than 5:00 p.m., prevailing New York City time, on such first Business Day preceding such borrowing date; and

          (B) in the case of a borrowing of a Revolving Credit Loan as a LIBO Rate Loan, on or before 11:00 a.m., prevailing New York City time, on the third Banking Day preceding the first day of the requested Interest Period (or irrevocable oral notice on or before 11:00 a.m., prevailing New York City time, on such date, confirmed in a Loan Request (which may be sent via teletransmission) no later than 5:00 p.m., prevailing New York City time, on such third Banking Day preceding the first day of the requested Interest Period).

If the Borrower furnishes a Loan Request to the Agent, but no election is made as to either the loan type or Interest Period to be applicable thereto, the Revolving Credit Loan will be made as a Prime Rate Loan. Each borrowing of a given loan type shall be in an aggregate principal amount, together with Revolving Credit Loans of the same loan type to be continued as such and Revolving Credit Loans of other loan types to be converted to such loan type on the same Business Day, of at least (x) $1,000,000 or any integral multiple of $100,000 in excess thereof in the case of LIBO Rate Loans and Cost of Funds Loans and (y) $100,000 or any integral multiple of $50,000 in excess thereof in the case of Prime Rate Loans.

          (ii) Term Loans. The date on which each Term Loan shall be made shall
               ----------
be the Term Out Date applicable to the Revolving Credit Loan or Loans which such

Term Loan shall replace. Each Term Loan shall, for its first Interest Period, be a Prime Rate Loan unless the Borrower gives irrevocable written notice to the Agent that it wants such loan, for its first Interest Period, to be a LIBO Rate Loan or Cost of Funds Loan. Such notice specifying a LIBO Rate Loan or Cost of Funds Loan must be received by the Agent on or before 11:00 a.m., prevailing New York City time, on the third Banking Day preceding the date on which such Term Loan is to be made (or irrevocable oral notice must be given on or before 11:00 a.m., prevailing New York City time, on such date, confirmed in writing (which may be sent via teletransmission) no later than 5:00 p.m., prevailing New York City time, on such third Banking Day preceding the date on which such Term Loan is to be made. Such first Interest Period shall continue until the Borrower has notified the Agent, in accordance with Section 2.3(c) hereof, of its selection of the next succeeding loan type and Interest Period. Within five Business Days after any Term Loan has been made, the Agent shall revise Exhibit A hereto to
                                                          ---------
reflect the corresponding reduction in the Aggregate Revolving Credit Commitment. Each Term Loan shall be as provided in Section 2.5(b) hereof.

          (iii) Swing Line Loans. The Borrower may borrow under the Swing Line
                ----------------
Commitment on any Business Day during the Swing Line Commitment Period, provided that the Borrower shall notify the Agent and the Swing Line Lender (by telephone or facsimile confirmed promptly by the delivery to the Agent and the Swing Line Lender of a Loan Request manually signed by the Borrower) no later than 3:00 p.m. on the requested borrowing date, specifying a) the aggregate principal amount to be borrowed under the Swing Line Commitment, b) the requested borrowing date, and c) the amount of, and the length of the Swing Line Interest Period for, each Swing Line Loan. The Swing Line Lender will then, subject to its determination that the terms and conditions of this Agreement have been satisfied, make the requested amount available, in Dollars, and in immediately available funds, promptly on that same day, to the Agent at the applicable Agent Payment Office who, thereupon, will promptly make such amount available to the Borrower at the such Agent Payment Office, in Dollars, and in immediately available funds. Each borrowing of Swing Line Loans shall be in an aggregate principal amount equal to $100,000 or such amount plus an integral multiple of $50,000 in excess thereof or, if less, the unused portion of the Swing Line Commitment Amount.

          (b)(i) Designation of Use of Funds; Funding of Revolving Credit Loans
                 --------------------------------------------------------------
and Term Loans. Notwithstanding anything to the contrary contained in this
--------------
Agreement, each Loan Request shall be executed and acknowledged by each Credit Party and shall indicate that portion, if any, of the amount requested that will be used directly or indirectly by MFC and that portion, if any, of the amount requested that will be used directly or indirectly by BL. Upon receipt of each Loan Request requesting Revolving Credit Loans or Term Loans, the Agent shall promptly notify each Bank thereof. Subject to its receipt of the notice referred to in the preceding sentence, each Bank will make the amount of its Percentage of the requested Revolving Credit Loans, or Term Loans, as the case may be, available to the Agent for the account of the Borrower at the applicable Agent Payment Office in the Dollars not later than 2:00 p.m. (New York City time), on the relevant borrowing date requested by the Borrower, in funds immediately available to the Agent at such Agent Payment Office. The amounts so made available to the Agent on such borrowing date will then, subject to the satisfaction of the terms and conditions of this Agreement, as determined by the Agent, be made available on such borrowing date to the Borrower by the Agent at such Agent Payment Office, in Dollars, and in immediately available funds, no later than 3:00 p.m. (New York City time).

          (b)(ii) Failure to Fund. Unless the Agent shall have received prior
                  ---------------
notice from a Bank (by telephone or otherwise, such notice to be promptly confirmed by facsimile or other writing) that such Bank will not make available to the Agent such Bank's Percentage of the Revolving Credit Loans or Term Loans, as the case may be, to be made on a borrowing date, the Agent may assume that such Bank has made such amount available to the Agent on the borrowing date in accordance with this Section, provided that such Bank received notice thereof from the Agent in accordance with the terms hereof, and the Agent may, in reliance upon such assumption, make available to the Borrower on such borrowing date a corresponding amount. If and to the extent such Bank shall not have so made such amount available to the Agent, such Bank and the Borrower severally agree to pay to the Agent, forthwith on demand, such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Agent, at a rate per annum equal to, in the case of the Borrower, the applicable interest rate then applicable to such loan(s), and, in the case of such Bank, to the extent such amount is paid to the Agent
(A) no later than the second day after the date such amount is made available to the Borrower, the Federal Funds Rate and (B) after the second day after the date such amount is made available to the Borrower, the applicable interest rate then applicable to such loan(s). Such payment by the Borrower, however, shall be without prejudice to its rights against such Bank. If such Bank shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Bank's Revolving Credit Loan or Term Loan, as the case may be, as part of such Revolving Credit Loans and Term Loans for purposes of this Agreement, which Revolving Credit Loan and Term Loan, as the case may be, shall be deemed to have been made by such Bank on such borrowing date. No Bank's obligation to fund any Revolving Credit Loan or Term Loan shall be affected by any other Bank's failure to fund any Revolving Credit Loan or Term Loan, nor shall any Bank's Revolving Credit Commitment or Term Loan Commitment be increased as a result of any such failure of any other Bank.

          (c) Subject to the limitations applicable to Interest Periods for LIBO Rate Loans and Cost of Funds Loans, the Borrower may continue any LIBO Rate Loan or Cost of

Funds Loan as such for an additional Interest Period or convert any Revolving Credit Loan or Term Loan of a given loan type into a Revolving Credit Loan or Term Loan of a different loan type on any Business Day (in the case of LIBO Rate Loans to be continued or converted, on any Banking Day) during the Revolving Credit Commitment Period or Term Loan Period applicable to such loan;
provided, however, that:
--------  -------

          (i) The Borrower shall give the Agent the irrevocable written notice in the form of a Loan Request in the manner and by the applicable time specified in Section 2.3(a) hereof for the borrowing of a Revolving Credit Loan of the loan type to be converted to or continued and, if applicable, the Interest Period therefor and such Loan Request shall also contain a certification as to which portion of such Revolving Credit Loan, if any, will be made available to the Borrower and which portion of such Revolving Credit Loan, if any, will be made available to BL;

          (ii) in the case of the continuation of less than all of the outstanding Revolving Credit Loans or of only a portion of a Term Loan of a given loan type on the same Business Day, the aggregate principal amount of the Revolving Credit Loans or the Term Loan of such loan type to be continued as such, together with any Revolving Credit Loans or portion of a Term Loan to be made as or converted to the same loan type on such Business Day, shall not be less than $1,000,000 or any integral multiple of $100,000 in excess thereof;

          (iii) in the case of the conversion of less than all of the outstanding Revolving Credit Loans or of only a portion of a Term Loan of a given loan type to another loan type on the same Business Day, the aggregate principal amount of Revolving Credit Loans or the portion of the Term Loan of such loan type to be converted to another loan type together with any Revolving Credit Loans or any portion of the Term Loan of such other loan type to be made or continued as such on such Business Day, shall not be less than $1,000,000;

          (iv) LIBO Rate Loans and Cost of Funds Loans may be converted only at the end of the then applicable Interest Period;

          (v) no LIBO Rate Loan or Cost of Funds Loan may be continued as such, nor may any Revolving Credit Loan or Term Loan be converted to a LIBO Rate Loan or Cost of Funds Loan, for less than the minimum applicable Interest Period therefor; and

          (vi) no LIBO Rate Loan or Cost of Funds Loan may be continued as such, nor may any Revolving Credit Loan or Term Loan be converted to a LIBO Rate Loan or Cost of Funds Loan, if any Default or Event of Default shall have occurred and be continuing as of any date during the period commencing on the date the Loan Request is required to be submitted to the Agent and ending on the first day of the requested Interest Period.

If the Borrower fails, in connection with the expiration of an Interest Period applicable to a Revolving Credit Loan or Term Loan that is a LIBO Rate Loan or Cost of Funds Loan, to furnish a Loan Request to the Agent for the continuation or conversion thereof or fails to elect a loan type or permitted Interest Period therefor, or if the continuation or conversion of any Revolving Credit Loan or Term Loan as a LIBO Rate Loan or Cost of Funds Loan is prohibited due to the occurrence and continuance of a Default or Event of Default, such Revolving Credit Loan or Term Loan (unless prepaid in accordance with the provisions of Section 2.5 hereof or accelerated in accordance with Section 9.1 hereof) shall be converted automatically to a Prime Rate Loan as of the expiration of the then applicable Interest Period.

     Section 2.4   Termination and Reduction of Aggregate Revolving Credit
                   -------------------------------------------------------
Commitment.
----------

     Subject to the provisions of Section 2.5 hereof, the Borrower shall have the option to terminate, and from time to time to reduce permanently, the Aggregate Revolving Credit Commitment, upon irrevocable written notice to the Agent at least three Business Days prior to the proposed Termination Date or reduction date, as the case may be, specifying such date, whether a termination or reduction is being requested and, if a reduction is being requested, the amount thereof. On the date specified in such notice, such termination or reduction shall be effected; provided, however, that (i) in the case of a
                             --------  -------
termination, such termination must also include a termination of the Swing Line Commitment and such termination must be accompanied by repayment of all outstanding Revolving Credit Loans, Swing Line Loans and outstanding Term Loans in full (which shall include all such loans payable by the Borrower and all such loans payable by BL), together with all other amounts owed to the Agent or any Bank or the Swing Line Lender pursuant to any of the Loan Documents and (ii) in the case of any reduction, such reduction is accompanied by (A) repayment of the Revolving Credit Loans to the extent (if any) that the aggregate principal amount of the Revolving Credit Loans and Swing Line Loans outstanding exceeds the amount of the Aggregate Revolving Credit Commitment after taking into account the Aggregate Revolving Credit Commitment as then reduced and (B) repayment of an amount of all Term Loans then outstanding equal to the percentage by which the Aggregate Revolving Credit Commitment is to be reduced multiplied by the aggregate principal amount plus accrued interest of all Term Loans then outstanding. Any such repayment shall be subject to the provisions of
Section 2.5(a) hereof. Any reduction of the Aggregate Revolving Credit Commitment shall be in an aggregate amount of $500,000 or an integral multiple thereof and shall be applied by the Agent pro rata among the Banks in proportion to their Revolving Credit Commitments. Any repayment of outstanding Term Loans required by a reduction in the Aggregate Revolving Credit Commitment shall be applied by the Agent pro rata among the Agent in proportion to the amount of the principal plus accrued interest of their Term Loans then outstanding. Within five Business Days after any reduction in the Aggregate Revolving Credit Commitment pursuant to this Section 2.4, the Agent shall revise Exhibit A hereto
                                                                ---------
to reflect such reduction and shall promptly send a copy thereof to the Banks. Upon termination of the Aggregate Revolving Credit Commitment pursuant to this
Section 2.4 and upon payment of all amounts due by the Borrower to the Agent, the Swing Line Lender and the Banks under the Loan Documents, the obligations of the parties hereto, except as otherwise provided herein, shall be deemed terminated; provided, however, that this Agreement and the other Loan Documents
            --------  -------
shall continue to be effective or shall be reinstated, as the case may be, if any payment hereunder or in connection with any of the Loan Documents at any time is rescinded or otherwise must be returned as a result of the bankruptcy, insolvency or reorganization of the Borrower or otherwise, all as if such payment had not been made. Upon any reduction of the Aggregate Revolving Credit Commitment, it shall be in the Agent's discretion as to whether to apply any prepayments of loans in connection therewith against (i) the Borrower's obligations to the Agent, Swing Line Lender and the Banks and/or (ii) BL's obligations to the Agent, Swing Line Lender and the Banks.

     Section 2.5    Prepayments.
                    -----------

          (a) Voluntary. The Borrower from time to time may prepay its Revolving
              ----------
Credit Loans, the Swing Line Loans, or the Term Loans, in whole or in part, without premium or penalty, upon irrevocable written notice to the Agent given at least as early before the proposed date of such prepayment as the corresponding time specified in Section 2.3(a) hereof for notice of the borrowing of a Revolving Credit Loan of the loan type to be prepaid, specifying the date of prepayment and the amount of the prepayment; provided, however, that
                                                         --------  -------
(i) the entire Aggregate Revolving Credit Commitment may not be terminated (although all Revolving Credit Loans may be paid off in full) while any Term Loan remains outstanding, (ii) except for prepayments necessitated by Section 8.6(b) hereof, each partial prepayment of the Revolving Credit Loans or Swing Line Loans shall be in an amount not less than $500,000 or any integral multiple of $100,000 in excess thereof, (iii) except for prepayments necessitated by the Borrower's election to reduce the Aggregate Revolving Credit Commitment pursuant to Section 2.4 hereof, without the prior written approval of the Required Banks, the Borrower may not prepay any Term Loan unless all Revolving Credit Loans have been paid off in full and the Aggregate Revolving Credit Commitment terminated,
(iv) the Borrower may not prepay any Fixed Rate Loan prior to the last day of the Interest Period, or Swing Line Interest Period, as the case may be, therefor. To the extent possible, the Borrower shall, in connection with any voluntary prepayment, prepay Prime Rate Loans first and Fixed Rate Loans second. Any prepayment of Fixed Rate Loans shall be subject to Section 2.11 hereof. If any notice of prepayment is given, the amount specified in such notice shall be due and payable in the manner and by the time provided in Section 3.2 hereof on the date specified in such notice, together with accrued interest thereon to such date as provided in Section 2.2(c) hereof. Any such prepayment of a Revolving Credit Loan may be reborrowed, subject to the terms and conditions of this Agreement, from time to time. Any prepayment of a Term Loan may not be reborrowed.

          (b) Mandatory Prepayment of Term Loans. Principal on each Term Loan
              ----------------------------------
shall be repaid in equal monthly installments in an amount sufficient to amortize such Term Loan over a twelve month period. Such payments (the "Principal Payments") shall be paid by the Borrower to the Agent on the last day
-------------------
of each month during which such Term Loan is outstanding. Any prepayments of principal on any Term Loan pursuant to Sections 2.5(a) and (c) hereof shall not reduce the amount of each monthly Principal Payment. Any prepayments of principal on the Term Loans pursuant to Sections 2.5(a) and (c) hereof shall be applied against the monthly Principal Payments in inverse order of the dates on which such Principal Payments are to be made.

          (c) Other Mandatory Prepayments.
              ----------------------------

          (i) If, at any time, (A) the aggregate outstanding principal balance of the Revolving Credit Loans, plus the aggregate outstanding balance of all
                               ----
Swing Line Loans, exceeds the Aggregate Revolving Credit Commitment, or (B) the aggregate outstanding principal balance of the Swing Line Loans exceeds the Swing Line Commitment, or (C) the aggregate principal balance of all Revolving Credit Loans, plus the aggregate principal balance of all Swing Line Loans, plus
              ----                                                          ----
the aggregate principal balance of all Term Loans, exceeds the sum of the Aggregate Revolving Credit Commitment and the aggregate principal balance of all Term Loans, the Borrower shall make a prepayment of such Revolving Credit Loans, or Swing Line Loans, as the case may be (or if no such loans shall then be outstanding, the Borrower shall make a prepayment of the Term Loans), in the amount of such excess (rounded upwards to the next higher integral multiple of $100,000), together with accrued interest thereon to the date of prepayment as provided in Section 2.2(c) hereof. To the extent possible, the Borrower shall, in connection with such mandatory prepayment, prepay Prime Rate Loans first, and Fixed Rate Loans second. Any prepayment of Fixed Rate Loans shall be subject to
Section 2.11 hereof.

          (ii) If, at any time, (A) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving Credit Loans plus
           ----                                                            ----
the aggregate unpaid balance of all Term Loans shall exceed the sum of the MFC Borrowing Base and the BL Borrowing Base, or (B) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving Credit
                     ----
Loans plus the aggregate unpaid balance of all Term Loans that have been used
      ----
directly or indirectly by BL shall exceed the BL Borrowing Base, or (C) the aggregate unpaid balance of all Swing Line

Loans plus the aggregate unpaid balance of all Revolving Credit Loans plus the
      ----                                                            ----
aggregate unpaid balance of all Term Loans that have been used directly or indirectly by the Borrower shall exceed the MFC Borrowing Base, within five days of the first day there exists any such deficiency the Borrower shall make payment to the Agent (to be applied against the Borrower's Swing Line Loans first, then Revolving Credit Loans and then Term Loans) in an amount necessary to eliminate such excess, together with accrued interest thereon to the date of prepayment as provided in Section 2.2(c) hereof. To the extent possible, the Borrower shall, in connection with such mandatory prepayment, prepay Prime Rate Loans first, and Fixed Rate Loans second. Any prepayment of Fixed Rate Loans shall be subject to Section 2.11 hereof.

          (d) Application of Prepayments.  With respect to all prepayments
              --------------------------
pursuant to subsections (a), (b) and (c) above, upon receipt of any notice of prepayment and/or any such prepayment, the Agent shall promptly notify each Bank thereof and with respect to Revolving Credit Loans and Term Loans each such prepayment shall be effected pro rata amongst all the Banks in proportion to each Bank's then outstanding Revolving Credit Loans, or Term Loans, as the case may be.

     Section 2.6   Interest on Delinquent Payments.
                   -------------------------------

     All unpaid amounts due under the Notes or any other Loan Document that are not paid when due (including, to the extent permitted by law, unpaid interest on the Notes) shall bear interest, subject to the provisions of Section 10.14 hereof, from and including its due date until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(g) and 9.1(h) hereof) at an annual rate equal to the sum of (i) in the case of any Prime Rate Loan, 2% plus the Prime Rate applicable to such Prime Rate Loan then in effect, (ii) in the case of any Fixed Rate Loan, 2% in excess of the rate then applicable to such Fixed Rate Loan. Such rate of interest (the "Default Rate") shall be computed on the basis of a 360-day year for the actual number of days elapsed. If the Default Rate is to be based on the Prime Rate, the Prime Rate to be charged shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted. At the end of the applicable Interest Period for a LIBO Rate Loan on which the Default Rate is being charged, such LIBO Rate Loan shall be automatically converted to a Prime Rate Loan, and the Default Rate to be charged in respect of such Loan shall be computed based on the Prime Rate.

     Section 2.7   Increased Costs.
                   ---------------

          (a) In the event any applicable existing or future law, regulation, guideline, treaty or directive or condition or interpretation thereof (including, without limitation, any request, guideline or policy; whether or not having the force of law), by any Governmental Authority charged with the administration or interpretation thereof, or any change in any of the foregoing, which:

          (i) subjects any Bank, or the Swing Line Lender, to any tax levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans or any Revolving Credit Loan or Term Loan or Swing Line Loan that is a Fixed Rate Loan; or

          (ii) changes the basis of taxation of payments to such Bank of principal of and/or interest on its Fixed Rate Loans or its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans and/or fees and other amounts payable hereunder in respect of its Fixed Rate Loans or its Revolving Credit or Term Loan or Swing Line Commitment to make Fixed Rate Loans; or

          (iii) imposes, modifies or deems applicable or results in the application of or increases any reserve, special-deposit, assessment, liquidity or similar requirement (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans or commitments to lend Fixed Rate Loans by any office of any Bank (based upon such Bank's or such Participant's reasonable allocation of the aggregate of such requirements); or

          (iv) imposes upon such Bank any other condition or requirement with respect to its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans or any Revolving Credit Loan or Term Loan or Swing Line Loan of which any Fixed Rate Loan forms a part;

and the result of any of the foregoing is to increase the actual cost to such Bank of making or maintaining its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans or its Revolving Credit Loans or Term Loans or Swing Line Loans hereunder that are Fixed Rate Loans or to reduce the amount of any payment (whether of principal, interest, or otherwise) received or receivable by such Bank in respect of any Fixed Rate Loan or its Revolving Credit or Term Loan or Swing Line Commitment to make Fixed Rate Loans or to require such Bank to make any payment, then and in any such case set forth in paragraphs (i) through (iv) above:

          (1) such Bank, or the Swing Line Lender, as the case may be, shall promptly notify the Borrower in writing of the happening of such event;

          (2) such Bank, or the Swing Line Lender, as the case may be, shall promptly deliver to the Borrower a certificate of such Bank, or such Swing Line Lender, stating the event that has occurred or the reserve or requirements or other conditions that have been imposed on such Bank, or such Swing Line Lender, the request, directive, guideline or requirement with which it has complied, together with the date thereof and the amount (based upon such Bank's, or such Swing Line Lender's, as the case may be, reasonable policies as to the allocation of capital and costs, as applicable) of such increased cost, reduction or payment for one or more periods ending not later than the date of such certificate; and

          (3) The Borrower(s) shall pay within 10 days after demand therefor such amount or amounts as will compensate such Bank, or the Swing Line Lender, as the case may be, for such additional cost, reduction or payment.

          (b) If, after the Effective Date, any Bank or the Swing Line Lender, as the case may be, shall have determined that any change in any present (or any adoption, application, or change in any future) applicable law, governmental rule, regulation, policy, guideline, or directive or request (whether or not having the force of law), or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, of general application regarding capital adequacy, capital maintenance, capital ratios or other similar requirements (whether or not having the force of law), or otherwise affects the amount of capital required or expected to be maintained by any of the Banks, or the Swing Line Lender, as the case may be, or any corporation controlling any of the Banks or the Swing Line Lender, as the case may be, or such Bank, or the Swing Line Lender, as the case may be, determines that the amount of capital required is increased by or based upon the existence of the revolving credit, swing line and term loan facilities or commitments established hereunder or any loans made pursuant hereto or upon agreements or loans of the type contemplated hereby then such Bank or the Swing Line Lender, as the case may be, may give written notice to the Borrower of such fact (the "Increased Costs Notice"). To the extent that the costs of such increased capital requirements are not then reflected in the Prime Rate, the Cost of Funds or the LIBO Base Rate, the Borrower shall thereafter attempt to negotiate in good faith an adjustment of the compensation payable hereunder which will adequately compensate such Bank, or the Swing Line Lender, as the case may be, in light of such changed circumstances. Each Bank and the Swing Line Lender, as the case may be, hereby agrees that any Increased Cost Notice from it to the Borrower shall be delivered to the Borrower no later than 90 days following the end of any financial period with respect to which such compensation is sought. If the Borrower and such Bank, or the Swing Line Lender, as the case may be, are unable to agree to an adjustment within 30 days of the day on which the Borrower receives such notice, then, commencing on such thirtieth day and retroactive to the date of such notice (but not earlier than the effective date of any such change), the fees payable to such Bank, or the Swing Line Lender, as the case may be, hereunder shall increase by an amount which will, in such Bank's, or the Swing Line Lender's, as the case may be, reasonable determination, provide adequate compensation. Such Bank, or the Swing Line Lender, as the case may be, shall allocate such cost increases among its customers in good faith and on an equitable basis.

          (c) The certificate of such Bank, or the Swing Line Lender, as the case may be as to the additional amounts payable pursuant to this Section 2.7 delivered to the Borrower, in the absence of manifest error, shall be conclusive as to the amount thereof. A claim by any Bank, or the Swing Line Lender, as the case may be, for all or any part of any additional amount required to be paid by the Borrower under this Section 2.7 may be made at any time and from time to time as the occasion therefor may arise. The protection of this Section 2.7 shall be available to such Bank and the Swing Line Lender regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition that has been imposed. In the event that any such law, regulation or condition is subsequently held to be invalid or inapplicable and the result thereof is to eradicate any such additional cost, reduction or payment, such Bank, or the Swing Line Lender, as the case may be, shall promptly pay to the Borrower an amount equal to the amount of compensation paid by the Borrower to such Bank, or the Swing Line Lender, as the case may be, for its account as a result of such invalid or inapplicable law, regulation or condition.

     Section 2.8    Existing Indebtedness; Use of Proceeds.
                    --------------------------------------

          (a) The proceeds of the Initial Revolving Credit Loans shall be used to refinance the Existing Indebtedness that is to be repaid pursuant to this
Section 2.8.

          (b) The proceeds of all Revolving Credit Loans, (other than the Initial Revolving Credit Loans), Swing Line Loans and the Term Loans made to the Borrower hereunder shall be used only (i) to fund Medallion Loans and Commercial Loans of the Borrower and BL made in the ordinary course of business of the Borrower and BL, (ii) to refinance existing Indebtedness of the Borrower owing to Fleet Bank, National Association and (iii) for other working capital purposes of the Borrower; provided, that, (i) in no event shall proceeds of Revolving Credit Loans (A) be distributed or in any way transferred by the Borrower to BL in an amount in excess of the BL Borrowing Base, or (B) be used for the direct or indirect benefit of any Subsidiary of the Borrower other than BL, except as would otherwise be permitted by Section 8.3(e).

     Section 2.9   Payment on Non-Business Days.
                   ----------------------------

     Whenever any payment to be made under the Notes (other than principal of or any interest on LIBO Rate Loans), this Agreement, or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of payment of interest or fees, as the case may be.

     Section 2.10    Term of Revolving Credit Commitments.
                     ------------------------------------

          (a) Subject to the other provisions of this Section 2.10, (i) during the Initial Term, the Revolving Credit Commitment and other obligations of each Bank under this Agreement with respect to Revolving Credit Loans shall terminate on the last day of the Initial Term, and (ii) during any Renewal Term (as defined in Section 2.10(b) below), the Revolving Credit Commitment and other obligations of each Bank under this Agreement with respect to Revolving Credit Loans shall terminate on July 30 of the year immediately following the year in which such Renewal Term commenced.

          (b) Each Bank's Revolving Credit Commitment and other obligations under this Agreement with respect to Revolving Credit Loans (collectively, "Revolving Credit Obligations") shall be terminated on the last day of the
-----------------------------
Initial Term unless such Bank gives written notice of renewal, for a one year period, of its Revolving Credit Obligations to the Borrower by May 30 of the year during which such obligations are to be terminated (May 30, 1999, in the case of the Initial Term) (the "Renewal Deadline"). The Borrower, shall then
                                ----------------
have until the fifth Business Day following the Renewal Deadline to reject (by written notice, which must be received by no later than 5:00 p.m., prevailing New York City time, on such fifth Business Day) any Bank's offer of renewal (the "Rejection of Renewal Deadline"). If any Bank has elected not to renew its
 -----------------------------
Revolving Credit Obligations, then, not later than three Business Days after the Rejection of Renewal Deadline the Borrower shall provide each Bank and the Agent a list indicating each Bank that has elected to renew its Revolving Credit Obligations and all Banks who originally elected to renew their Revolving Credit Obligations shall have until the tenth Business Day following the Rejection of Renewal Deadline to reverse their decision and elect instead (by written notice to the Borrower, which must be received by no later than 5:00 p.m., prevailing New York City time, on such tenth Business Day) not to renew such obligations (the "Renewal Reconsideration Deadline"). The foregoing procedure with respect
      --------------------------------
to the renewal of the Revolving Credit Obligations of each Bank under this Agreement shall be repeated each year following the Initial Term (each such year, a "Renewal Term") with the Renewal Deadline, the Rejection of Renewal Deadline and the Renewal Reconsideration Deadline to be applicable in each such year, until there are no longer any Revolving Credit Commitments outstanding. In the event that any Bank elects to extend its Revolving Credit Obligations for a Renewal Term or Terms, (i) the expiration, termination, Maturity and Term Out Date of such Obligations outstanding at the commencement of, or made during, the Renewal Term shall be the July 30 of the year to which such financing arrangement shall be extended by such renewal, and (ii) each Revolving Credit Note shall be deemed amended to reflect the extended Maturity. If any Bank elects not to renew its Revolving Credit Obligations, or if the Borrower rejects any Bank's offer to renew its Revolving Credit Obligations, then, on the Term Out Date of such Bank's Revolving Credit Loan(s), such Bank shall make a Term Loan to the Borrower in accordance with the provisions of Section 2.1(b) hereof. The procedures set forth above shall also separately apply to the Swing Line
Lender with respect to the Swing Line Commitment; provided, that, in the event
                                                  --------  ----
all Banks extending Revolving Credit Loans elect not to renew as set forth above, the Swing Line Lender shall be deemed to have made a similar election.

          (c) Within five Business Days after the commencement of any Renewal Term, the Agent shall revise Exhibit A hereto if required in connection with any
                             ---------
change in the Aggregate Revolving Credit Commitment.

          (d) Notwithstanding the foregoing provisions of this Section 2.10, upon the occurrence of an Event of Default, the provisions of Article IX hereof shall apply and the Agent may take any action permitted or required thereunder.

          (e) The occurrence of the Termination Date shall not release, terminate or limit the rights or remedies of the Agent, or any Bank, or the obligations under this Agreement or any other Loan Document of the Borrower, and such rights and remedies and such obligations shall survive until the Borrower shall have fully paid and performed all its obligations hereunder and thereunder in full.

     Section 2.11    Funding Losses.
                     --------------

          (a) The Borrower shall pay, within 10 days after demand therefor, such amount as will compensate the Banks and the Swing Line Lender for any loss or reasonable expense they may sustain as a consequence of (i) the receipt or recovery or conversion for any reason (including, without limitation, as a consequence of acceleration pursuant to Article IX hereof, a termination or reduction of the Aggregate revolving Credit Commitment pursuant to Section 2.4 hereof, a voluntary or mandatory prepayment pursuant to Section 2.5 hereof, or a mandatory conversion pursuant to Section 2.13 hereof) of all or any part of a Fixed Rate Loan prior to the last day of the applicable Interest Period, or Swing Line Interest Period, as the case may be, therefor, or (ii) any failure to borrow, convert to or continue any Fixed Rate Loan as such after submitting a Loan Request (whether oral or written) relating thereto, including, but not limited to, (A) any loss or expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain a Fixed Rate Loan or any part thereof or (B) any loss of margin on reemployment of the funds so received or recovered.

          (b) Each Bank shall be entitled to fund its Revolving Credit Loans and Term Loans in such manner as it may determine in its sole discretion, including without limitation the London interbank market and the New York secondary market; provided, however, that, for the purposes of calculations under this
        --------  -------
Section 2.11, each LIBO Rate Loan shall be deemed to have been funded by the purchase in the London interbank market of a Dollar deposit in an amount comparable to the principal amount of such LIBO Rate Loan and having a maturity comparable to the applicable Interest Period therefor.

          (c) A certificate of any Bank or the Swing Line Lender, as the case may be, as to any additional amounts payable pursuant to this Section 2.11 setting forth in reasonable detail the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by such Bank set forth therein. A claim by any Bank or the Swing Line Lender for all or any part of any additional amount required to be paid by the Borrower under this Section 2.11 may be made at any time and from time to time as often as the occasion therefor may arise.

     Section 2.12    Alternate Rate of Interest.
                     --------------------------

          (a) In the event, and on each occasion prior to the commencement of any Interest Period for any LIBO Rate Loans, (i) the Required Banks shall have notified the Agent that they have determined, or the Agent or Fleet shall have determined, that Dollar deposits in an amount comparable to the principal amount of such LIBO Rate Loan and having a scheduled maturity comparable to the Interest Period set forth in the related Loan Request are not generally available in the London interbank market or (ii) the Agent or Fleet shall determine that reasonable means do not exist for ascertaining the LIBO Base Rate, the Agent, as soon as practicable thereafter, shall give oral notice of such determination to the Borrower, promptly confirmed in writing (which may be by teletransmission). In the event of any such determination and until the Agent notifies the Borrower (and provides a copy of this notice to the Banks) that the circumstances giving rise to such notice no longer exist, no Revolving Credit Loans or Term Loans will be made as LIBO Rate Loans and no Revolving Credit Loans or Term Loans will be converted to or continued as LIBO Rate Loans, but shall convert to Prime Rate Loans at the end of the applicable Interest Period, if any, therefor. Each determination by a Bank, or the Agent or Fleet, as the case may be, hereunder shall be conclusive absent manifest error.

     Section 2.13    Changes In Legality.
                     -------------------

          (a) If, anything to the contrary herein contained notwithstanding, any applicable existing or future law, regulation, guideline, treaty or directive or condition or interpretation thereof (including, without limitation, any request, guideline or policy, whether or not having the force of law), by any Governmental Authority charged with the administration or interpretation thereof, or any change in any of the foregoing shall make it unlawful or improper for any Bank to make or maintain any Revolving Credit Loans or any Term Loan as LIBO Rate Loans, then, by oral notice to the Borrower and the Agent, promptly confirmed in writing (which may be by teletransmission), such Bank may:

          (i) declare that its Revolving Credit Loans or Term Loans thereafter will not be made by it as LIBO Rate Loans, whereupon the Borrower shall be prohibited from requesting Revolving Credit Loans or Term Loans as LIBO Rate Loans unless and until such declaration is withdrawn; and

          (ii) require that all its outstanding Revolving Credit Loans or its Term Loan that are LIBO Rate Loans be converted to Prime Rate Loans, in which event all such Revolving Credit Loans or Term Loans shall be converted automatically to Prime Rate Loan(s) as of the end of their applicable Interest Periods or as of such earlier date as may be required of such Bank for the lawful or proper conduct of its lending activities.

     Section 2.14    Participations.
                     --------------

     The Borrower may grant participations to other Persons of the Borrower's choosing in a portion of its rights and/or obligations under any Loan; provided,
                                                                       --------
however, that any such participation shall be granted pursuant to a form of
-------
participation agreement which shall provide, among other things, that (a) the Borrower shall service such Loan, (b) any participant thereunder shall be entitled to no more than its pro rata share of the Underlying Collateral
                             --------
securing such Loan and to no more than principal and interest under such Loan,
(c) the Borrower's interest shall be pari passu or superior in right of payment to the interest of such participant in such Loan or otherwise in accordance with the Borrower's standard underwriting criteria and credit policy at the time thereof and (d) the Borrower's rights to any payment under such Loan shall be prior to, or pro-rata with, any such participant. Upon request by the Agent or the Required Banks, the Borrower shall provide the Banks in writing with a description of all Loans in respect of which participations have been granted.


ARTICLE 3    FEES AND PAYMENTS

     Section 3.1   Fees.
                   ----

     (a) Annual Facility Fee.  The Borrower shall pay to the Agent, for the pro
         -------------------
rata benefit of each Bank (based on each Bank's Percentage of the Revolving Credit Commitment), an annual fee (the "Facility Fee") equal to the Applicable Facility Percentage of the average daily Aggregate Revolving Credit Commitment (regardless of usage). Such fee shall be payable to the Agent for the period from the Effective Date to and including the last day of the Revolving Credit Commitment Period, payable quarterly in arrears on the first day of each calendar quarter during the Revolving Credit Commitment Period, commencing with the first such date after the Effective Date, and ending on the Termination Date. Fees shall be calculated for each month on the basis of a 360-day year for the actual number of days elapsed in such month.

     (b) Agent Fees.  The Borrower agrees to pay to the Agent, for its own
         ----------
account, all the fees set forth in the Fee Letter.

     Section 3.2    Payments.
                    --------

          (a)  Routine Payments.  Except as otherwise specifically provided in
               ----------------
this Agreement, each payment (including each prepayment) by the Borrower pursuant to this Agreement or the Notes, whether in respect of principal, interest, or increased costs and the Facility Fee and all other fees to be paid to the Agent, the Swing Line Lender and the Banks in connection with the Loan Documents (collectively, "Payments"; and the portion of such payments that are on account of the Facility Fee, together with all of such other fees, is sometimes hereinafter collectively referred to as the "Fees") shall be made by the Borrower without set-off, withholding, deduction, or counterclaim, to the Agent at the applicable Agent Payment Office in funds immediately available to the Agent at such office by 12:00 noon (local time in the city in which such Agent Payment Office is located) on the due date for such Payment. The failure of the Borrower to make any such Payment by such time shall not constitute a default hereunder, provided that such payment is made on such due date, but any such Payment made after 12:00 p.m. (local time in the city in which such payment is to be made in accordance with the terms hereof) on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on amounts outstanding on the applicable loans. Subject to Section 9.5, promptly upon receipt thereof by the Agent, (a) each Payment of principal and interest on the Revolving Credit Loans, Term Loans and Swing Line Loans shall be remitted by the Agent in like funds as received to each Bank and the Swing Line Lender, as the case may be, pro rata according to its Exposure Percentage of such loans, and (b) each payment of the Facility Fee shall be remitted by the Agent in like funds as received to each Bank pro rata according to such Bank's Revolving Credit Commitment.

          (b) Alternate Payment Dates. If any Payment hereunder shall be due and
              -----------------------
payable on a day which is not a Business Day the due date thereof (except as otherwise provided in this Agreement) shall be extended to the next Business Day and (except with respect to Payments in respect of the Fees) interest shall be payable at the applicable rate specified herein during such extension, provided, however, that, if such next Business Day is after the Maturity of such loan, any such payment shall be due on the immediately preceding Business Day.

     Section 3.3    Taxes.
                    -----

          (a) Any and all payments by the Borrower pursuant to this Agreement, the Revolving Credit Notes, the Term Notes or the Swing Line Note shall be made, in accordance with the terms hereof and thereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding franchise taxes imposed on the Agent, the Swing Line Lender or any Bank by the jurisdiction under the laws of which the Agent, the Swing Line Lender or such Bank is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Agent, or the Swing Line Lender or any Bank, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.3) the Agent, the Swing Line Lender or such Bank shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall deliver to the Agent evidence of such payment to the relevant Governmental Authority.

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States or any State or political subdivision thereof or any applicable foreign jurisdiction that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes") and to deliver to the Agent and the Banks evidence of such payment to the relevant Governmental Authority.

          (c) The Borrower will indemnify the Agent, the Swing Line Lender and the Banks for the full amount of Taxes and Other Taxes (including without limitation Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.3) paid by the Agent, the Swing Line Lender or any Bank (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 10 days after written demand therefor by the Agent, the Swing Line Lender or any Bank. Should the Borrower elect to contest whether or not the Taxes or Other Taxes giving rise to its indemnification obligation hereunder were correctly or legally asserted, the Agent, the Swing Line Lender or the Bank being indemnified agrees to cooperate in such contest, at the Borrower's expense, and to make available to the Borrower such books and records as may be reasonably necessary and useful in connection with such contest.

          (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.3 shall survive the payment in full of principal, interest, fees and other amounts hereunder and under the other Loan Documents.

          (e) Each Bank, if any, that is not organized under the laws of the United States of America or any State agrees (i) prior to the first payment to such Bank of any amounts due to such Bank under the Loan Documents, upon request by the Borrower, to execute and deliver to the Borrower completed counterparts of IRS Form W-8, 1001, or 4224 (or any successor thereto or substitute therefor), as applicable, and (ii) thereafter, upon request by the Borrower from time to time in order to maintain the effectiveness and accuracy of such tax forms and otherwise to comply with United States tax laws, to execute and deliver to the Borrower additional or supplemental tax forms with respect to amounts due to such Bank under the Loan Documents.

ARTICLE 4    REPRESENTATIONS AND WARRANTIES

     In order to induce the Agent, the Swing Line Lender and the Banks to enter into this Agreement and to make the Revolving Credit Loans, Swing Line Loans and Term Loans, each Credit Party hereby makes the following representations and warranties, which shall survive the execution and delivery of the Loan Documents and (except to the extent that any of such representations and warranties expressly relate to earlier dates) shall be deemed repeated and confirmed as of each date on which any Revolving Credit Loans, Swing Line Loans or Term Loans are requested by the Borrower or made by any Bank or the Swing Line Lender, as the case may be:

     Section 4.1   Corporate Status.
                   ----------------

     Each Credit Party is a duly organized and validly existing corporation, in the case of the Borrower, and limited liability company, in the case of BL, in good standing under the laws of its state of organization, is properly licensed and has the corporate, or limited liability company, as the case may be, power and authority and the legal right to own its property and conduct the business in which it is engaged or presently proposes to engage and is duly licensed and qualified as a foreign organization in good standing under the laws of each jurisdiction where the failure to qualify as such would have a Material Adverse Effect.

     Section 4.2    Subsidiaries.
                    ------------

     Except as set forth on Schedule II hereof (as the same may be amended from time to time to include entities the Tangible Net Worth of which constitute less than 5% of the Tangible Net Worth of the Borrower), there are no corporations of which the Borrower owns, directly or indirectly, shares of capital stock having in the aggregate 50% or more of the total combined voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors of such corporation; nor are there any corporations, partnerships, joint ventures or other entities in which the Borrower has, or pursuant to any agreement has the right to acquire at any time by any means, directly or indirectly, an equity interest or investment.

     Section 4.3    Location of Offices, Books and Records.
                    --------------------------------------

     Schedule I annexed hereto, as amended from time to time pursuant to Section
6.9 hereof, completely and accurately lists all places (i) at which each Credit Party maintains its books and records relating to, among other things, its Loans, (ii) at any Credit Party has any places of business and (iii) at which each Credit Party has its chief executive office.

     Section 4.4  Corporate Power; Authorization.
                  ------------------------------

     Each Credit Party has the corporate, or limited liability company, as the case may be, power and authority and the legal right to make, deliver and perform this Agreement and the other Loan Documents to which it is a party. Each Credit Party has taken all necessary corporate, or limited liability company, as the case may be, action (including, but not limited to, the obtaining of any consent of stockholders required by law or by the Certificate of Incorporation or By-Laws in the case of the Borrower and obtaining of any consent of members required by law or by the Certificate of Formation or Operating Agreement in the case of BL) to authorize the execution, delivery and performance of the Loan Documents to which it is a party or by which it is otherwise affected and to authorize the transactions contemplated hereby and thereby.

     Section 4.5    Enforceable Obligations.
                    -----------------------

     Each Loan Document, and each other instrument and document executed by a Credit Party and delivered to the Agent pursuant to Section 5.1 hereof, constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and general principles of equity, and there are no actions, suits or proceedings pending or, to the knowledge of such Credit Party, threatened against, or affecting, a Credit Party or any of its officers or directors calling into question the legality, validity or enforceability of any thereof.

     Section 4.6    No Violation of Agreements; Compliance with Law.
                    -----------------------------------------------

     No Credit Party is in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it or any of its properties may be bound. Neither the execution and delivery of the Loan Documents nor any of the instruments and documents to be delivered by a Credit Party pursuant to this Agreement or the other Loan Documents, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions hereof or thereof will violate any law or regulation, or any order or decree of any court or governmental instrumentality, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which a Credit Party is a party or by which it may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of a Credit Party except as expressly permitted by this Agreement, or violate any provision of the Certificate of Incorporation, By-Laws or any preferred stock provisions of the Borrower or violate any provision of the Certificate of Formation or Operating Agreement of BL.

     Section 4.7    Agreements.
                    ----------

     No Credit Party is a party to any agreement or instrument or subject to any corporate restriction (including any restriction set forth in the Certificate of Incorporation, By-Laws or preferred stock provisions in the case of the Borrower or set forth in the Certificate of Formation or Operating Agreement in the case of BL) that could have a Material Adverse Effect.

     Section 4.8    No Material Litigation.
                    ----------------------

     There are no actions, suits or proceedings pending or, to the knowledge of each Credit Party, threatened, against, or affecting any Credit Party or any of its officers or directors before any court, arbitrator or governmental or administrative body or agency which, if adversely determined, might have a Material Adverse Effect. No injunction, writ, restraining order or other order of any nature adverse to any Credit Party or the conduct of its business or inconsistent with the due consummation of such transactions has been issued by any Governmental Authority. No Credit Party is in default under any applicable statute, rule, order, decree or regulation of any court, arbitrator or governmental body or agency having jurisdiction over such Credit Party.

     Section 4.9    Good Title to Properties.
                    ------------------------

     Each Credit Party has good and marketable title to all its properties and assets, subject to no Liens of any kind (except as expressly permitted under this Agreement).

     Section 4.10    Margin Regulations.
                     ------------------

     No Credit Party is obligated to register with the Board as a "lender" as such term is defined in Regulation U as amended (12 C.F.R. Part 207), issued by the Board. The proceeds of the borrowings made pursuant to this Agreement will be used by the Borrower (and also by BL to the extent the Borrower lends sums to BL in accordance with the terms of this Agreement) only for the purposes set forth in Section 2.8 hereof. None of such proceeds and none of the proceeds of any loan or advance made by a Credit Party will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U as amended (12 C.F.R. Part 221), issued by the Board, or for the purposes of maintaining, reducing or retiring any Indebtedness that originally was incurred to purchase or carry margin stock or for any other purpose that might constitute any of the Revolving Credit Loans, Swing Line Loans or Term Loans under this Agreement or any such loans or advances a "Purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither Credit Party nor any agent acting in its behalf has taken or will take any action that might cause this Agreement or any of the documents or instruments delivered pursuant hereto or other Loan Documents to violate any regulation of the Board or to violate the Securities Exchange Act of 1933, as amended.

     Section 4.11   SBIC.
                    ----

     BL is, and has been since the date of its incorporation, a qualified "7(a)" lender under the Small Business Administration Act and is in compliance with all conditions or requirements imposed by the SBA or any other applicable Governmental Authority with respect to its status thereof, including, without limitation, all conditions and requirements imposed under the Small Business Administration Act and the SBA Regulations promulgated thereunder.

     Section 4.12    Investment Company.
                     ------------------


     The Borrower is a "business development company" and an "investment company," as such term is defined in the 1940 Act. The acquisition of the Notes by the Banks, the application of the proceeds and repayment thereof by the Borrower and the performance of the transactions contemplated by this Agreement and the other Loan

Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

     Section 4.13    Disclosure.
                     ----------

     No representation or warranty made by either Credit Party in any Loan Document or any other document furnished from time to time in connection herewith or therewith contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any Credit Party or any of its officers or directors which has, or which in the future might have, in the reasonable judgment of any Credit Party, a Material Adverse Effect, except as set forth or referred to in this Agreement or in another document or instrument heretofore furnished to the Banks.

     Section 4.14    Taxes and Claims.
                     ----------------

     Each Credit Party has filed or caused to be filed, all Federal, state and local tax returns and reports which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or charges imposed on it or any of its property by any Governmental Authority (other than those the amount or validity of which are currently being diligently contested in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the applicable Credit Party); and no tax liens have been filed and, to the knowledge of each Credit Party, no claims are being asserted with respect to any such taxes, fees or other charges. Each Credit Party, to the best of its knowledge, has paid and discharged all lawful claims for labor, material, supplies and anything else which might or could, if unpaid, become a Lien on any of its properties (other than those the amount or validity of which are currently being diligently contested in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the applicable Credit Party).

     Section 4.15    Licenses and Permits.
                     --------------------

     Each Credit Party possesses all the licenses, permits, approvals and consents of Federal, state and local governments and regulatory authorities) and rights in any thereof, adequate for the conduct of its business as now conducted, without conflict with the rights or claimed rights of others. No Credit Party has received any notice nor does any Credit Party have any knowledge or reason to believe that any appropriate authority intends to cancel, terminate or modify any of such licenses or permits or that valid grounds for such cancellation, termination or modification exist.

     Section 4.16    Consents.
                     --------

     Except as provided in the Multi-Party Agreement, no consent, authorization or action of, or filing with, any Governmental Authority or any other Person is required to authorize, or is otherwise required of any Credit Party in connection with, the execution, delivery, performance, validity or enforceability of the Loan Documents or any of the instruments or documents to be delivered pursuant to the Loan Documents.

     Section 4.17    Employee Benefit Plans.
                     ----------------------

          (a) None of the Plans maintained at any time by any Credit Party, or any ERISA Affiliate thereof or the trusts created thereunder has engaged in a Prohibited Transaction which could subject any such Plan or trust to a material tax, liability or penalty on or resulting from Prohibited Transactions imposed under Code Section 4975 or ERISA.

          (b) None of the Plans which are employee pension benefit plans maintained at any time by any Credit Party, or any ERISA Affiliate thereof, or the trusts created thereunder has been terminated in a manner that results or could result in a liability to any Credit Party in excess of $50,000, nor has any Credit Party, any ERISA Affiliate thereof, or any such Plan of any Credit Party or any ERISA Affiliate incurred any liability to the PBGC in excess of $50,000, other than for required insurance premiums which have been paid when due; no Credit Party nor any ERISA Affiliate has withdrawn from or caused a partial withdrawal to occur with respect to any Multiemployer Plan within the meanings of Sections 4203 and 4205 of ERISA the effect of which was a liability or potential liability to any Credit Party in excess of $50,000; and each Credit Party and each ERISA Affiliate has made or provided for all contributions to all employee pension benefit plans which they maintain and which were required under ERISA or the Code as of the end of the most recent fiscal year under each such plan; no such employee pension benefit plan has incurred any Accumulated Funding Deficiency the effect of which was a liability or potential liability to any Credit Party in excess of $50,000, whether or not waived; nor has there been any Reportable Event, or other event or condition which presents a risk of termination of any such Plan by the PBGC, which termination could result in a potential liability to any Credit Party in excess of $50,000.

          (c) The present value of all accrued benefits under the Plans, if any, which are employee pension benefit plans did not, as of the most recent valuation date for each such Plan, exceed by more than $50,000 the then current value of the assets of such Plans allocable to such accrued benefits.

          (d) Each employee pension benefit plan maintained by each Credit Party and each ERISA Affiliate has been administered in accordance with its terms and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rulings.

          (e) As used in this Section 4.17 the term "employee Pension benefit Plan" and "accrued benefits" shall have the respective meanings assigned to them in ERISA.

     Section 4.18   Financial Condition.
                    -------------------

     The consolidated balance sheets of the Borrower for the fiscal years ended December 31, 1997 and the related consolidated statements of income, retained earnings and cash flow for the fiscal years ended on said dates, as certified by the Independent Public Accountants present fairly the consolidated financial condition of the Borrower as at the date of each such balance sheet, and the results of its operations for such period. All such financial statements have been prepared in accordance with GAAP applied on a basis consistent with that of the comparable preceding period, and since the dates of the financial statements mentioned above, there has been no material adverse change in the consolidated condition, financial or otherwise, of any Credit Party.

     Section 4.19    Environmental Laws, Etc.
                     -----------------------

          (a) All Property heretofore, now or hereafter owned or operated by each Credit Party complied, complies and will comply in all material respects with all applicable Federal, state and local, environmental, health and safety statutes, guidelines, codes, ordinances and regulations;

          (b) such Property does not contain and is not being and has not been used to generate, manufacture, refine, produce, store, handle, transfer, process, dispose of, or transport, any Hazardous Materials in violation of any material applicable Federal, state or local law or regulation;

          (c) there are no underground storage tanks or surface impoundments located on, under, or within such Property in violation of any material applicable Federal, state or local law or regulation; and

          (d) all property that heretofore has secured, is now securing or hereafter shall secure any Loan shall be subject to the same representations and warranties made in respect of the Property in subsections (a), (b) and (c) of this Section 4.19.

     Section 4.20    Event of Default.
                     ----------------

     No event has occurred and is continuing that constitutes a Default or an Event of Default or would constitute such a Default or Event of Default after notice or lapse of time or both.

     Section 4.21    Solvency.
                     --------

     Each Credit Party is Solvent, and will not, as a result of the transactions contemplated hereby or by the Loan Documents become not Solvent.

     Section 4.22    Priority.
                     --------

     Except as otherwise permitted hereunder, the Agent, for the ratable benefit of the Banks and the Swing Line Lender, has a valid and perfected first priority security interest in and to all Collateral, enforceable against each Credit Party and all third parties in all relevant jurisdictions and securing the payment of the Revolving Credit Loans, Swing Line Loans and Term Loans and all other sums payable under or in connection with the Loan Documents.

     Section 4.23    Advertising, Origination and Servicing Activities.
                     -------------------------------------------------

     All advertising, origination and servicing activities, procedures and materials used with regard to any Loan made or accounts acquired, collected or serviced by any Credit Party comply with all applicable Federal, state and local laws, ordinances, rules and regulations, including but not limited to those related to usury, truth in lending, real estate settlement procedures, consumer protection, equal credit opportunity, fair debt collection, rescission rights and disclosures, except where failure to comply would not have a Material Adverse Effect.

     Section 4.24    Activities.
                     ----------

     The only transactions engaged in by each Credit Party in the ordinary course of its business consist of: (i) the making and servicing of Loans and Investments (in the case of BL in compliance with the SBI Act and the SBA Regulations promulgated thereunder); and (ii) transactions incidental to the foregoing.

     Section 4.25  Year 2000 Issue.
                   ---------------

     Each Credit Party and its Subsidiaries have reviewed the effect of the Year 2000 Issue on the computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for such Credit Party and its Subsidiaries or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such computer systems of such Credit Party and its Subsidiaries interface). The costs to such Credit Party and its Subsidiaries of any reprogramming required as a result of the Year 2000 Issue to permit the proper functioning of such systems and equipment and the proper processing of data, and the testing of such reprogramming, and of the reasonably foreseeable consequences of the Year 2000 Issue to such Credit Party or any of its Subsidiaries (including reprogramming errors and the failure of systems or equipment supplied by others) are not reasonably expected to result in a Default or Event of Default or to have a material adverse effect on the business, assets, operations, prospects or condition (financial or otherwise) of any Credit Party or any of its Subsidiaries.


ARTICLE 5    CONDITIONS PRECEDENT

     Section 5.1    Conditions to Initial Revolving Credit Loan and Initial
                    -------------------------------------------------------
Swing Line Loan.
---------------

     The obligation of (i) the Banks to make the Initial Revolving Credit Loan and (ii) the Swing Line Lender to make its first Swing Line Loan hereunder, are each subject to the satisfaction on the Effective Date of the following conditions precedent:

          (a) The Agent and the Swing Line Lender shall have received, on or before making the initial Swing Line Loan, a Swing Line Note conforming to the requirements hereof in the form of Exhibit D hereto, executed by an Authorized
                                   ---------
Representative of the Borrower, as the case may be; and the Agent and each Bank shall have received, on or before making the Initial Revolving Credit Loan, the following, each in form and substance satisfactory to the Agent and each Bank in all respects:

               (i) a Revolving Credit Note conforming to the requirements hereof in the form of Exhibit B hereto, executed by an Authorized
                         ---------
          Representative of the Borrower, as the case may be;

               (ii) evidence satisfactory to the Banks that there is no outstanding Indebtedness or Liens except Permitted Indebtedness and Permitted Liens;

               (iii) the Borrower Security Agreement in the form of Exhibit E,
                                                                    ---------
          executed by an Authorized Representative of each Borrower and the Guaranty and Security Agreement in the form of Exhibit K, executed by
                                                         ---------
          an Authorized Representative of BL;

               (iv) the duly executed Multi-Party Letter Agreement substantially in the form of Exhibit G;
                         ---------

               (v) evidence satisfactory to the Banks that the Borrower and Guarantor Financing Statements have been executed and delivered to the Agent in a form acceptable to the Agent, such that the security interests described therein constitute valid and perfected first priority security interests, subject only to Liens permitted pursuant to Section 8.1 hereof;

               (vi) the results of a search of all filings made against each Credit Party under the UCC as in effect in any relevant state, indicating that the Collateral is free and clear of any Lien or encumbrance, other than Permitted Liens;

               (vii) opinions of counsel to each Credit Party substantially in the form of Exhibit I hereto; such opinion shall also cover such other
                      ---------
          matters incident to the transactions contemplated by this Agreement and the other Loan Documents as the Required Banks reasonably may require;

               (viii) a copy of the Certificate of Incorporation of the Borrower and a copy of the Certificate of Formation of BL and with respect to each all amendments thereto, certified as of the date hereof by the Chief Financial Officer of the applicable Credit Party;

               (ix) copies of the By-laws of the Borrower and copies of the Operating Agreement of BL, each in effect as of the Effective Date, certified by the Chief Financial Officer of the applicable Credit Party;

               (x) certified copies of the resolutions of the Board of Directors of the Borrower and of the Managers or applicable governing body of BL, each approving each of the Loan Documents and each of the other instruments and documents to be executed by it and delivered to the Banks pursuant to this Agreement or any other Loan Document, certified by the Chief Financial Officer of the applicable Credit Party, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect thereto;

               (xi) certificates of the Chief Financial Officer of each Credit Party certifying the names and true signatures of the officers of such Credit Party authorized to sign each document to which it is a signatory and which is to be delivered by it hereunder or pursuant to any other Loan Document to which it is a party;

               (xii) a certificate of the Chief Financial Officer of each Credit Party to the effect that (A) the financial statements referred to in
          Section 4.18 hereof present fairly the financial condition of such Credit Party as of the date and for the period of such financial statements and (B) no material adverse change in the condition, financial or otherwise, of such Credit Party has occurred since the date of such financial statements;

               (xiii) a certificate of an Authorized Representative of each Credit Party to the effect that such Credit Party has in effect all insurance coverage required pursuant to Section 6.3 hereof;

               (xiv) originals of instruments and other documents constituting part of the Collateral or Underlying Collateral as the Agent may request in order to perfect its security interest, on behalf of the Banks, in such Collateral;

               (xv) copies of all other documents, instruments and agreements requested by the Agent in connection with the transactions contemplated by this Agreement and the other Loan Documents;

               (xvi) a Borrowing Base Certificate in the form of Exhibit H;
                                                                 ----------

               (xvii) the Intercompany Demand Note in the form of Exhibit L
                                                                  ---------
          payable by BL to the order of the Borrower, duly executed by the Borrower and duly endorsed in blank by Borrower to the Agent, the originals of each of the Intercompany Demand Documents and assignments of financing statements from the Borrower to the Agent; and

               (xviii) the rights of the Agent and the Banks under each of the Borrower Security Agreement, the Guaranty and Security Agreement, the Multi-Party Letter Agreement, the Mortgage Assignments and the Borrower and Guarantor Financing Statements shall be and continue in full force and effect after the Effective Date.

          (b) The Borrower is a corporation, and BL is a limited liability company, each duly organized and validly existing, has all licenses, permits and authorizations necessary to own its properties and to carry on its business as now conducted and proposed to be conducted and is in good standing in the jurisdiction of its organization and in each other jurisdiction in which the nature of its business or ownership or use of its property requires such qualification and the Agent shall receive such evidence thereof, as it or the Required Banks may request.

          (c) All requisite corporate action and proceedings, as the case may be, in connection with the Loan Documents shall be satisfactory in form and substance to the Agent and the Banks, and the Agent and the Banks shall have received all information and copies of all documents, including without limitation, records of requisite corporate action and proceedings which the Agent, the Banks and Emmet, Marvin & Martin, as counsel to the Agent, may have requested in connection therewith, such documents, where so requested, to be certified by appropriate corporate officers or Governmental Authorities.

          (d) All necessary approvals, authorizations and consents, if any be required, of any Governmental Authority having jurisdiction with respect to any of the Collateral and the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained. In addition, each Borrower shall be in compliance with all laws, rules, regulations, orders and administrative guidelines applicable to the operation of its business, including, without limitation, those of the SBA.

          (e) All representations, warranties, covenants and agreements contained in any Loan Document shall be true and correct in all material respects, and shall have been performed (to the extent required to be performed on or prior to the Effective Date), as of the Effective Date.

          (f) The Borrower shall have paid to each Bank the sums set forth in
Section 2.8 hereof that are required to be paid to such Bank on or before the Effective Date.

     Section 5.2    Conditions to All Revolving Credit and Term Loans.
                    -------------------------------------------------

     The obligation of the Banks to make any Revolving Credit Loans (including the Initial Revolving Credit Loan) and any Term Loans and the obligation of the Swing Line Lender to make any Swing Line Loan (including any initial Swing Line
Loan) is further subject to the satisfaction of the following conditions precedent:

          (a) each of the representations and warranties made by a Credit Party in or pursuant to any Loan Document or which are contained in any agreement, instrument, certificate, document or other writing furnished at any time under or in connection herewith or therewith shall be true and correct in all material respects when made and on and as of the date of the making of such Revolving Credit Loan or Term Loan or Swing Line Loan (except to the extent any representation or warranty expressly relates to an earlier date);

          (b) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Revolving Credit Loans or Term Loans or Swing Line Loans to be made on such date;

          (c) no event, action or condition has occurred that would adversely affect the validity or enforceability of, or the authority of the Borrower to perform its obligations under, any of the Loan Documents to which it is a party.

          (d) after taking into account Revolving Credit Loans and/or Term Loans and/or Swing Line Loans to be made on such date, (i) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid
                                                ----
balance of all Revolving Credit Loans to the Borrower plus the aggregate unpaid
                                                      ----
balance of all Term Loans to the Borrower shall not exceed the MFC Borrowing Base plus the BL Borrowing Base and (ii) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid balance of all
                                 ----
Revolving Credit Loans to the Borrower plus the aggregate unpaid balance of all
                                       ----
Term Loans to the Borrower that are utilized directly or indirectly by BL shall not exceed the BL Borrowing Base and (iii) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid balance of all
                                 ----
Revolving Credit Loans to the Borrower plus the aggregate unpaid balance of all
                                       ----
Term Loans to the Borrower that are utilized directly or indirectly by the Borrower shall not exceed the MFC Borrowing Base.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by each Credit Party as of the date of such borrowing that the conditions in clauses (a), (b), (c) and (d) of this Section 5.2 have been satisfied.


ARTICLE 6    AFFIRMATIVE COVENANTS

     Each Credit Party covenants and agrees that, until the Notes together with interest and all other Indebtedness of the Borrower to the Agent, the Swing Line Lender or the Banks under the Loan Documents are paid in full and the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments are terminated, unless specifically waived in writing by the Agent and the Required Banks:

     Section 6.1    Financial Statements and Other Information.
                    ------------------------------------------

     The Borrower shall furnish to the Agent and each Bank:

          (a) as soon as practicable and in any event within 45 days after the close of each calendar quarter, beginning with the calendar quarter ending June 30, 1998, a detailed schedule of all outstanding Loans of each Credit Party setting forth (i) the aging, on a contractual basis, of each Loan and (ii) the aggregate dollar amount of Loans as to which any amendments or modifications to or waivers of any terms thereof have been made during the quarter as a result of the Person to whom such Loan was made being unable to comply (for whatever reason) with the terms thereof;

          (b) at the request of the Agent (which request shall not be made, unless an Event of Default has occurred and is continuing, on more than one occasion in each calendar year), a schedule setting forth (i) the number of Medallion Rights pledged to each Credit Party as security for Loans made by it,
(ii) the then outstanding aggregate principal amount of the Loans secured by such Medallion Rights and (iii) each Credit Party's good faith best estimate (along with supporting documentation) of the current fair market value of the operating rights and licenses evidenced by taxi medallions included in such Medallion Rights;

          (c) monthly, and not later than 10 Business Days after the last day of each month, a Borrowing Base Certificate indicating a separate computation of the MFC Borrowing Base and the BL Borrowing Base monthly covering the period ending the last day of the immediately preceding month;

          (d) as soon as practicable and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, beginning with the fiscal quarter ending June 30, 1998, a consolidated and consolidating balance sheet, a statement of income and retained earnings and a statement of cash flow of each Credit Party, as at the end of and for the quarterly period then ended and for the period commencing at the end of the previous fiscal year and ending with such quarter, setting forth the corresponding figures for the appropriate periods of the previous fiscal year in comparative form, all in reasonable detail (which detail, if requested by the Agent, shall include data as to non-accruals and related collateral, repossessions, charge-offs and reconciliation for allowance for losses) and be reviewed by the Independent Public Accountants and certified by the chief executive officer, chief operating officer, chief financial officer, or chief accounting officer of each Credit Party to be true and correct and to have been prepared in accordance with GAAP (except for the omission of footnotes), subject to normal recurring year-end audit adjustments;

          (e) as soon as practicable and in any event within 90 days after the end of the fiscal year of the Borrower commencing with the fiscal year ending December 31, 1998, a consolidated and consolidating balance sheet, a statement of income and retained earnings and a statement of cash flow of each Credit Party, as at the end of and for the fiscal year just closed, setting forth the corresponding figures of the previous fiscal year in comparative form, all in reasonable detail (which detail, if requested by the Agent, shall include data as to non-accruals and related collateral, repossessions, charge-offs and reconciliation for allowance for losses), presented in a manner consistent with the financial statements of each Credit Party for the preceding fiscal year, and, with respect to such consolidated statements, certified (without any qualification or exception deemed material by the Agent or any Bank) by the Independent Public Accountants; and concurrently with such financial statements, a written statement, addressed to the Agent and the Banks, signed by such Independent Public Accountant to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained, as of the end of such fiscal year, any knowledge of the existence of any Default or Event of Default, or, if such accountants shall have obtained from such examination any such knowledge, they shall disclose in such written statement the Default or Event of Default;

          (f) concurrently with the delivery of the schedules or financial statements required to be furnished under Sections 6.1(a), or 6.(d) hereof, a certificate signed by the chief executive officer, chief operating officer, chief financial officer, or chief accounting officer of each Credit Party, and concurrently with the delivery of the financial statements required to be furnished under Section 6.1(e) hereof, a certificate signed by the Independent Public Accountants, and promptly upon the occurrence of any Default or Event of Default, a certificate signed by the chief executive officer, chief operating officer, chief financial officer, or chief accounting officer of each Credit Party or such Independent Public Accountants, if a Default or Event of Default shall have occurred during the period of their review, in each case stating (i) that a review of the activities of each Credit Party during such period has been made under his or their, as the case may be, immediate supervision with a view to determining whether each such Credit Party has observed, performed and fulfilled all of its obligations under this Agreement, and (ii) that there existed during such period no Default or Event of Default (provided that, as to a certificate prepared by the Independent Public Accountants, such period, as it relates to the compliance by each Credit Party with covenants contained in Articles VII and VIII hereof shall apply to the fiscal period covered by their review) or if any such Default or Event of Default exists, specifying the nature thereof, the period of existence thereof and what action the Borrower proposes to take, or has taken, with respect thereto; each such certificate shall be accompanied by a schedule setting forth the computations as of the end of such period of each of the financial ratios, tests or covenants specified in Article VII, 6.15, 8.2, 8.3, 8.4, and 8.14 hereof and each such certificate shall also indicate, with detail, the amount, if any, of Revolving Credit Loans, Term Loans and/or Swing Line Loans that were utilized directly or indirectly by BL;

          (g) concurrently with the delivery of the financial statements required to be furnished under Section 6.1(e) hereof, (i) any management letters prepared by the

Independent Public Accountants described above, setting forth weaknesses in the accounting and control procedures of any Credit Party and (ii) projections (in a format satisfactory to the Agent) for the fiscal year immediately following the fiscal year for which such financial statements were provided;

          (h) promptly upon receipt thereof with respect to each Credit Party, copies of (i) all financial reports (including, without limitation, management letters), if any, submitted to such Credit Party by its auditors in connection with each annual interim or special audit of its books by such auditors, (ii) all "vault count opinions" submitted to such Credit Party in connection with each inspection by such auditors of the documents evidencing such Credit Party's Loans and the Underlying Collateral securing such Loans, (iii) all audits submitted to such Credit Party by the SBA or any other Governmental Authority and (iv) all reports, letters or other documents submitted to such Credit Party by the SBA or any other Governmental Authority relating to a material change in such Credit Party's business or the rules and regulations promulgated by any Governmental Authority applicable thereto, including, without limitation, the SBI Act, the SBA Regulations, the 1940 Act and the Code;

          (i) annually, when furnished to the Borrower, a copy of the Independent Public Accountant's annual management letter provided to the Borrower;

          (j) as soon as practicable and in any event within 30 Business Days after the close of each calendar quarter, beginning with the calendar quarter ending June 30, 1998, BL's recapture summary and delinquencies report; and

          (k) with reasonable promptness, such other information respecting the business, operations and financial condition of each Credit Party as the Agent or any of the Banks from time to time reasonably may request.

     Section 6.2  Taxes and Claims.
                  ----------------

          (a) Each Credit Party shall pay promptly when due, (i) all material sales, use, excise, personal property, income, withholding, corporate franchise and all other taxes, assessments and governmental charges upon or against or relating to such Credit Party or its ownership or use of any of its properties, assets, income or gross receipts unless and to the extent that such charges are being diligently contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of such Credit Party, and (ii) all lawful claims, whether for labor, materials, supplies, services or anything else which might or could, if unpaid, become a Lien or charge upon the properties or assets of such Credit Party or any of its Subsidiaries, which Lien would not be permitted under this Agreement, unless and to the extent such claims are being diligently contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of such Credit Party.

          (b) No Credit Party shall permit, or suffer to remain, and will promptly discharge, any Lien (other than a Permitted Lien) arising from any unpaid tax, assessment, levy or governmental charge.

          (c) In the event any Credit Party shall fail to pay any such tax, assessment, levy or governmental charge or to discharge any such Lien (other than a Permitted Lien), then the Agent, without waiving or releasing any obligation or default of the Borrower hereunder, may at any time or times hereafter, but shall be under no obligation to do so, make such payment, settlement, compromise or release or cause to be released any such Lien, and take any other action with respect thereto which the Agent deems advisable. All sums paid by the Agent in satisfaction of, or on account of any tax, levy or assessment or governmental charge, or to discharge or release any Lien, and any expenses, including reasonable attorneys' fees actually incurred, court costs and other charges relating thereto, shall become a part of the Obligations secured by the Collateral, payable on demand.

     Section 6.3   Insurance.
                   ---------

          (a) Each Credit Party shall (i) keep all of its properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards and (ii) maintain adequate insurance at all times with responsible carriers against liability on account of damage to persons and property and under all applicable workmen's compensation laws. For the purposes of this Section 6.3(a), insurance shall be deemed adequate if the same is not less extensive in coverage and amount than is customarily maintained by other persons engaged in the same or similar business similarly situated.

          (b) Each Credit Party, from time to time upon request of the Agent or any Bank, promptly shall furnish or cause to be furnished to the Agent and any such requesting Bank evidence, in form and substance satisfactory to the Agent and such Bank (if requested by a Bank), of the maintenance of all insurance required by this Section 6.3 to be maintained, including, but not limited to, such originals or copies as the Agent or such Bank may request of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments.

     Section 6.4    Books and Records.
                    -----------------

     Each Credit Party shall maintain, at all times, true and complete books, records and accounts in which true and correct entries shall be made of its transactions in accordance with GAAP consistently applied and in compliance with the regulations of any governmental regulatory body having jurisdiction over it.

     Section 6.5   Properties in Good Condition.
                   ----------------------------

     Each Credit Party shall keep its properties in good repair, working order and condition (subject to such wear and tear as may occur in the ordinary course of business) and, from time to time, make all needful and proper repairs, renewals, replacements, additions and improvements thereto, so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management.

     Section 6.6    Inspection by the Banks.
                    -----------------------

     Each Credit Party shall allow any representative of the Agent or any of the Banks to visit and inspect any of the properties of such Credit Party to examine and audit the books of account and other records and files of such Credit Party, to make copies thereof and to discuss the affairs, business, finances and accounts of such Credit Party with its officers and employees, all at such reasonable times and as often as the Agent any of the Banks may request;

provided, that, at least once each calendar year such an inspection shall be
--------  ----
conducted by the Agent at the request of the Required Banks (or without such a request if the Agent shall deem it necessary or advisable). Reasonable expenses incurred in connection with one such audit and inspection requested by the Required Banks or the Agent each year shall be paid by the Borrower, with any additional audits to be at the expense of the Bank performing the same, or at the expense of all Banks if conducted by the Agent, except that, if an Event of Default shall have occurred and be continuing, all such additional audits shall be at the expense of the Borrower.

     Section 6.7    Pay Indebtedness to Agent and Perform Other Covenants.
                    -----------------------------------------------------

     The Borrower shall (a) make full and timely payments to the Agent, for the ratable benefit of the Banks, and the Swing Line Lender, as the case may be, of the principal of and interest on the Notes and all other amounts owed by the Borrower under or pursuant to the Loan Documents, whether now existing or hereafter arising and (b) duly comply with all the terms and covenants contained in each of the instruments and documents furnished in connection with or pursuant to this Agreement or the other Loan Documents, all at the times and places and in the manner set forth therein.

     Section 6.8    Compliance With Laws.
                    --------------------

     Each Credit Party shall comply with all applicable laws and regulations, including but not limited to, those of the SBA and Federal, state and local laws and regulations relating to consumer lending, disclosure, collection and licensing where the failure to so comply would have a Material Adverse Effect (other than those the validity of which are being diligently contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of the applicable Credit Party).

     Section 6.9    Notice of Certain Events.
                    ------------------------

     Each Credit Party shall promptly, but in no event later than three Business Days after obtaining knowledge thereof, give written notice to the Agent and the Banks of: (a) any material litigation, including arbitrations, and of any investigations or proceedings before any Governmental Authority brought against a Credit Party, whether or not the claim is considered by a Credit Party to be covered by insurance, which might, if determined adversely, have a Material Adverse Effect, or where the amount involved, when added together with all other amounts involved in any other litigation, investigation, arbitration or proceeding affecting such Credit Party, would exceed $500,000, and each Credit Party shall, if requested by the Agent or the Required Banks, set up such reserves as it deems necessary (provided, that, such reserves shall be in such amounts such that neither the Agent nor the Required Banks has informed either such Credit Party that such reserves are not satisfactory to protect the Agent or the Banks against loss); (b) any written notice of a violation received by a Credit Party from any Governmental Authority which, if such violation were established, might have a Material Adverse Effect; (c) any material attachment, judgment, lien, levy or order which may be placed on or assessed against or threatened against a Credit Party or the Collateral; (d) any Default or Event of Default or any event that, after notice or lapse of time or both, would become a Default or Event of Default; (e) any other matter that has or causes or may have or cause a Material Adverse Effect with respect to a Credit Party; and (f) any change in the corporate name or corporate form of a Credit Party, or of any change in the information disclosed on Schedule I annexed hereto.

     Section 6.10    Environmental Laws, Etc.
                     -----------------------

          (a) Each Credit Party shall keep all Property owned or operated by it free of Hazardous Materials and comply with the requirements of all applicable Federal, state and local environmental, health, safety and sanitation laws, ordinances, regulatory and administrative authorities with respect thereto. Except to the extent it does so on the date hereof and in strict compliance with all applicable laws, no Credit Party shall use any Property to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials, and no Credit Party shall cause or permit, as a result of any intentional or unintentional act or omission on the part of a Credit Party or any occupant, tenant or subtenant, the installation or placement of Hazardous Materials onto any Property or onto any other property or suffer the presence of

Hazardous Materials on any Property. Each Credit Party shall undertake promptly and pursue diligently to completion appropriate remedial clean-up action in the event of any release of Hazardous Materials on, upon or into any real property owned or operated by a Credit Party or any real property adjacent thereto.

          (b) Each Credit Party agrees to provide the Banks with copies of any notifications of releases of Hazardous Materials that are given by or on behalf of a Credit Party to any Governmental Authority with respect to any real property owned or operated by a Credit Party. Such copies shall be sent to the Banks concurrently with the mailing or delivery of such copies to the Governmental Authority.

     Section 6.11    Further Assurances.
                     ------------------

     Upon the request of the Agent or the Required Banks, each Credit Party at its cost and expense shall duly execute and deliver, or cause to be duly executed and delivered, to the Agent and the Banks such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Agent or the Required Banks to carry out more effectually the provisions and purposes of this Agreement and the other Loan Documents.

     Section 6.12    ERISA.
                     -----

     Each Credit Party shall deliver to the Agent and the Banks, promptly after
(i) the occurrence thereof, notice that an ERISA Termination Event or a Prohibited Transaction with respect to any Plan has occurred, which notice shall specify the nature thereof and such Credit Party's proposed response thereto, and (ii) actual knowledge thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan.

     Section 6.13    Corporate Existence.
                     -------------------

     Each Credit Party shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence (except as otherwise may be permitted by Section 8.6 hereof) and all rights, licenses, permits and franchises, the termination of which would have a Material Adverse Effect; comply with all laws, regulations, ordinances, rules and orders applicable to it, noncompliance with which would have a Material Adverse Effect; conduct and operate its business in substantially the manner in which it is presently conducted and operated without material alteration or change in the nature of such business; at all times maintain and preserve all property used or useful in the conduct of its business and keep the same in appropriate repair and condition, and from time to time make, or cause to be made, all appropriate repairs, renewals and replacements thereto, so that the business carried on in connection therewith may be properly conducted at all times.

     Section 6.14    Maintenance of Security Interest.
                     --------------------------------

     Each Credit Party shall maintain perfected, first priority security interests in the Collateral in favor of the Agent in accordance with the terms of the Borrower Security Agreement and Guaranty and Security Agreement, subject only to the Liens permitted pursuant to Section 8.1 hereof and taking into account the time required for the Credit Party to deliver Collateral to the Agent (which Collateral shall be delivered to the Agent promptly upon receipt thereof by the Credit Party); provided, that, the Credit Party shall have no
                              --------  ----
responsibility for a breach of this covenant if caused by the gross negligence of the Agent..

     Section 6.15    [Reserved].
                      --------

     Section 6.16   Year 2000 Issue.
                    ---------------

     Each Credit Party shall take, and shall cause each of its Subsidiaries to take, all necessary action to complete in all material respects by October 31, 1999, the reprogramming of computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for such Credit Party and its Subsidiaries or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such systems of such Credit Party or any of its Subsidiaries interface) required as a result of the Year 2000 Issue to permit the proper functioning of such computer systems and other equipment and the testing of such systems and equipment, as so reprogrammed. At the request of the Bank, each Credit Party shall provide, and shall cause each of its Subsidiaries to provide, to the Bank reasonable assurance of its compliance with the preceding sentence.

     Section 6.17   Credit Party's Manuals.
                    ----------------------

     Not later than 90 days after the Effective Date, each Credit Party shall provide to the Agent and each Bank a copy of its then operative credit policy manual and a copy of its then operative operating manual and thereafter shall notify the Agent and each Bank of any and all material changes to such manuals from that most recently delivered.

     Section 6.18  Principal Office of Clients.
                   ---------------------------

     Within five Business Days of any request therefor from the Agent, each Credit Party shall update Schedule II to this Agreement to provide, to the best of such Credit Party's knowledge, each location at which Clients have their principal or chief executive office.

ARTICLE 7    FINANCIAL COVENANTS

     Each Credit Party covenants and agrees that, until the Notes, together with interest and all other Indebtedness of the Borrower to the Agent, the Swing Line Lender or the Banks under this Agreement and the other Loan Documents, are paid in full and the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments are terminated, no Borrower shall, without the prior written consent of the Agent and the Required Banks:

     Section 7.1  Maximum Leverage Ratio.
                  ----------------------

     Suffer or permit the ratio of (A) Total Adjusted Liabilities of the Borrower to (B) Tangible Net Worth of the Borrower to be more than 1:1 at any time (notwithstanding the definition of Total Adjusted Liabilities, for purposes of this Section 7.1, such Total Adjusted Liabilities shall only include the Total Adjusted Liabilities of the Borrower and shall exclude the Total Adjusted Liabilities of BL).

     Section 7.2    Maximum Adjusted Leverage Ratio.
                    -------------------------------

     Suffer or permit the ratio of (A) the sum of Total Adjusted Liabilities to
(B) Adjusted Tangible Net Worth to be more than 3:1 at any time.

     Section 7.3    Borrowing Base.
                    --------------

     Suffer or permit the aggregate unpaid balance of all Swing Line Loans plus
                                                                           ----
the aggregate unpaid balance of all Revolving Credit Loans plus the aggregate
                                                           ----
unpaid balance of all Term Loans to exceed the sum of the MFC Borrowing Base and the BL Borrowing Base, or (B) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving Credit Loans plus the
      ----                                                            ----
aggregate unpaid balance of all Term Loans that have been used directly or indirectly by BL to exceed the BL Borrowing Base, or (C) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all
                                ----
Revolving Credit Loans plus the aggregate unpaid balance of all Term Loans that
                       ----
have been used directly or indirectly by the Borrower to exceed the MFC Borrowing Base.

     Section 7.4    Minimum EBIT to Interest Expense Ratio.
                    --------------------------------------

     (a) Suffer or permit the ratio, on a rolling four quarter basis, of (a) the Borrower's consolidated EBIT plus the Borrower's consolidated Interest Expense to (b) the Borrower's consolidated Interest Expense to be less than 1.50:1 at any period of determination.

     (b) Suffer or permit the ratio, on a rolling four quarter basis, of (a) EBIT of the Borrower on an unconsolidated basis plus EBIT of BL on an unconsolidated basis to (b) Interest Expense of the Borrower on an unconsolidated basis plus Interest Expense of BL on an unconsolidated basis to be less than 1.35:1 at any period of determination.

     Section 7.5  Minimum Asset Quality.
                  ---------------------

     Suffer or permit, on a rolling twelve month period, its aggregate Net Realized Loss to be greater than (i) with respect to Medallion Loans, 3% of the average aggregate principal balances of all outstanding Medallion Loans during any applicable period of determination, or (ii) with respect to Commercial Loans, 5% of the average aggregate principal balances of all outstanding Commercial Loans during any applicable period of determination.


ARTICLE 8    NEGATIVE COVENANTS

     Each Credit Party covenants and agrees that until the Notes together with interest and all other Indebtedness of the Borrower to the Agent, the Swing Line Lender or the Banks under this Agreement are paid in full and the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments are terminated, no Credit Party shall, without the prior written consent of the Agent and the Required Banks:

     Section 8.1    Liens.
                    -----

     Create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired; provided, however, that the foregoing restriction and limitation shall not apply to the following Liens (the "Permitted Liens"):

          (a) Liens created under the Borrower Security Agreement or under the Guaranty and Security Agreement or other Liens in favor of the Agent or the Banks;

          (b) Liens existing on property at the time acquired by a Credit Party after the date of the financial statements referred to in Section 4.18 hereof, provided that such Lien was not incurred, directly or indirectly, in
--------
anticipation or contemplation of such acquisition;

          (c) Liens constituting renewals, extensions or refundings of Liens permitted by clause (b) above, provided that the principal amount of the Indebtedness secured by any such new Lien does not exceed the principal amount of the Indebtedness being renewed, extended or refunded at the time of renewal, extension or refunding thereof and that such new Lien attaches only to the same property theretofore subject to such earlier Lien;

          (d) Liens securing taxes, assessments or governmental charges or levies, or the claims or demands of materialmen, mechanics, carriers, workmen, repairmen, warehousemen, landlords and other like Persons, not yet delinquent or which are being actively contested in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the applicable Credit Party;

          (e) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets, or materially impair the use thereof in the operation of its business;

          (f) attachment, judgment and other similar Liens arising in connection with court proceedings, provided that execution or other enforcement of such Liens is effectively stayed, the claims secured thereby are being actively contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided on the books of the applicable Credit Party; and

          (g) Liens arising in connection with, and securing the cost of, the acquisition of Equipment, provided, that such Lien attaches to such Equipment concurrently with or within 90 days after the acquisition thereof (by purchase, construction or otherwise), and provided, further, that the aggregate amount of Indebtedness securing all such Liens shall not at any time exceed $1,000,000.

     Section 8.2  Indebtedness.
                  ------------

     Create, incur, assume or suffer to exist, contingently or otherwise, any Indebtedness, except:

          (a) Indebtedness of the Borrower to the Agent, the Swing Line Lender and the Banks arising hereunder or under any of the other Loan Documents;

          (b) Permitted Debt and Subordinated Debt of the Credit Parties;

          (c) Indebtedness secured by Liens described in Section 8.1(b), (c) or
(g) hereof;

          (d) Unsecured current liabilities incurred in the ordinary course of business and paid within 90 days after the due date thereof (unless diligently contested in good faith by appropriate proceedings and, if requested by the Agent, reserved against in conformity with GAAP) other than liabilities that are for money borrowed or are evidenced by bonds, debentures, notes or other similar instruments;

          (e) Indebtedness evidenced by the Intercompany Demand Note.

     Section 8.3    Limitation on Loans and Investments.
                    -----------------------------------

          (a) Make, or obligate itself to make, any loan or advance or Investment that is not a Domestic Loan or a Domestic Investment.

          (b) Make, or obligate itself to make, any loan or advance or Investment that is not in compliance with the rules and regulations promulgated by any Governmental Authority to which it is subject, including, without limitation, the SBI Act and the SBA Regulations promulgated thereunder and the 1940 Act.

          (c) Make, or obligate itself to make, any Loan if, after giving effect to such Loan, the aggregate outstanding principal amount of all Loans made to any one Person together with its Affiliates would exceed 20% of the Adjusted Tangible Net Worth plus Satisfactory Subordinated Debt; provided, that, notwithstanding the definition of Adjusted Tangible Net Worth, as to this covenant as to any Credit Party, such term shall mean the Adjusted Tangible Net Worth of such Credit Party alone without taking into account the Adjusted Tangible Net Worth of the other Credit Party.

          (d) Make, or commit to make, or acquire or commit to acquire, any Commercial Loan to or from any Person if, as a result of such Loan, the applicable Credit Party's Commercial Loan concentration in any given industry (determined in accordance with the Standard Industrial Classification promulgated by the Office of Management and Budget) would exceed in principal amount 35% of such Credit Party's total Loans outstanding.

          (e) On or after the Effective Date, make any Investment in any Subsidiary or Affiliate (excluding Investments to BL in accordance with and subject to all the terms and conditions of this Agreement; provided, that, this exclusion shall not apply unless and until the Multi-Party Agreement shall have been executed and approved in writing by the Agent and the Required Lenders), or any Person that after taking into account such Investment would become a Subsidiary or Affiliate, when taking into account all such Investments in the aggregate the amount or value of such Investments would exceed $15,000,000 during the Initial Term or any Renewal Term.

          (f)  [Reserved].
                --------

          (g) Sell, discount or otherwise dispose of Loans or any Collateral; sell, discount or otherwise dispose of other Receivables or obligations owing to a Credit Party or any of its Subsidiaries, with or without recourse, otherwise than (i) in connection with the grant of any participation in accordance with and to the extent permitted by Section 2.14 hereof, (ii) for collection in the ordinary course of business or (iii) to the Agent for the benefit of the Banks.

          (h) Make, or commit to make, or acquire or commit to acquire, any Loan to or from any Person unless the applicable Credit Party reasonably believes that such Loan constitutes, or upon funding or acquisition will constitute, an Eligible Loan; provided, that, it shall not be a breach of this covenant if the
               --------  ----
Loan causing the breach is not in a material amount and in any event is not included in the BL Borrowing Base and/or the MFC Borrowing Base.

          (i) Fail to file upon making or acquiring a Loan, all required Borrower and Guarantor Financing Statements and Mortgage Assignments in order to assure that the Agent receives a first priority perfected security interest or mortgage interest therein; provided, that, it shall not be a breach of this
                           --------  ----
covenant if the Loan causing the breach is not in a material amount and in any event is not included in the BL Borrowing Base and/or the MFC Borrowing Base.

     Section 8.4  [Reserved].
                   --------


     Section 8.5    Restricted Payments.
                    -------------------

     Make, or obligate itself to make, any Restricted Payment.

     Section 8.6    Merger, Consolidation, Sale or Transfers Assets.
                    -----------------------------------------------

          (a) Sell, discount or otherwise dispose of Loans or any Collateral if a Default or Event of Default has occurred and is continuing or if the effect of such sale, discount or disposal would be to put the applicable Credit Party in violation of any of the covenants and agreements contained in this Agreement;

          (b) Sell or otherwise dispose of an amount of Loans which, in aggregate principal amount, exceeds 10% of the aggregate principal amount of all Loans of the applicable Credit Party then outstanding unless, immediately upon such sale or disposition, the Borrower makes, in accordance with the provisions of Section 2.5(a) hereof, a voluntary prepayment on all then outstanding Revolving Credit Loans and Term Loans owing by it equal to the aggregate principal amount, plus accrued interest, of the Loans so sold or disposed; provided, that, Guaranteed BL Loans
                                            --------  ----
may be sold as long as after taking into account such sale the Borrower is still within the BL Borrowing Base and MFC Borrowing Base limitations provided in this Agreement.

          (c) Enter into any transaction of merger or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or substantially all of its properties or assets to any Person, except that the Credit Parties may merge or consolidate with any other Person, provided that (A) a Credit Party shall be the surviving and continuing corporation, (B) no Default or Event of Default shall have occurred and be continuing and (C) after giving effect to such consolidation or merger, each Credit Party would be Solvent and, except for good will adjustments, would have Tangible Net Worth at least equal to the Tangible Net Worth such Credit Party had immediately before such consolidation or merger; provided, that notwithstanding the definition of Tangible Net Worth, as to this covenant as to BL, such term shall mean the consolidated Tangible Net Worth of BL alone without taking into account the Tangible Net Worth of MFC.

     Section 8.7    Transfer of Proceeds.
                    --------------------

     Except in accordance with the provisions of Section 8.3(e), transfer, or commit itself to transfer, any portion of the proceeds of the Revolving Credit Loans, Swing Line Loans and Term Loans to be made to the Borrower from time to time hereunder to any Affiliate, except that the Borrower may transfer, or commit itself to transfer, any portion of the proceeds of the Revolving Credit Loans, Swing Line Loans and Term Loans to BL in an aggregate principal amount up to the BL Borrowing Base and otherwise subject to the terms and limitations set forth in the Loan Documents.

     Section 8.8    Compliance with ERISA.
                    ---------------------

     Take any of the following actions or permit any of the following events to exist if, as a result thereof, a Credit Party would, or would be likely to, incur a liability in excess of $50,000; terminate, or permit or suffer any of its ERISA Affiliates to terminate (other than a standard termination, as defined in Section 4041(b) of Title IV of ERISA, of a Single Employer Plan), any Plans maintained by a Credit Party or any of its ERISA Affiliates so as to incur any liability to the PBGC; permit or suffer to exist any Prohibited Transaction involving any of such Plans or any trust created thereunder which would subject a Credit Party to a tax, liability or penalty on Prohibited Transactions imposed under Code Section 4975 or ERISA; fail to pay, or permit or suffer any of its ERISA Affiliates to fail to pay, to any such Plan (including any multiemployer plan) any contribution which it or such ERISA

Affiliate is obligated to pay under the terms of such Plan; permit any Accumulated Funding Deficiency, whether or not waived, with respect to any Plan; or permit or suffer to exist any occurrence of a Reportable Event, or any other event or condition, which presents a material risk of termination by the PBGC of any such Plan.

     Section 8.9    Change in Business.
                    ------------------

     Materially change or alter the nature of its business as conducted as of the Effective Date.

     Section 8.10    Amendments of Agreements.
                     ------------------------

     Consent to any amendment, supplement, or other modification of any of the terms (including acceleration, covenant, default, subordination, sinking fund, repayment, interest rate or redemption provisions) contained in, or applicable to, or any security for, any Permitted Debt or other instrument evidencing or applicable to Permitted Debt if such amendment, supplement, or other modification materially adversely affects the interests of the Agent, the Swing Line Lender or any Bank.

     Section 8.11    Transactions with Affiliates.
                     ----------------------------

     Enter into, or cause, suffer, or permit to exist, any material transactions, including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service, with any Affiliate on terms that are less favorable to such Credit Party than those that would be obtainable at the time from any Person who is not an Affiliate.

     Section 8.12    Negative Pledges.
                     ----------------

     Enter into any agreement (excluding this Agreement and the other Loan Documents) prohibiting the creation or assumption of any Lien upon its properties, revenues, or assets, whether now owned or hereafter acquired.

     Section 8.13    Inconsistent Agreements.
                     -----------------------

     Enter into any agreement containing any provisions which would be violated or breached by any borrowing hereunder or by the performance by any Credit Party of its obligations under any of the Loan Documents where the potential consequences of such violation or breach would have a Material Adverse Effect.

     Section 8.14    Capital Expenditures.
                     --------------------

     Expend or commit to expend for itself more than an aggregate of $1,000,000 in any fiscal year for capital expenditures, for the acquisition of Equipment or for leasehold improvements.

     Section 8.15    [Reserved].
                      --------

     Section 8.16.  Portfolio Purchases.
                    -------------------

     Make, or obligate itself to make, any Portfolio Purchase unless:

          (i) no Default or Event of Default exists or would exist after giving effect to the applicable Portfolio Purchase;

          (ii) the applicable Credit Party has provided the Agent and each of the Banks with a pro forma certificate of the chief financial officer of such Credit Party evidencing each Credit Party's computation of compliance with each of the financial ratios, tests or covenants specified in Article VII, 6.15, 8.2, 8.3, 8.4 and 8.14 hereof after giving effect to the applicable Portfolio Purchase;

          (iii) the applicable Portfolio Purchase has the approval of the seller;

          (iv) (1) the seller of the loans constituting such Portfolio Purchase is in the business of making loans secured by New York City taxicab medallions and the loans to be acquired in connection therewith are secured by New York City taxicab medallions, or (2) the Portfolio Purchase is being made from a Person in any other line of business; provided, that, to the
                                                       --------------
     extent the Portfolio Purchase does not entirely involve loans secured by New York City taxicab medallions, in addition to the foregoing, each such Portfolio Purchase shall be subject to the following additional limitations:

               (A) if the consideration for such Portfolio Purchase shall be Capital Stock of the Borrower, the fair market value of such Capital Stock, less the aggregate outstanding principal balances of all loans included in such Portfolio Purchase that are secured by New York City taxicab medallions, if any, shall not exceed $50,000,000 with respect to any one such Portfolio Purchase or $100,000,000 in any fiscal year with respect to all such Portfolio Purchases in the aggregate in such fiscal year; and

               (B) if the consideration for such Portfolio Purchase shall be other than Capital Stock of the Borrower, the consideration therefor, less the aggregate outstanding principal balances of all loans included in such Portfolio Purchase that are secured by New York City taxicab medallions, if any, shall not exceed $25,000,000 with respect to any one such Portfolio Purchase or $50,000,000 in any fiscal year with respect to all such Portfolio Purchases in the aggregate in such fiscal year.

     Section 8.17.  Intercompany Demand Loan Documents.
                    ----------------------------------

          Take any action to enforce payment under the Intercompany Demand Note or enforce its security interest under the Intercompany Demand Loan Documents without the prior written consent of the Agent and the Required Lenders.

ARTICLE 9    DEFAULTS AND REMEDIES

     Section 9.1    Events of Default.
                    -----------------

     If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), that is to say:

          (a) if default shall be made by the Borrower in the due and punctual payment of the principal of or interest on any of the Revolving Credit Loans, Swing Line Loans or Term Loans or any other amounts due and owing to the Agent, the Swing Line Lender or the Banks, when and as the same shall become due and payable and, with respect to defaults in payment other than payment of principal, such default shall continue for more than five days;

          (b) if default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in Article VII or Sections 6.9(d), 6.13, 6.14, 8.1, 8.2, 8.5, 8.6, 8.9, 8.10 or 8.12 hereof;

          (c) if default shall be made by any Credit Party in the performance or observance of, or shall occur under, any other covenant, agreement or provision of this Agreement (other than Section 6.7 hereof) and such default shall not have been remedied within 30 days after such failure shall first have become known to any officer of any Credit Party;

          (d) if default shall be made by any Credit Party in the performance or observance of, or shall occur under, any covenant, agreement or provision of any other Loan Document or in any other agreement, instrument or document delivered to the Agent, the Swing Line Lender or the Banks and such default shall not have been remedied within such grace or cure period, if any, as may be provided therefor;

          (e) if a Default or an Event of Default shall occur and continue under and as defined in that certain Amended and Restated Loan Agreement dated as of December 24, 1997 by and among the Borrower's Subsidiary, Medallion Funding Corp., the Lenders party thereto, Fleet Bank, National Association, as Swing Line Lender, Administrative Agent, Arranger and Collateral Agent and the Bank of New York as Documentation Agent, as the same has been or may hereafter be amended, modified, or supplemented from time to time;

          (f) if any Credit Party shall (i) default in the payment of any principal, interest or premium with respect to any Indebtedness for borrowed money or any obligation which is the substantive equivalent thereof in excess of $250,000, other than Indebtedness under the Revolving Credit Loans, the Swing Line Loans, or the Term Loans, and such default shall continue for more than the period of grace, if any, therein specified or (ii) default in the performance or observance of any other term, condition or agreement contained in any such obligation or in any agreement relating thereto if the effect thereof is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity;

          (g) if any representation or warranty or any other statement of fact herein or in the other Loan Documents, or in connection with the transactions contemplated hereby or thereby, or in any writing, certificate, report or statement at any time furnished by any Credit Party to the Agent, the Swing Line Lender or any Bank pursuant to or in connection with this Agreement or the other Loan Documents shall prove to have been false or misleading in any material respect when made;

          (h) if any Credit Party shall file a petition or seek relief under or take advantage of any insolvency law; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of itself or of the whole or substantially all of its property; file a petition or an answer to a petition under any chapter of the United States Bankruptcy Code, as amended (11 U.S.C. (S) 101 et seq.), or file a petition or seek relief under or take advantage of any other similar law or statute of the United States of America, any state thereof or any foreign country;

          (i) if a court of competent jurisdiction shall enter an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of any Credit Party or of the whole or substantially all of its property, or enter an order for relief against any Credit Party in any case commenced under any chapter of the United States Bankruptcy Code, as amended, or grant relief under any other similar law or statute of the United States of America, any state thereof or any foreign country; or if, under the provisions of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession of any Credit Party or of the whole or substantially all of its property; or if there is commenced against any Credit Party any proceeding for any of the foregoing relief or if a petition is filed against any Credit Party under any chapter of the United States Bankruptcy Code, as amended, or under any other similar law or statute of the United States of America or any state thereof or any foreign country and such proceeding or petition remains undismissed for a period of 60 days; or if any Credit Party by any act indicates its consent to, approval of or acquiescence in any such proceeding or petition;

          (j) if any judgment or judgments against any Credit Party or any attachment or execution against any of its property for any amount or amounts in excess of $250,000 in the aggregate remains unpaid, unstayed, undismissed or unbonded for a period of more than 30 days;

          (k) (i) any Person shall engage in any Prohibited Transaction involving any Plan, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Banks likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA (other than a standard termination as defined in Section 4041(b) thereof),
(v) any Credit Party or any of its ERISA Affiliates shall, or is, in the reasonable opinion of the Agent or the Required Banks, likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in case in clauses (i) through
(vi) above, such event or condition, together with all other such events or conditions, if any, could subject any Credit Party to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of any Credit Party; or

          (1) if there shall occur any change in the Collateral or in the business of any Credit Party, or its operation, conduct or prospects thereof, that individually or in the aggregate, could have or result in a Material Adverse Effect and the Agent has been directed to declare such Event of Default by the Super-majority Banks as set forth below in this Section 9.1;

then, (A) in the case of an Event of Default described in clause (h) or (i) above, the Aggregate Revolving Credit Commitment, the Swing Line Commitment, and each Term Loan Commitment shall automatically terminate and (i) the unpaid balance of the Revolving Credit Notes, the Swing Line Note, the Term Notes and all interest accrued thereon, and (ii) any accrued and unpaid fees and expenses due and payable hereunder or under any other Loan Document shall automatically (without any action on the part of the Agent or the Banks and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived) forthwith become due and payable, and, (B) in the case of an Event of Default described in clause (l) above, at any time thereafter, if such Event of Default shall then be continuing the following action may be taken: the Agent, upon the direction of the Super-majority Banks, shall, declare (i) the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments to be terminated, whereupon the obligation of the Agent the Banks and the Swing Line Lender to make further Revolving Credit Loans or Term Loans or Swing Line Loans, as the case may be, hereunder shall terminate immediately and (ii) the Revolving Credit Notes, Swing Line Note and Term Notes to be due and payable, whereupon the maturity of the then unpaid balance of the Revolving Credit Notes, Swing Line Note and Term Notes shall be accelerated and the same, and all interest accrued thereon and any accrued and unpaid fees and expenses due and payable hereunder, shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in Revolving Credit Notes, Swing Line Note or Term Notes to the contrary notwithstanding, and, (C) in the case of any other Event of Default, then and in any such event, and at any time thereafter, if such or any other Event of Default shall then be continuing the following action may be taken: the Agent may (but shall not be obligated to), and upon the direction of the Required Banks shall, declare (i) the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments to be terminated, whereupon the obligation of the Agent the Banks and the Swing Line Lender to make further Revolving Credit Loans or Term Loans or Swing Line Loans, as the case may be, hereunder shall terminate immediately and (ii) the Revolving Credit Notes, Swing Line Note and Term Notes to be due and payable, whereupon the maturity of the then unpaid balance of the Revolving Credit Notes, Swing Line Note and Term Notes shall be accelerated and the same, and all interest accrued thereon and any accrued and unpaid fees and expenses due and payable hereunder, shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in Revolving Credit Notes, Swing Line Note or Term Notes to the contrary notwithstanding.

     Section 9.2  Suits for Enforcement.
                  ---------------------

     In case any one or more Events of Default shall occur and be continuing, the Agent may (but shall not be obligated to), and at the request of the Required Banks shall, proceed to protect and enforce the rights or remedies of the Agent, the Swing Line Lender and the Banks either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, in the other Loan Documents, or in any document or instrument delivered in connection with or pursuant to this Agreement or the other Loan Documents or to enforce the payment of the Notes or any other legal or equitable right or remedy.

     Section 9.3    Rights and Remedies Cumulative.
                    ------------------------------

     No right or remedy herein conferred upon the Banks, the Swing Line Lender or the Agent is intended to be exclusive of any other right or remedy contained herein or in the other Loan Documents or in any instrument or document delivered in connection with or pursuant to this Agreement or the other Loan Documents, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

     Section 9.4    Rights and Remedies Not Waived.
                    ------------------------------

     No course of dealing between any Credit Party and any of the Banks, the Swing Line Lender or the Agent or any failure or delay on the part of any Bank, the Swing Line Lender or the Agent in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of such or any other Bank, the Swing Line Lender or the Agent and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

     Section 9.5    Further Payments.
                    ----------------

     In the event that the Revolving Credit Commitments, the Swing Line Commitment and the Term Loan Commitments shall have been terminated or the Revolving Credit Loans, Swing Line Loans and the Term Loans and all other amounts owing under the Loan Documents shall have been declared due and payable pursuant to the provisions of this Section, any funds received by the Agent, the Swing Line Lender and the Banks from or on behalf of the Borrower shall be remitted to, and applied by, the Agent in the following manner and order: (a) first, to the payment of interest on, and then the principal portion of, any Revolving Credit Loans or Term Loans which the Agent may have advanced on behalf of any Bank for which the Agent has not then been reimbursed by such Bank or the Borrower; (b) second, to reimburse the Agent and the Swing Line Lender for any expenses due from the Borrower pursuant to the provisions of Section 10.6, (c) third, to the payment of the outstanding principal amount of the Swing Line Loans (together with all interest thereon), (d) fourth, to the payment of the Fees, (e) fifth, to the payment of any other fees, expenses or amounts (other than the principal of and interest on the Revolving Credit Loans, Swing Line Loans or Term Loans) payable by the Borrower to the Agent, the Swing Line Lender or any of the Banks under the Loan Documents, (f) sixth, to the payment, pro rata according to the Exposure Percentage of each Bank, of interest due on the Revolving Credit Loans and Term Loans, (g) seventh, to the payment, pro rata according to Exposure Percentage of each Bank, of principal on the Revolving Credit Loans and Term Loans, of such principal, (h) eighth, any remaining funds shall be paid to whomsoever shall be entitled thereto or as a court of competent jurisdiction shall direct.


ARTICLE 10   MISCELLANEOUS

     Section 10.1    Collection Costs.
                     ----------------

     In the event that the Banks, the Swing Line Lender or the Agent or any of them shall retain or engage an attorney or attorneys to collect or enforce or protect its interests with respect to this Agreement, any of the other Loan Documents, or any instrument or document delivered pursuant to this Agreement or the other Loan Documents, including, without limitation, each of the documents referred to in Section 5.1 hereof, or to protect the rights of any holder or holders with respect thereto, the Borrower shall pay, within 10 days after demand therefor, all of the costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees actually incurred and disbursements, and the Agent on behalf of such Banks, the Agent on behalf of the Swing Line Lender, the Swing Line Lender, the Agent or the holders of such Notes, as the case may be, may take judgment for all such amounts, in addition to the unpaid principal balance of the Notes and accrued interest thereon and any accrued and unpaid fees and expenses due and payable hereunder.

     Section 10.2    Modification and Waiver.
                     -----------------------

     With the written consent of the Required Lenders, the Agent and the Borrower may, from time to time, enter into written amendments, supplements or modifications of the Loan Documents and, with the consent of the Required Lenders, the Agent on behalf of the Banks and the Swing Line Lender may execute and deliver to the Borrower a written instrument waiving or a consent to a departure from, on such terms and conditions as the Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default and its consequences; provided, however, that:
              --------  -------

          (a) no such amendment, supplement, modification, waiver or consent shall, without the consent of all of the Banks, (i) increase the Revolving Credit Commitment or Term Loan Commitment of any Bank or the Aggregate Revolving Credit Commitment, (ii) decrease the rate, or extend the time of payment, of interest of, or change or forgive the principal amount or extend the time of payment of, any Revolving Credit Loan or Term Loan, or decrease the rate, or extend the time of payment, of the Facility Fee, (iii) change the provisions of Sections 3.3, 9.1, this 10.2, or 10.9, change the definition of "Eligible Loan," "Required Banks," "Event of Default," "Prime Rate," "Adjusted LIBO Rate" "Revolving Credit Commitment Periods," "Revolving Credit Loans," "Term Loans," "Term Loan Commitment" and all defined terms included in such definitions, (iv) change any of the provisions of Article II (other than Sections 2.8(e) and 2.14 thereof) or Article III hereof, or (v) change the Borrower Security Agreement or the Guaranty and Security Agreement or release all or substantially all of the Collateral, or (vi) change any provision hereof which expressly requires the consent, approval or waiver by all Banks;

          (b) without the written consent of the Agent, no such amendment, supplement, modification or waiver shall amend, modify or waive any provision of
Article 11 or otherwise change any of the rights or obligations of the Agent hereunder or under the Loan Documents;

          (c) without the written consent of the Swing Line Lender, no such amendment, supplement, modification or waiver shall change the Swing Line Commitment or change any other term or provision that relates to the Swing Line Commitment or the Swing Line Loans; and

          (d) none of the following shall require the consent, authorization or approval of the Borrower: (i) amendment or modification of any agreement to which the Borrower is not a party, and (ii) with respect to the agency relationship between the Agent and the Banks, Article XI (other than Section 11.4) hereof.

Any such amendment, supplement, modification or waiver shall apply equally to the Agent, the Swing Line Lender, and each of the Banks and shall be binding upon the parties to the applicable Loan Document, the Banks, the Swing Line Lender and all future holders of the Revolving Credit Loans, Term Loans and/or Swing Line Loans. In the case of any waiver, the parties to the applicable Loan Document, the Banks, the Swing Line Lender and the Agent shall be restored to their former position and rights hereunder and under the Loan Documents to the extent provided for in such waiver, and any Default waived shall not extend to any subsequent or other Default, or impair any right consequent thereon. The Loan Documents may not be amended orally or by any course of conduct. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances.

     Section 10.3    GOVERNING LAW.
                     -------------

     THIS AGREEMENT, THE REVOLVING CREDIT NOTES, THE SWING LINE NOTE AND THE TERM NOTES AND THE RIGHTS AND DUTIES OF THE PARTIES THEREUNDER AND WITH RESPECT TO INTEREST, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE TO THE EXERCISE OF REMEDIES OR THE PERFECTION OF SECURITY INTERESTS UNDER THE UCC.

     Section 10.4    Notices.
                     -------

     All notices, requests, consents, demands or other communications provided for herein shall be in writing and shall be deemed to have been given (i) five Business Days after the date mailed if sent by registered or certified mail, postage prepaid, return receipt requested, or (ii) on the day of delivery if personally delivered or sent by overnight courier service, or (iii) on the day of transmission if sent by telecopier and confirmed, on the same day as such notice is sent, by telephonic notice or by one of the other two methods listed above, and shall be addressed, as the case may be, as follows: to the Agent at its address set forth on Exhibit A, with a copy to Emmet, Marvin & Martin, 120
                         ---------
Broadway, New York, New York 10271 (Attention: Richard M. Skoller, Esq.), Telecopier No. (212) 212-238-3100, and to any Bank at its address specified for such Bank on Exhibit A; and to the Borrower c/o Medallion Financial Corp., 437
             ---------
Madison Avenue, 38th Floor, New York, New York 10022 (Attention: Alvin Murstein, Chief Executive Officer and Daniel Baker, Treasurer and Chief Financial Officer), Telecopier No. (212) 328-2121, or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner.

     Section 10.5    Accounting Terms.
                     ----------------

     All accounting terms not specifically defined herein shall be construed in accordance with GAAP, consistently applied. Where any accounting determination or calculation is required to be made under this Agreement, such determination or calculation (unless otherwise provided) will be made in accordance with GAAP, consistently applied except that if because of a change in GAAP, the Borrower would have to alter a previously utilized accounting method or policy in order to remain in compliance with GAAP, such determination or calculation will continue to be made in accordance with the Borrower's previous accounting methods or policy. Unless otherwise specified herein all financial statements required to be delivered hereunder, shall be prepared and all financial records shall be maintained in accordance with GAAP.

     Section 10.6    Costs and Expenses; Indemnity.
                     -----------------------------

          (a) The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Banks, the Swing Line Lender and the Agent in connection with the preparation, administration, filing and recording of any amendments, waivers or consents which may be requested by the Borrower, all out-of-pocket costs and expenses, if any, in connection with the preparation, administration and enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of this Agreement, the other Loan Documents, and such other instruments and documents, including, without limitation, reasonable attorneys' fees actually incurred, audit charges (provided, that audit charges will be subject to a cap agreed to between the
---------  ----
Agent and the Borrower prior to the audit being conducted), appraisal fees, search fees and filing fees and all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees) of the Agent in connection with its duties as Agent under this Agreement, the Borrower Security Agreement, the Guaranty and Security Agreement and the other Loan Documents. The Borrower also agrees to pay on demand all reasonable attorneys' fees actually incurred, and any expenses, costs and charges relating thereto of the Agent if at any time or times hereafter the Agent employs counsel for advice with respect to this Agreement or the other Loan Documents, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement or any other Loan Document (including, without limitation, the interpretation or administration, or the amendment, waiver or consent with respect to any term, of this Agreement or the other Loan Documents) or to represent the Agent in any pending or threatened litigation with respect to the affairs of the Borrower in any way relating to any of the Borrower's obligations hereunder or to enforce any rights of the Agent or any Bank or the Swing Line Lender or liabilities of the Borrower, any Person to whom the Borrower has made a Loan, or any Person which may be obligated to the Agent or the Banks or the Swing Line Lender by virtue of this Agreement or any other Loan Document, instrument or document now or hereafter delivered to the Agent or any Bank or the Swing Line Lender by or for the benefit of the Borrower. The Borrower agrees to be responsible for payment of the amounts referred to in this Section 10.6(a) whether or not any Revolving Credit Loans, Swing Line Loans or Term Loans are made hereunder.

          (b) The Borrower further agrees to indemnify and save harmless each Bank, the Swing Line Lender and the Agent and each of their respective officers, directors, employees, agents and Affiliates (each an "Indemnified Party" and collectively the "Indemnified Parties") from and against any and all actions, causes of action, suits, losses, liabilities and damages and expenses (including, without limitation, reasonable attorney's fees actually incurred) in connection therewith (herein called the "Indemnified Liabilities") incurred by any Indemnified Party as a result of, or arising out of or relating to any of the transactions contemplated hereby or by the other Loan Documents, except for any Indemnified Liabilities arising on account of the gross negligence or willful misconduct of the Indemnified Party seeking indemnity under this Section 10.6(b); provided, however, that, if and to the
                                      --------  -------
extent such agreement to indemnify may be unenforceable for any reason, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which shall be permissible under applicable law. The agreements in this Section 10.6(b) shall survive the payment of the Revolving Credit Notes, the Swing Line Note and the Term Notes and related obligations and the termination of the Revolving Credit Commitment, Swing Line Commitment and Term Loan Commitment.

     Section 10.7    WAIVER OF JURY TRIAL AND SETOFF.
                     -------------------------------

     EACH OF EACH CREDIT PARTY, THE AGENT, THE SWING LINE LENDER AND THE BANKS HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN EITHER OR BOTH CREDIT PARTIES AND ANY OF THE BANKS, THE SWING LINE LENDER OR THE AGENT, BETWEEN ANY BANKS, AND BETWEEN THE AGENT AND/OR ANY BANKS; AND EACH CREDIT PARTY HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

     Section 10.8    Captions.
                     --------

     The captions of the various sections and paragraphs of this Agreement have been inserted only for the purpose of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

     Section 10.9    Lien; Setoff by Banks.
                     ---------------------

          (a) The Borrower hereby grants to the Agent, the Swing Line Lender and the Banks a continuing lien for its respective Indebtedness to the Agent, the Swing Line Lender and the Banks upon any and all monies, securities and other property of the Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Agent, the Swing Line Lender or any of the Banks from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of the Borrower with, and any and all claims of the Borrower against the Swing Line Lender or the Banks, at any time existing. Upon the occurrence of any Event of Default, the Agent, the Swing Line Lender and the Banks are hereby authorized at any time and from time to time, without notice to the Borrower, to setoff, appropriate and apply any or all items hereinabove referred to against all Indebtedness of the Borrower to the Agent, the Swing Line Lender and the Banks, whether under this Agreement, the Revolving Credit Notes, the Term Notes, the Swing Line Note or otherwise, and whether now existing or hereafter arising. The Agent, the Swing Line Lender and each Bank agree promptly to notify the Borrower after any such set-off and application is made by such Bank or Swing Line Lender, as the case may be, provided, that, the
                                                            --------  ----
failure to give such notice shall not affect the validity of such setoff and application.

          (b) Each holder of a Note agrees that if it shall, through the exercise of a right of banker's lien, setoff, counterclaim or otherwise, obtain payment with respect to any Note which results in its receiving more than its pro rata share of the aggregate payments or reductions of all Notes (based on
--------
such holder's Exposure Percentage), it shall forthwith purchase from such other holders a participation in all of the Notes held by such other holders so that the amount of all unpaid Notes and participations therein held by all holders shall be pro rata (based on each holder's Exposure Percentage).
         --------

          (c) The Borrower expressly consents to the foregoing arrangements in Section lO.9(b) and agrees that any holder of a participation in a Note so acquired may exercise any and ail rights of banker's lien, setoff, counterclaim or otherwise with respect to any and all monies owing by such holder to the Borrower as fully as if such holder were a holder of a Note in the amount of such participation. If all or any portion of any such excess payment is thereafter recovered from the holder which received the same, the purchase provided for in Section lO.9(b) shall be rescinded to the extent of such recovery, without interest.

          (d) Each Bank and the Swing Line Lender agrees that if and to the extent that any amount received by the Agent, the Swing Line Lender or any Bank from the Borrower or any other obligor or from the Collateral is subsequently invalidated, declared to be fraudulent or preferential, set aside or judicially required to be repaid to a trustee, receiver or any other person under any applicable creditors' remedy proceeding, including without limitation any bankruptcy proceeding, the other Banks hereto shall purchase from the Bank or Swing Line Lender from which said amount is recovered an additional participation in such amount equal to such Bank's Exposure Percentage of that amount. The amount invalidated, declared to be fraudulent or preferential, set aside or judicially required to be repaid to a trustee, receiver or any other person under any applicable creditors' remedy proceeding shall be deemed to be an amount immediately due and owing from the Borrower.

     Section 10.10    Security.
                      --------

     As Security for the payment of any and all sums owing under the Notes and all other obligations (i) of the Borrower hereunder and the other Loan Documents and (ii) of BL under the Guaranty and Security Agreement and the other Loan Documents, each Credit Party shall execute and deliver to the Agent, the Banks and the Swing Line Lender, on the Effective Date, the Borrower Security Agreement, in the case of the Borrower and the Guaranty and Security Agreement in the case of BL, and grant to the Agent, on behalf of the Banks and the Swing Line Lender, a security interest in all of its interests in the Collateral and Underlying Collateral and cause to be properly filed in all pertinent jurisdictions the Borrower and Guarantor Financing Statements.

     Section 10.11    Jurisdiction; Service of Process.
                      --------------------------------

     Each Credit Party hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York, County of New York and of any Federal Court located in the Southern District of New York, and agrees that venue in each of such Courts is proper, in connection with any action or proceeding arising out of or relating to this Agreement, the other Loan Documents, or any document or instrument delivered pursuant to this Agreement or the other Loan Documents. In any such action or proceeding, each Credit Party waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Borrower at its address set forth in Section 10.4 hereof. Nothing herein shall affect the right of the Agent, the Swing Line Lender or any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against a Credit Party in any other jurisdiction.

     Section 10.12    Benefit of Agreement.
                      --------------------

     This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent, the Swing Line Lender and the Banks and their respective successors and assigns, and all subsequent holders of the Notes except that the obligation of the Banks to make

Revolving Credit Loans or Term Loans hereunder and the obligation of the Swing Line Lender to make any Swing Line Loan hereunder shall not inure to the benefit of any successors or assigns of the Borrower.

     Section 10.13    Counterparts.
                      ------------

     This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

     Section 10.14    Interest.
                      --------

          (a) Usury Limitation. It is the intention of the parties hereto to
              ----------------
conform strictly to the usury laws now in force in the appropriate controlling jurisdiction. Accordingly, if the transactions contemplated hereby would be usurious, under any controlling law, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or any other instrument or agreement entered into in connection therewith, it is agreed as follows: (i) the aggregate of all charges which constitute interest under the laws of the controlling jurisdiction that are contracted for, chargeable or receivable under this Agreement or under any of the other aforesaid instruments or agreements or otherwise in connection with the Notes ("Interest") shall under no circumstances exceed the maximum amount of interest permitted by law (the "Maximum Amount"), and any Interest in excess of the Maximum Amount shall be cancelled automatically and shall not be payable under this Agreement, the Notes or the aforesaid instruments or agreements and, if theretofore paid, shall be either refunded to the Borrower or credited ratably on the principal of the Notes; and
(ii) in the event that the maturity of the Notes is accelerated by reason of an election of the Required Banks resulting from any Event of Default under this Agreement or otherwise, or in the event of any voluntary or mandatory prepayment by the Borrower permitted or required by this Agreement, the Notes or any of the other aforesaid instruments or agreements, then Interest may never include more than the Maximum Amount, and excess Interest, if any, shall be cancelled automatically as of the date of such acceleration or prepayment, and if theretofore paid, shall be either refunded to the the Borrower or credited ratably on the principal of the Notes; provided, that, nothing contained in this
Section 10.14 shall be deemed to imply that the laws of any State other than the State of New York shall govern this Agreement or the Notes.

          (b) Recapture.  If, at any time, Interest would exceed the Maximum
              ---------
Amount but for the foregoing limitation, Interest shall remain at the Maximum Amount, notwithstanding any subsequent reduction of Interest, until the total amount of Interest equals the amount of Interest which would have accrued if Interest had not been limited to the Maximum Amount, but nothing in this paragraph shall affect or extend the maturity of any of the Notes. If, at maturity or final payment of any of the Notes, the total amount of Interest paid is less than the total amount of Interest which would have accrued had Interest not been limited to the Maximum Amount, the Borrower agrees, to the full extent permitted by law, to pay to the Agent for the ratable benefit of the Banks and the Swing Line Lender, as the case may be, an amount equal to the positive difference, if any, derived by subtracting (x) the amount of Interest which accrued on the Notes pursuant to the provisions of the foregoing two paragraphs from (y) the lesser of (i) the amount of Interest which would have accrued on such Notes if the Maximum Amount had at all times been in effect, and (ii) the amount of Interest which would have accrued if Interest on such Notes, not limited to the Maximum Amount, had at all times been in effect.

     Section 10.15    Attorneys' Fees.
                      ---------------

     As used in this Agreement, "attorneys' fees" shall include, without limitation, all reasonable fees of counsel (including, without limitation, those incurred on appeals) actually incurred arising from such services and all reasonably incurred expenses, costs, charges and other fees of such counsel, and all such fees shall constitute Indebtedness of the Borrower to the Agent, the Swing Line Lender and the Banks under this Agreement. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: paralegal fees, costs and expenses; accountants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; long distance telephone charges; air express and courier charges; telegram charges; secretarial overtime charges; and, expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services.

     Section 10.16    Severability.
                      ------------

     Any provision of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Agreement, and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

     Section 10.17    Confidentiality.
                      ---------------

     The Agent, the Swing Line Lender and each Bank are hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of any or all Credit Partys which may be furnished to it hereunder or otherwise, to any regulatory body or agency having jurisdiction over the Agent, the Swing Line Lender or such Bank or to any Person which shall, or shall have any right or obligation to, succeed to all or any part of the interest of the Agent, the Swing Line Lender or such Bank in, this Agreement, the other Loan Documents and any security herein or therein provided for or otherwise securing the Notes. Except as provided above, the Agent, the Swing Line Lender and the Banks agree that from the date hereof, they will not, without the prior written consent of any or all Credit Parties, submit or disclose to or file with any Person other than the Agent, the Swing Line Lender or a Bank or any of its or such Bank's Affiliates or a Person that may become a Bank, or such Person's Affiliates, any confidential or non-public information relating to any Credit Party, except where disclosure may be required by law or pursuant to valid legal process, or where such disclosure is to such Person's professionals regulators.

     Section 10.18    Loss, Theft, Etc. of Notes.
                      --------------------------

     Upon receipt by the Borrower of (i) an affidavit of an authorized officer of any Bank or the Swing Line Lender setting forth the fact of loss, theft or destruction of any Note and of its ownership of the Note at the time of such loss, theft or destruction or (ii) a mutilated Note, such affidavit or mutilated Note shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note without expense to the holder thereof, provided that such Bank, or the Swing Line Lender, as the case may be, agrees in writing to indemnify the Borrower from all expenses, claims and liabilities (including without limitation, reasonable attorneys' fees actually incurred) in the defense of any such claims resulting from the loss, theft, destruction or mutilation of the old Note and the execution and delivery of the new Note.


ARTICLE 11   AGENCY

     Each Credit Party, the Banks and the Swing Line Lender agree with the Agent as follows:

     Section 11.1    Appointment and Actions.
                     -----------------------

          (a) Each Bank and the Swing Line Lender hereby irrevocably designates and appoints Fleet Bank, National Association as the Agent of such Bank and the Swing Line Lender under the Loan Documents (including any additional documents referred to therein as "Loan Documents"), and each such Bank and the Swing Line Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions hereof and thereof and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms hereof and thereof together with such other powers as are reasonably incidental thereto. The Agent shall hold the security pledged under the

Borrower Security Agreement and the Guaranty and Security Agreement in accordance with the terms thereof. Notwithstanding any provision to the contrary in this Agreement or any of the other Loan Documents, the Agent shall not have any duties or responsibilities except those expressly set forth herein or therein, nor any fiduciary relationship with any Bank or the Swing Line Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Agent.

          (b) The Agent may execute any of its duties by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          (c) Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with any of the Loan Documents (except for its or such person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any Bank or the Swing Line Lender or Participant for any recitals, statements, representations or warranties made by any Credit Party contained herein or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with any of the Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Loan Documents or for any failure of any Credit Party to perform its obligations under any of the Loan Documents. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of any of the Loan Documents, or to inspect the properties, books or records of any Credit Party.

          (d) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to a Credit Party), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent.

          (e) The Agent shall be fully justified in failing or refusing to take any action under any of the Loan Documents unless it shall first receive such advice or concurrence of the Banks as it deems appropriate or as required by the specific terms of this

Agreement or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Loan Documents in accordance with a request of the Required Banks (or all Banks if specifically required by the terms of this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks, the Swing Line Lender and all future holders of the Notes and all Participants.

          (f) The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default or any default under any document, agreement or instrument delivered in connection therewith, unless the Agent shall have actual knowledge thereof or shall have received notice from any Bank or the Borrower, describing such event, act or condition, Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent has such actual knowledge or receives such a notice, the Agent shall give notice thereof to the Swing Line Lender and the Banks. The Agent shall take such action with respect to such event, act or condition or Default or Event of Default as shall be reasonably directed by the Required Banks (or all Banks if specifically required by the terms of this Agreement) in writing; provided, that, unless and until the Agent shall have received such directions,
--------  ----
the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event, act or condition, Default or Event of Default as it shall deem advisable in the best interests of the Banks and the Swing Line Lender.

          (g) Until such time as the Agent shall have been notified in writing duly executed on behalf of any Bank by an officer thereof duly authorized to take such action, that such Bank has sold all or a portion of the Revolving Credit Loans or the Term Loans made by, or Revolving Credit Commitment or Term Loan Commitment of, such Bank, the Agent may treat such Bank as the owner or holder of such Bank's share of the Revolving Credit Loans or Aggregate Revolving Credit Commitment, or of such Bank's Term Loan or Term Loan Commitment, as applicable, in accordance with the percentages thereof advanced by such Bank. The foregoing shall also apply to the Swing Line Lender with respect to the Swing Line Loans and the Swing Line Commitment.

          (h) At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Banks with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of this Article XI).

          (i) Each Bank expressly (i) consents to the Agent's, on behalf of such Bank, entering into the Borrower Security Agreement and Guaranty and Security Agreement, provided each such document is substantially similar to the form of the respective document attached as an Exhibit hereto; and (ii) agrees that to the extent either the Borrower Security Agreement or the Guaranty and Security Agreement expressly imposes any obligation on any Bank it shall comply with each such obligation.

     Section 11.2    Independent Credit Decisions.
                     ----------------------------

     Each Bank and the Swing Line Lender expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of any Credit Party shall be deemed to constitute any representation or warranty by the Agent to any Bank or the Swing Line Lender. Each Bank and the Swing Line Lender represents to the Agent that it has, independently and without reliance upon the Agent, or the Swing Line Lender, or the other Banks, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Credit Party and made its own decision to enter into this Agreement. Each Bank and the Swing Line Lender also represents that it will, independently and without reliance upon the Agent, the Swing Line Lender, or the other Banks, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Credit Party. Except for notices, reports and other documents expressly required to be furnished to the Banks and/or the Swing Line Lender by the Agent hereunder, the Agent shall have no duty or responsibility to provide any Bank or the Swing Line Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of any Credit Party which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates, provided that the Agent shall supply the Banks and the Swing Line Lender with a copy of any financial audit of the Credit Parties actually received by the Agent.

     Section 11.3    Indemnification of Agent.
                     ------------------------

     Each Bank jointly and severally agrees to indemnify Fleet in its capacity as Agent (to the extent not reimbursed by the Borrower), ratably according to its Percentage of the Aggregate Revolving Credit Commitment from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of any of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's bad faith, willful misconduct or gross negligence. The agreements in this subsection shall survive the payment of the Notes and the related obligations and the termination of the Revolving Credit Commitment, the Swing Line Commitment and the Term Loan Commitment.

     Section 11.4    Resignation and Succession.
                     --------------------------

     The Agent may resign as Agent upon ten days' written notice to the Banks, the Swing Line Lender and the Borrower, provided, however, that such resignation
                                        --------  -------
shall not become effective until a successor agent shall have accepted its appointment hereunder; and provided, further, that if no successor shall have so accepted within 30 days from the date of such notice, the Agent may apply to a court of competent jurisdiction for the appointment of a successor agent. If the Agent shall resign as Agent, then the Borrower (or the Required Banks, if the Borrower fails to do so) shall appoint a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. Any such successor agent selected by the Borrower shall require the prior written consent of the Required Banks, which consent shall not be unreasonably withheld. Any successor agent must be a bank or trust company incorporated and doing business within the United States of America having a combined capital and surplus of at least $250,000,000. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. In the event that the Agent becomes subject to the receivership of the Federal Deposit Insurance Corporation or any successor entity, such receiver commences the liquidation of the Agent, and Banks holding at least 10% of the sum of the Aggregate Revolving Credit Commitment plus the amount of all Term Loans then outstanding request the Agent to resign because of such receivership, the Agent's agency under this Agreement shall terminate.

ARTICLE 12   SALES AND TRANSFERS

     Section 12.1   Sales and Transfers.
                    -------------------

          (a) Subject to the provisions of this Section 12.1, any Bank may execute an assignment and acceptance, which assignment and acceptance shall be substantially in the form of Exhibit J hereto (herein individually called an
                             ---------
"Assignment" and collectively called the "Assignments"), whereby such Bank (herein individually called an "Assignor" and collectively called the "Assignors") shall assign, without recourse and without representation or warranty except as specifically set forth in said Assignment, to one or more banks or other entities (herein individually called an "Assignee" and collectively called the "Assignees") all or any part of the Assignor's rights and benefits, and delegate all or any part of the Assignor's obligations, under this Agreement, such Assignor's Revolving Credit and/or Term Loan Commitment, the Revolving Credit Loans and Term Loans and the Notes.

          (b) Any Assignment pursuant to this Section 12.1 shall (i) be in an aggregate principal amount of not less than $5,000,000; (ii) be of a constant, and not a varying percentage of the Assignor's rights and obligations under the Loan Documents; (iii) require the prior written consent of the Borrower, which consent shall not be unreasonably withheld (it being the understanding of the parties hereto that a refusal to consent to an Assignment to an entity which is a significant competitor of the Borrower shall not be considered unreasonable); provided, that, such consent shall not be required if a Default shall have occurred and then be continuing, or such Assignee is a subsidiary or affiliate of such Assignor, or such Assignee is a subsidiary or affiliate of another Bank, or such Assignee is another Bank; (iv) require the prior written consent of the Agent and the Swing Line Lender, which consent shall not be unreasonably withheld; provided, that, such consent shall not be required if such Assignee is another Bank; (v) be subject to the requirement that after giving effect to such Assignment, the Revolving Credit Commitment and Term Loan Commitment of such Assignor remaining is not less than $5,000,000 and (vi) be subject to the delivery to the Agent of an Assignment signed by the Assignor and the Assignee, along with an assignment fee in the sum of $3,500 for the account of the Agent.

          (c) Upon execution, delivery and acceptance of each Assignment and the satisfaction of the conditions set forth in subclauses (a) and (b) above, from and after the effective date specified therein, which effective date shall be at least five Business Days after the execution thereof, the Borrower, the Agent, and the Banks agree that, to the extent of any such Assignment,

          (i) the Assignee shall, in addition to any rights, benefits and obligations hereunder held by it immediately prior to such effective date, have the rights, benefits and obligations of a Bank under this Agreement, the Assignor's Revolving Credit and/or Term Loan Commitment, the Revolving Credit Loans, the Term Loans and the Notes as it would have if it were a Bank hereunder to the extent that the same have been assigned and delegated to it pursuant to such Assignment, and

          (ii) the Assignor shall, to the extent that rights, benefits and obligations hereunder have been assigned and delegated by it pursuant to such Assignment, relinquish its rights and benefits and be released from its obligations under this Agreement (and, in the case of an Assignment covering all or the remaining portion of the Assignor's rights, benefits and obligations under this Agreement, the Assignor shall cease to be a Bank hereunder), except that in all cases the Assignor shall remain entitled to the rights and benefits arising under Section 10.6, and shall remain liable with respect to any of its obligations arising under Article XI, with respect to any matters arising prior to the effective date of any such Assignment;

provided, that the Agent, the Borrower and each Bank shall be entitled to continue to deal solely and directly with the assigning Bank in connection with the interests so assigned and delegated to the Assignee until written notice of such Assignment, together with addresses and related information with respect to the Assignee, shall have been given to the Agent, the Borrower and each Bank by the assigning Bank and the Assignee.

          (c) Upon its receipt of an Assignment executed by the Assignor and an Assignee, together with the Note(s) subject to such Assignment, the Agent shall, if such Assignment has been completed and conforms to the requirements of this
Section 12.1, forward a photostatic copy thereof to the Borrower. Within 5 Business Days after its receipt of a photostatic copy of such Assignment, the Borrower shall execute and deliver to the Agent, to be exchanged for the applicable Note(s) delivered to the Agent by the Assignor, a new Note or new Notes payable to the order of the Assignee in an amount equal to and of the same type as the Note or Notes assumed by it pursuant to such Assignment and, if the Assignor has retained a Revolving Credit Commitment or a portion of the Term Loan hereunder, a new Revolving Credit Note or Term Note, as the case may be, payable to the order of the Assignor in an amount equal to the Revolving Credit Commitment or the amount of the Term Loan retained by it hereunder. Such new Note or Notes shall be of the same type as, and in aggregate principal amount equal to the aggregate principal amount of, such Note or Notes shall be dated the effective date of such Assignment, shall be payable to the order of the Assignee and, if applicable, the Assignor, shall otherwise be in substantially the form of such surrendered Note(s), and shall constitute Revolving Credit Note(s) or a Term Note under this Agreement, as the case may be. Such new Revolving Credit Note(s) or Term Note shall be in replacement and substitution for, and not in payment of, the Revolving Credit Note(s) or Term Note delivered to the Agent by the Assignor. The Agent shall deliver such new Revolving Credit Note(s) or Term Note to the payee or payees thereof and shall mark the Revolving Credit Note(s) or Term Note previously held by the Assignor as "replaced" and shall deliver the same to the Borrower.

          (d) Within five Business Days after each Assignment has been accepted by the Agent in accordance with the terms hereof, the Borrower and the Agent shall revise Exhibit A hereto to set forth (i) the Percentage or amount of the
             ---------
Term Loan of each Assignee and such Assignee's name and address and (ii) the Percentage or amount of the Term Loan, if any, retained by the Assignor, and the appropriate officer of each of the Borrower and the Agent shall initial each such revision.

          (e) The foregoing provisions shall be equally applicable to the Swing Line Lender, Swing Line Note and Swing Line Commitment with such changes necessary to conform the foregoing to the Swing Line Lender, Swing Line Note and Swing Line Commitment.

          (f) In addition to the participations provided for in this Agreement, including those set forth in Section 2.1(c) and Section 10.9, each Bank may grant participations in all or any part of its rights under the Loan Documents to one or more party that would be eligible to be an Assignee, provided that (i) such Bank's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties to this Agreement and the other Loan Documents for the performance of such obligations, (iii) the Borrower, the Agent, the Swing Line Bank and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, (iv) no sub-participations shall be permitted without the consent of the Borrower and the Agent (which consent shall not be unreasonably withheld), (v) neither the granting nor the offering of such participation would require that any additional loss, cost or expense be borne by the Borrower at any time or would require any registration or qualification under any applicable federal or state securities laws, and (vi) the voting rights of any holder of any participation shall be limited to the those matters requiring the consent of all Banks as set forth under Section 10.2.

          (g) No Bank shall, as between and among the Borrower, the Agent, the Swing Line Lender and such Bank, as the case may be, be relieved of any of its obligations under the Loan Documents as a result of any Assignment or the granting of any participation in all or any part of its rights under the Loan Documents.

          (h) Subject to Section 12.1(g), any Bank may at any time or from time to time assign all or any portion of its rights under the Loan Documents to a Federal Reserve Bank, provided that any such assignment shall not release such assignor from its obligations thereunder.

     Section 12.2    New Banks.
                     ---------

     Any financial institution approved by the Borrower, the Agent and the Required Banks may join this Agreement as an additional Bank (such Person being herein referred to as the "New Bank") and be entitled to all the rights and interests and obligated to perform all of the obligations and duties of a Bank with respect to a specified additional amount of Revolving Credit Commitment hereunder, provided, that (a) the Borrower shall, in its sole discretion, have
           --------  ----
given its prior written consent to the addition of the New Bank as a party to this Agreement, (b) the Agent, the Swing Line Lender and the Required Banks shall have given their prior written consent (which consent shall not be unreasonably withheld; provided, that, if the joinder of such New Bank would
                       --------  ----
result in an increase to the Aggregate Revolving Credit Commitment or the Term Loan Commitment; such joinder shall require the consent of each Bank and such consent shall be in the sole and absolute discretion of each Bank), (c) such New Bank and the Borrower shall have executed and delivered an instrument of adherence (the "Instrument of Adherence") in form and substance satisfactory to the Borrower and the Agent pursuant to which such New Bank shall agree to be bound as a Bank by the terms and conditions hereof and the other Loan Documents, and to make Revolving Credit Loans and a Term Loan to the Borrower in accordance with this Agreement, and which Instrument of Adherence shall specify the maximum amount of additional Revolving Credit Loans that such New Bank shall agree to be bound as a Bank by the terms and conditions hereof and the other Loan Documents, and to make Revolving Credit Loans and a Term Loan to the Borrower in accordance with this Agreement, and which Instrument of Adherence shall specify the maximum amount of additional Revolving Credit Loans that such New Bank agrees to provide hereunder (the "Additional Commitment Amount") and the New Bank's address for notices, (d) the Additional Commitment Amount provided by any New Bank must be at least $5,000,000, (e) such New Bank shall have received such opinions of counsel to the Borrower, such evidence of proper corporate organization, existence, authority and appropriate corporate proceedings with respect to the Borrower, and such other certificates, instruments, and documents, as it shall have requested in connection with such Instrument of Adherence, (f) such New Bank shall have paid to the Agent an administrative fee in the sum of $3,500 for the account of the Agent, and (g) such New Bank shall have confirmed to and agreed with the Agent, the Swing Line Lender and the Banks and the Borrower as follows:

          (i) the Agent, the Swing Line Lender and the Banks have made no representation or warranty and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, collectibility or value of this Agreement, the other Loan Documents, and Collateral, or any other Instrument or document furnished pursuant hereto;

          (ii) the Agent, the Swing Line Lender and the Banks have made no representation or warranty and shall have no responsibility with respect to the financial condition of any Credit Party and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of their obligations under this Agreement or any of the other Loan Documents, or the performance or observance by any Credit Party and its Subsidiaries or any other Person primarily or secondarily liable in respect of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (iii) such New Bank confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of the most recent financial statements referred to in Sections 4.18 and 6.1 hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Instrument of Adherence;

          (iv) such New Bank will, independently and without reliance upon the other Banks, the Swing Line Lender, or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

          (v) such New Bank appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (vi) such New Bank agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; and

          (vii) such New Bank represents and warrants that it is legally authorized to enter into such Instrument of Adherence.

     Upon any New Bank's execution of an Instrument of Adherence and the Borrower's, the Agent's, the Swing Line Lender's and the Required Banks' consent thereto, the Percentage of each Bank and the Aggregate Revolving Credit Commitment shall be adjusted appropriately. Promptly thereafter, the Borrower shall notify each of the Banks and the of the joinder hereunder of such New Bank, the resulting increase in the Aggregate Revolving Credit Commitment and each Bank's new Percentage and provide each of the

Banks and the Agent with a copy of the executed Instrument of Adherence and a copy of Exhibit A reflecting the necessary adjustments.
        ---------

     Upon the effective date of any Instrument of Adherence, the New Bank shall make all (if any) such payments to the other Banks as may be necessary to result in the Revolving Credit Loans made by such New Bank being equal to such New Bank's Percentage (as then in effect) of the aggregate principal amount of all Revolving Credit Loans outstanding to the Borrower as of such date. The Borrower hereby agrees that any New Bank so paying any such amount to the other Banks pursuant to this Section 12.2 shall be entitled to all the rights of a Bank hereunder and such payments to the other Banks shall constitute Revolving Credit Loans held by such New Bank hereunder and that such New Bank may, to the fullest extent permitted by law, exercise all of its right of payment (including the right of set-off) with respect to such amounts as fully as if such New Bank had initially advanced the Borrower the amount of such payments.

     THIS AGREEMENT CONTAINS A WAIVER OF TRIAL BY JURY.
SEE SECTION 10.7 HEREOF.

     IN WITNESS WHEREOF, the Borrower, the Agent, the Swing Line Lender and the Banks have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.


                           MEDALLION FINANCIAL CORP.


                               /s/ Allen S. Greene
                           By:________________________
                           Name:  Allen S. Greene
                           Title: Chief Operating Officer


                               /s/ Daniel F. Baker
                           By:___________________________
                           Name:  Daniel F. Baker
                           Title: Treasurer and Chief Financial Officer



                           FLEET BANK, NATIONAL ASSOCIATION, as Agent, as Swing Line Lender and as one of the Banks


                              /s/ Andrea H. Lee
                           By:_________________________
                            Title: Vice President
                            Payment Office:
                            1185 Avenue of the Americas
                            New York, New York 10036

                           BANKBOSTON, N.A.


                               /s/ Jeffrey Millman
                           By:______________________
                            Title:


                           THE BANK OF NEW YORK,


                               /s/ Scott Silverstein
                           By:_______________________
                            Title:


                           EUROPEAN AMERICAN BANK


                              /s/ Dennis J. Nochowitz
                           By:_______________________
                            Title: Vice President


                           ISRAEL DISCOUNT BANK OF NEW YORK


                              /s/ Robert Fanelli
                           By:_____________________
                            Title:

                               /s/ Maureen McKee
                           By:_____________________
                            Title:

                                                                       EXHIBIT A

                                 July 31, 1998


                                    Revolving Credit
Name and Address of Bank            Facility Available       Percentage
-----------------------------------------------------------------------

Fleet Bank, N.A.
1185 Avenue of the Americas
New York, New York 10036            $20,000,000               20/57.5

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts 02110         $15,000,000               15/57.5

The Bank of New York
530 Fifth Avenue
New York, NY 10036                  $10,000,000               10/57.5

European American Bank
335 Madison Avenue
New York, New York 10017            $ 7,500,000              7.5/57.5

Israel Discount Bank
of New York
511 Fifth Avenue
New York, New York 10022            $ 5,000,000                5/57.5

TOTAL FACILITIES                    $57,500,000
                                    ===========

                                                                       Exhibit B

                             REVOLVING CREDIT NOTE


$_________                                               No. __
                                                         July 31, 1998


          FOR VALUE RECEIVED, the undersigned, MEDALLION FINANCIAL CORP., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay on the date of Maturity, as defined in the Loan Agreement (hereinafter referred to) or on such earlier date as may be required under the Loan Agreement, to the order of ____________ (the "Bank") at the Agent Payment Office (as defined in the Loan Agreement), in lawful money of the United States of America and in immediately available funds, an amount equal to the lesser of (a) ____________ DOLLARS ($__________) and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Borrower pursuant to the Loan Agreement, dated as of July 31, 1998, as amended, among the Borrower, the banks that from time to time are signatories thereto, the Swing Line Lender and Fleet Bank, National Association, as Arranger and Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement"). The Borrower further promises to pay interest (computed on the basis of a 360-day year for the actual number of days elapsed) in like money on the unpaid principal balance of this Note from time to time outstanding at such rates and times as provided in the Loan Agreement.

          All Revolving Credit Loans made by the Bank pursuant to the Loan Agreement and all payments of the principal thereof shall be endorsed by the holder of this Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided,
-----------                                                          --------
however, that the failure of the holder of this Note to insert any date or
-------
amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay any Revolving Credit Loans in accordance with the terms of the Loan Agreement.

          On and after the stated or any accelerated maturity hereof, and until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(h) and 9.1(i) of the Loan Agreement), (a) the outstanding principal amount of this Note which at such time is a Prime Rate Loan (including, to the extent permitted by law, unpaid interest thereon) shall bear interest at an annual rate equal to the sum of 2% plus the rate of interest then applicable to such Prime Rate Loan then in effect and (b) the outstanding principal amount of this Note which is a LIBO Rate Loan (including, to the extent permitted by law, unpaid interest thereon) shall bear interest at an annual rate equal to the sum of 2% plus the rate of interest then applicable to such LIBO Rate Loan then in effect, in each case payable on demand, but in no event shall such rate of interest (the "Default Rate") be in excess of the maximum rate of interest permitted under applicable law. The Default Rate shall be computed on the basis of a 360-day year for the actual number of days elapsed. If the Default Rate is to be based on the Prime Rate, the Prime Rate to be charged shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted. At the end of the applicable Interest Period for a LIBO Rate Loan on which the Default Rate is being charged, such LIBO Rate Loan shall be automatically converted to a Prime Rate Loan, and the Default Rate to be charged in respect of such Loan shall be computed based on the Prime Rate.

          This Note is one of the Revolving Credit Notes referred to in the Loan Agreement, is secured as provided therein, is entitled to the benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. The Borrower shall make when due any and all payments and prepayments on this Revolving Credit Note required under the Loan Agreement. Reference is herein made to the Loan Agreement for the rights of the holder to accelerate the unpaid balance hereof prior to maturity.

          Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

          Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Loan Agreement.

          This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the party to be charged.

          IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS REVOLVING CREDIT NOTE, THE BORROWER WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS AND CROSS-CLAIMS AGAINST THE BANK (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION) AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS REVOLVING CREDIT NOTE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF BORROWER AND INURE TO THE BENEFIT OF THE BANKS AND ITS SUCCESSORS AND ASSIGNS. If any term or provision of this Revolving Credit Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

          IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the date first above written.



                              MEDALLION FINANCIAL CORP.
                              a Delaware Corporation


                              By:______________________________
                                 Allen S. Greene
                                 Chief Operating Officer


                              By:______________________________
                                 Daniel F. Baker
                                 Treasurer & Chief Financial Officer

                                                                       EXHIBIT C

                                   TERM NOTE
                                   ---------

$_______________                                      No._________
                                                     [Date]

          FOR VALUE RECEIVED, the undersigned, MEDALLION FINANCIAL CORP., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay on , or on such earlier date as may be required under the Loan Agreement (hereinafter referred to), to the order of ____________________ (the "Bank") at the Agent Payment Office (as defined in the Loan Agreement), in lawful money of the United States of America and in immediately available funds, an amount equal to the lesser of (a) _____________________ MILLION DOLLARS ($________________)
and (b) the aggregate unpaid principal amount of the Term Loan made by the Bank to the Borrower pursuant to the Loan Agreement, dated as of July 31, 1998, among the Borrower, the banks that from time to time are signatories thereto, Fleet Bank, National Association as Arranger, Swing Line Lender and as Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement"). The Borrower further promises to pay interest (computed on the basis of a 360-day year for the actual number of days elapsed) in like money on the unpaid principal balance of this Note from time to time outstanding at such rates and times as provided in the Loan Agreement.

          All payments of the principal on the Term Loan represented by this Note ("Principal Payments') shall be made at such times as provided in the Loan Agreement. All Principal Payments shall be endorsed by the holder of this Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie evidence
                                                          ----- ------
of the accuracy of the information so endorsed; provided, however, that the
                                                --------  --------
failure of the holder of this Note to insert any date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay the Term Loan in accordance with the terms of the Loan Agreement.

          Amounts repaid on this Term Note cannot be reborrowed.

          On and after the stated or any accelerated maturity hereof, and until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(h) and 9.1(i) of the Loan Agreement), (a) the outstanding principal amount of this Note which at such time is a Prime Rate Loan (including, to the extent permitted by law, unpaid interest thereon) shall bear interest at an annual rate equal to the sum of 2% plus the rate of interest then applicable to such Prime Rate Loan then in effect and (b) the outstanding principal amount of this Note which is a LIBO Rate Loan (including, to the extent permitted by law, unpaid interest thereon) shall bear interest at an annual rate equal to the sum of 2% plus the rate of interest then applicable to such LIBO Rate Loan then in effect, in each case payable on demand, but in no event shall such rate of interest (the "Default

Rate") be in excess of the maximum rate of interest permitted under applicable law. The Default Rate shall be computed on the basis of a 360-day year for the actual number of days elapsed. If the Default Rate is to be based on the Prime Rate, the Prime Rate to be charged shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted. At the end of the applicable Interest Period for a LIBO Rate Loan on which the Default Rate is being charged, such LIBO Rate Loan shall be automatically converted to a Prime Rate Loan, and the Default Rate to be charged in respect of such Loan shall be computed based on the Prime Rate.

          This Note is one of the Term Notes referred to in the Loan Agreement, is secured as provided therein, is entitled to the benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. The Borrower shall make when due any and all payments and prepayments on this Term Note required under the Loan Agreement. Reference is herein made to the Loan Agreement for the rights of the holder to accelerate the unpaid balance hereof prior to maturity.

          Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

          Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Loan Agreement.

          This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the party to be charged.

          IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS TERM LOAN NOTE, THE BORROWER WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS AND CROSS-CLAIMS AGAINST THE BANK (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION) AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK COUNTY OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS TERM NOTE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, AND SHALL BE BINDING UPON THE SUCCESSORS AND

ASSIGNS OF BORROWER AND INURE TO THE BENEFIT OF THE BANKS AND ITS SUCCESSORS AND ASSIGNS. If any term or provision of this Term Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

          IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the date first above written.


                              MEDALLION FINANCIAL CORP.,
                              a Delaware corporation


                              By:______________________________
                                Name:
                                Title:


                              By:______________________________
                                Name:
                                Title:

                                                                       Exhibit D

                                SWING LINE NOTE


$5,000,000.00                                 No. SL
                                              July 31, 1998


          FOR VALUE RECEIVED, the undersigned, MEDALLION FINANCIAL CORP., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay on the date of Swing Line Maturity Date, as defined in the Loan Agreement (hereinafter referred to) or on such earlier date as may be required under the Loan Agreement, to the order of FLEET BANK, NATIONAL ASSOCIATION (the "Bank") at the Agent Payment Office (as defined in the Loan Agreement), in lawful money of the United States of America and in immediately available funds, an amount equal to the lesser of (a) FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) and (b) the aggregate unpaid principal amount of all Swing Line Loans made by the Bank to the Borrower pursuant to the Loan Agreement, dated as of July 31, 1998, as amended, among the Borrower, the banks that from time to time are signatories thereto, the Swing Line Lender and Fleet Bank, National Association as Arranger and Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement"). The Borrower further promises to pay interest (computed on the basis of a 360-day year for the actual number of days elapsed) in like money on the unpaid principal balance of this Note from time to time outstanding at such rates and times as provided in the Loan Agreement.

          All Swing Line Loans made by the Bank pursuant to the Loan Agreement and all payments of the principal thereof shall be endorsed by the holder of this Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie
                                                                     -----------
evidence of the accuracy of the information so endorsed; provided, however, that
                                                         --------  -------
the failure of the holder of this Note to insert any date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay any Swing Line Loans in accordance with the terms of the Loan Agreement.

          On and after the stated or any accelerated maturity hereof, and until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(h) and 9.1(i) of the Loan Agreement), the outstanding principal amount of this Note (including, to the extent permitted by law, unpaid interest thereon) shall bear interest (the "Default Rate") at an annual rate equal to the sum of 2% plus the Negotiated Rate applicable to such Swing Line Loan then in effect. At the end of the applicable Swing Line Interest Period for a Negotiated Rate Loan on which the Default Rate is being charged, such Negotiated Rate Loan shall be automatically converted to a Prime Rate Loan, and the Default Rate to be charged in respect of such Loan shall be at an annual rate equal to the sum of 2% plus the Prime Rate then in effect and the Prime Rate to be charged shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted. In each case, interest at the Default Rate shall be payable on demand, but in no event shall such rate of interest be in excess of the maximum rate of interest permitted under applicable law. The Default Rate shall be computed on the basis of a 360-day year for the actual number of days elapsed.

          This Note is the Swing Line Note referred to in the Loan Agreement, is secured as provided therein, is entitled to the benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. The Borrower shall make when due any and all payments and prepayments on this Swing Line Note required under the Loan Agreement. Reference is herein made to the Loan Agreement for the rights of the holder to accelerate the unpaid balance hereof prior to maturity.

          Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

          Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Loan Agreement.

          This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the party to be charged.

          IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS SWING LINE NOTE, THE BORROWER WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS AND CROSS-CLAIMS AGAINST THE BANK (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION) AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SWING LINE NOTE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF BORROWER AND INURE TO THE BENEFIT OF THE BANKS AND ITS SUCCESSORS AND ASSIGNS. If any term or provision of this Swing Line Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

          IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the date first above written.


                              MEDALLION FINANCIAL CORP.,
                              a Delaware Corporation


                              By:____________________________
                                Allen S. Greene
                                Chief Operating Officer


                              By:____________________________
                                Daniel F. Baker
                                Treasurer & Chief Financial Officer

                                                                       EXHIBIT E


                              FORM OF LOAN REQUEST
                              --------------------



                                          _________, 199


Fleet Bank, N.A., as Agent for
 the Banks referred to below
1185 Avenue of the Americas
New York, New York 10036
Attention: _______________

     Re: Loan Agreement, dated as of July 31, 1998 by and among Medallion Financial Corp. (the "Borrower") the banks that from time to time are signatories thereto, Fleet Bank N.A. as Swing Line Lender, Arranger and Agent (the "Loan Agreement")
          --------------------------------

Dear Sir or Madam:

          Reference is made to the Loan Agreement (capitalized terms used but not defined herein having the meaning ascribed thereto in the Loan Agreement).

                                  I. Advances
                                  -----------

[In the case all or a portion of a Revolving Credit borrowing is made as a Prime Rate Loan.]

          Please advance $___________ as a Prime Rate Loan effective on ____________, 19__ . [Note: loan request must be received by no later than 1:00 p.m.,. New York City time, on the Business Day prior to this day in order for the loan to be advanced on the day requested.]

[In the case all or a portion of a Revolving Credit borrowing is made as a LIBO Rate Loan.]

          Please advance $________________ as a LIBO Rate Loan effective on _______________, l9__ (which is not less than three Banking Days from the date hereof). The interest Period for such LIBO Rate Loan will commence on and include the date of advance and will end, subject to the limitations applicable to Interest Periods contained in the definition of Interest Period in the Loan Agreement, on the numerically corresponding date that is [one] [two] [three] [four] [five] [six] months thereafter.

[In the case all or a portion of a borrowing is made as a Swing Line Loan.]

          Please advance $___________ as a Swing Line Loan effective on ____________, 19__ . [Note: loan request must be received by no later than 1:00 p.m.,. New York City time in order for the loan to be advanced on the same day as the request.] The Swing Line Interest Period for such Swing Line Loan will commence on and include the date of advance and will end on the numerically corresponding date that is [one] [two] [three] [four] or [five] days thereafter.


                                II. Conversions
                                ---------------

[In the case of the conversion of all [or a portion] of a Prime Rate Loan into a LIBO Rate Loan.]

          Please convert $_____________, which amount represents the entire outstanding principal amount] of the Prime Rate Loan or Loans of the undersigned, into a LIB0 Rate Loan effective on ____________19___ (which is not less than three Banking Days from the date hereof). The Interest Period for such LIBO Rate Loan will commence on and include the date of such conversion and will end, subject to the limitations applicable to Interest Periods contained in the definition of Interest Period in the Loan Agreement, on the numerically corresponding date that is [one] [two] [three] [four] [five] [six] months thereafter. [Note: Term Loans that are LIBO Rate Loans may only have an Interest Period of one month.]

          [Please continue $_______________ (the balance) of such Prime Rate Loan or Loans not so converted as a Prime Rate Loan.]

[In the case of the conversion of all [or a portion] of a LIBO
Rate Loan into a Prime Rate Loan.]

          Please convert $____________, [which amount represents the entire outstanding principal amount] of the LIBO Rate Loan or Loans of the undersigned, the Interest Period with respect to which ends on ____________ (the "Conversion Date"), into a Prime Rate Loan effective on the Conversion Date (which is not less than three Banking Days from the date hereof).

          $__________ of the proceeds of the advance described above will be used directly or indirectly by Business Lenders, LLC.


                               III. Continuations
                               -----------------

[In the case of the continuation of all [or a portion] of a LIBO Rate Loan.]

          Please continue $_____________, [which amount represents the entire outstanding principal amount] of the LIBO Rate Loan or Loans of the undersigned, the Interest Period with respect to which ends on _______________ (which is not less than three Banking Days from the date hereof), as a LIBO Rate Loan with an Interest Period commencing on and including such date and ending, subject to the limitations applicable to Interest Periods contained in the definition of Interest Period in the Loan Agreement, on the numerically corresponding date that is [one] [two] [three] [four] [five] [six] months thereafter. [Note: Term Loans that are LIBO Rate Loans may only have an Interest Period of one month].

     The Borrower hereby represents and warrants to the Bank that:

          (a) Each and every of the representations and warranties set forth in the Loan Agreement is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

          (b) No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist under the Loan Agreement.

          (c) Each request for a loan as provided above, after taking into account the loan(s) requested, are within the MFC Borrowing Base and BL Borrowing Base limitations set forth in the Loan Agreement.


                              MEDALLION FINANCIAL CORP.
                              a Delaware Corporation


                              By:______________________________




                              By:______________________________




                              BUSINESS LENDERS, LLC,
                              as confirmation of receipt of funds
                              as provided above


                              By:________________________________
                                 Name:
                                 Title:


                              By:________________________________
                                 Name:
                                 Title:

                                                                       Exhibit F

                               SECURITY AGREEMENT

                                    between

                      MEDALLION FINANCIAL CORP., as debtor

                                      and

                           FLEET BANK, N.A., as Agent
                               and secured party,

                               for the benefit of

                  THE BANKS AND SWING LINE LENDER SIGNATORY TO
                THE  LOAN AGREEMENT, DATED AS OF JULY 31, 1998,
                        AMONG MEDALLION FINANCIAL CORP.,
               THE BANKS SIGNATORY THERETO, THE SWING LINE LENDER
                   AND FLEET BANK, N.A. AS ARRANGER AND AGENT



                         ______________________________

                           dated as of  July 31, 1998
                         ______________________________

                               SECURITY AGREEMENT


     This SECURITY AGREEMENT, dated as of July 31, 1998, is between MEDALLION FINANCIAL CORP., a Delaware corporation ("Borrower"), and FLEET BANK, N.A., a
                                          --------
national banking association, as agent (the "Agent") for the banks that from
                                             -----
time to time are signatories to the Loan Agreement (hereinafter defined) (collectively, the "Banks" and individually, a "Bank;" which term as used in
                    -----                       ----
this Security Agreement shall be deemed to include the Swing Line Lender set forth in such Loan Agreement, unless the context clearly indicates otherwise).

                                    RECITALS

     WHEREAS, the Agent and the Banks have entered into a Loan Agreement, dated as of even date herewith, (as the same may be amended or supplemented from time to time, the "Loan Agreement"), with Borrower providing for revolving credit
              --------------
loans (including the Initial Revolving Credit Loan) (the "Revolving Credit
                                                          ----------------
Loans;" which term as used in this Security Agreement shall be deemed to include the Swing Line Loans (as defined in the Loan Agreement) unless the context clearly indicates otherwise) and term loans (the "Term Loans") not to exceed the
                                                  ----------
amounts provided in the Loan Agreement.

     WHEREAS, a condition precedent to the obligation of the Banks to make the Revolving Credit Loans or Term Loans under the Loan Agreement is that Borrower grant to the Agent perfected, security interests in all of the Collateral to secure the payment and performance of all of the obligations of Borrower owing to the Agent and the Banks pursuant to the Loan Agreement and other documents.

     WHEREAS, in partial satisfaction of Borrower's obligation under Sections
5.1 and 5.2 of the Loan Agreement and otherwise as an inducement necessary to the Banks' making the Revolving Credit Loans or Term Loans to Borrower, Borrower agrees to grant to the Agent a security interest in the Collateral pursuant to the terms set forth herein.

          NOW, THEREFORE, in consideration of the willingness of the Agent and the Banks to enter into the Loan Agreement and to agree, subject to the terms and conditions thereof, to make the Revolving Credit Loans or Term Loans to Borrower pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Agent hereby covenant and agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1. DEFINED TERMS. Capitalized terms defined in the foregoing caption and recitals shall have the respective meanings ascribed thereto. Capitalized terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to those terms in the Loan Agreement. In addition, as used herein, the following terms shall have the following meanings:

     "Accounts" shall have the meaning assigned to it in Section 106 of the UCC.
      --------

     "Books and Records" shall mean books, records, computer files and other
      -----------------
Information relating to any of the Collateral.

     "Chattel Paper" shall have the meaning assigned to it in Section 9-
      -------------
105(1)(b) of the UCC.

     "Collateral" shall mean all the following property now owned or at any time
      ----------
hereafter acquired by Borrower or in which Borrower now has or at any time in the future may acquire any right, title or interest:

          (a)  all Loans;

          (b) all property and rights, including, but not limited to, Underlying Collateral, which now or hereafter secure Loans;

          (c)  all Books and Records;

          (d)  all amounts deposited in any Collateral Account;

          (e)  all Contracts;

          (f) all rights and remedies of Borrower with respect to, or in connection with, any contract, security interest, guaranty or other document, instrument or agreement relating to or affecting any Loans or any Underlying Collateral;

          (g)  all General Intangibles;

          (h)  all Instruments;

          (i)  all Chattel Paper;

          (j)  all Equipment;

          (k)  all Inventory;

          (1)  all Investments;

          (m)  all Investment Property;

          (n)  all Accounts

          (o)  all Intercompany Demand Notes;

          (p)  all Intercompany Demand Loan Documents;
          (q) all of the Borrower's right, title and interest in, under and to the Multi-Party Agreement;

          (r)  all Receivables;

          (s) all property and rights, including, but not limited to, items described in clauses (b) through (r) hereof, repossessed, or otherwise acquired in connection with any Loans or the exercise by Borrower of any rights of a secured party under or with respect to any of the Loans or this Agreement or arising out of the sale or disposition of any Loans, any other Collateral, or in connection with the sale of any repossessed property;

          (t) all parts, accessions, accessories, goods, appurtenant or related to any of the foregoing, replacement parts, trade names, closes in action, now or hereafter affixed thereto, arising therefrom, used in connection therewith, or related to the use, possession or operation thereof;

          (u)  all cash and Short-Term Investments; and

          (v) to the extent not otherwise included, all Proceeds, products, substitutions and replacements of any and all of the foregoing.

     "Collateral Account" shall mean that account of Borrower maintained with
      ------------------
the Agent and containing such reasonable terms as shall be agreed to by the Agent.

     "Contracts" shall mean all contracts and agreements, including, but not
      ---------
limited to, loan agreements, security agreements, guaranties, intercreditor agreements, office leases, lease agreements for mobile goods (as defined in the UCC) (whether or not covered by a certificate of title), indemnity agreements, license agreements, rental agreements and all other contracts and agreements of every kind and nature whatsoever.

     "Depository Accounts" shall mean accounts of Borrower containing any
      -------------------
deposits or other sums credited to Borrower, whether in regular or special depository accounts or otherwise.

     "Equipment" shall mean all machinery, equipment, fixtures, vehicles, office
      ---------
equipment, furniture, furnishings, inventories, supplies, computer equipment and all other equipment whatsoever, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the UCC and all products, profits, rents and proceeds of any of the foregoing; all whether now owned or hereafter created or acquired.

     "General Intangibles" shall have the meaning assigned to it in Section 9-
      -------------------
106 of the UCC and shall include, but not be limited to, all interests in and to Permits and Licenses, Medallion Rights, patents, trademarks, tradenames, copyrights, trade secrets, licenses and know-how.

     "Information" shall mean books, records, delivery receipts, copies of
      -----------
checks and stubs, security documents, division of interest files, bank reconciliation statements, remittances, revenue accounting records, invoices, leases, licenses, authorizations for expenditures, contracts and such other documents, information and data as any Bank may request pursuant to the Loan Agreement.

     "Instruments" shall have the meaning assigned to it in Section 9-105(1)(i)
      -----------
of the UCC.

     "Inventory" shall mean all inventory, goods, raw materials, components and
      ---------
other personal property, wherever located, including, but not limited to, all inventory as defined in Section 9-109(4) of the UCC.

     "Investment" in any Person shall mean any loan, advance, or extension of
      ----------
credit to or for the account of; any guaranty, endorsement or other direct or indirect contingent liability in connection with the obligations, Capital Stock or dividends of; any ownership, purchase or acquisition of any assets, business, Capital Stock, obligations or securities of; or any other interest in or capital contribution to; such Person.

     "Investment Property" shall have the meaning assigned to it in Section 9-
      -------------------
115 of the UCC.

     "Laws" shall have the meaning set forth in Section 2.2 hereof.
      ----

     "Loan" shall mean any loan, advance or extension of credit made in the
      ----
ordinary course of business by Borrower to or for the account of any client or customer of Borrower. Any loan, advance or extension of credit made at a different point in time shall be deemed to be a separate and distinct Loan.

     "Loan Documents" shall mean and collectively refer to the Loan Documents
      --------------
(as defined in the Loan Agreement) and all other agreements, instruments and documents, including, without limitation, notes, guaranties, mortgages, deeds to secure debt, deeds of trust, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust account agreements and all other written matters whether heretofore, now or hereafter executed by or on behalf of Borrower and/or delivered to the Agent or the Banks, with respect to this Agreement, or the transactions contemplated by this Agreement.

     "Medallion" shall mean the plate which displays the license number of a
      ---------
licensed Taxicab on the outside of the vehicle and which is issued by the New York City Taxi and Limousine Commission or by any other Governmental Authority for a jurisdiction other than New York City with the authority to issue licenses for the operation of Taxicabs.

     "Medallion Riqhts" shall mean (a) all license, operating and/or
      ----------------
subscription rights to Taxicab Medallion(s), and all license, operating and/or subscription rights evidenced by such Medallion(s) and (b) all renewals thereof.

     "Obligations" shall mean any and all present and future indebtedness and
      -----------
all performance obligations which may at any time be owing by Borrower to the Agent or any Bank, however arising, under the Loan Agreement, this Agreement or any other Loan Document between the Agent and/or any Bank and Borrower in connection with any of the foregoing or in connection with any Loan Document, whether now in existence or incurred hereafter, whether incurred directly or incurred by others and assumed by Borrower, whether secured by mortgage, pledge, or lien upon or security interest in any property of Borrower, or any other Person, whether such indebtedness or other obligation is absolute or contingent, joint or several, matured or unmatured, direct or indirect, and whether the Borrower is liable for such indebtedness or other obligation as principal, surety, endorser, guarantor, or otherwise. Without limiting the generality of the foregoing, the Obligations shall include the liability of Borrower to any Bank for all balances owing to any Bank in any account maintained on such Bank's books under the Loan Agreement or under any other agreement or arrangement now or hereafter entered into between Borrower and the Agent or any Bank in connection therewith, and, in connection with this Agreement or the Loan Agreement, (i) indebtedness owing by Borrower to the Agent or any Bank, (ii) the liability of Borrower to the Agent or any Bank as maker or endorser of any promissory note or other instrument for the payment of money, and (iii) the liability of Borrower to the Agent or any Bank under any instrument of guaranty or indemnity, or arising under any guarantee, endorsement, or undertaking which the Agent or any Bank may make or issue to others for the account of Borrower, including without limitation, any accommodation extended to Borrower with respect to letters of credit, acceptance of drafts, or endorsement of notes or other instruments by the Agent or such Bank for the account and benefit of Borrower. The Obligations shall also include interest, premium (if any), commissions, financing and service charges, and expenses and fees, including but not limited to the costs and expenses of collection of the Obligations (including the fees and disbursements of accountants), the costs and expenses of the Agent and the costs and expenses of filing, perfecting, preserving, retaking, holding, and preparing any of the Collateral for sale chargeable to Borrower and due from Borrower under this Agreement, the Loan Agreement or under any other agreement or arrangement which may be now or hereafter entered into between Borrower and the Agent or the Banks.

     "Other Agreements" shall mean collectively any of the Loan Documents other
      ----------------
than this Agreement.

     "Percentage of the Obligations" shall mean with respect to the Agent or any
      -----------------------------
Bank the percentage which is equal to the product of (x) 100 times (y) a fraction, the numerator of which is the total amount of Obligations owing to the Agent or such Bank, as the case may be, at the time of computation and the denominator of which is the total amount of the Obligations as of such time.

     "Permits and Licenses" shall mean (a) all applicable authorizations,
      --------------------
consents, certificates, licenses, rights of way permits, approvals, waivers, exemptions, encroachment agreements, variances, franchises, permissions, and permits of any Governmental Authority and all documents and applications filed in connection therewith, and (b) all renewals thereof.

     "Permitted Liens" shall mean the Liens permitted pursuant to Section 8.1 of
      ---------------
the Loan Agreement.

     "Proceeds" shall have the meaning assigned to it in Section 9-306(1) of the
      --------
UCC and shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty existing from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Real Property" shall mean real property of a Person or an ultimate
      -------------
beneficial owner of such Person or machinery or Equipment of such Person or beneficial owner forming a part of, or affixed to, such real property.

     "Receivables" shall mean, with respect to any Person, all present and
      -----------
future rights to payment for goods sold or leased or for services rendered by such Person whether or not evidenced by an instrument or chattel paper.

     "Taxicab" shall mean a motor vehicle carrying passengers for hire, duly
      -------
licensed as a taxicab by the Taxi and Limousine Commission, or any other Governmental Authority for a jurisdiction other than New York City, and permitted to accept hails from passengers in the street.

     "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial
      ---
Code as then in effect in that jurisdiction.

     "Underlying Collateral" shall mean all of Borrower's rights with respect
      ---------------------
to, or interest in, any and all present and future Medallion Rights, Equipment, Real Property, machinery, Inventory, Receivables, Accounts, future accounts, accounts receivable, contracts, contract rights, general intangibles, books, desks, notes, bills, drafts, acceptances, chases in action, chattel paper, instruments, documents and other forms of obligations, and property, real, personal or mixed, tangible or intangible, at any time owing to or owned by any Person to whom Borrower has made a Loan, or any guarantor of such Person.

     SECTION 1.2. ACCOUNTING TERMS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP.

     SECTION 1.3. RULES OF CONSTRUCTION. (a) Words of the masculine gender shall mean and include correlative words of the female and neuter genders, and words importing the singular number shall mean and include the plural number and vice versa.

     (b) The terms "hereby", "hereto", "hereof", "herein", and "hereunder" and
                    ------    ------    ------    ------        ---------
any similar words refer to this Agreement as a whole and not to any particular provisions of this Agreement. The term "hereafter" shall mean after, and the
                                        ---------
term "heretofore" shall mean before, the date of this Agreement, and "Article",
      ----------                                                      -------
"Section", "Schedule", "Exhibit" and like references are to this Agreement
 -------    --------    -------
unless otherwise specified.

     (c) Any defined term that relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof.

     (d) References in this Agreement to particular sections of the UCC or to any other legislation shall be deemed to refer also to any successor sections thereto or other redesignations for codification purposes. Unless otherwise indicated, references in this Agreement to the UCC shall mean the UCC as in effect in the State of New York.

     (e) All terms used in this Agreement that are not capitalized shall have the meanings provided by the UCC as in effect in the State of New York to the extent the same are used or defined therein.

                                   ARTICLE II
                         CREATION OF SECURITY INTEREST

     SECTION 2.1. GRANT OF SECURITY INTEREST TO AGENT. To induce the Banks to make the Revolving Credit Loans or Term Loans to Borrower and, as security for any and all Obligations of Borrower, Borrower hereby grants to the Agent for the ratable benefit of the Agent and the Banks a continuing lien on and security interest in the Collateral, which shall be a first priority lien and, in furtherance of such grant, Borrower hereby assigns for security all of the Collateral to the Agent for the ratable benefit of the Agent and the Banks.

     SECTION 2.2. PERFECTION. At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing law, regulation, guideline, treaty or directive or condition or interpretation thereof, including without limitation, any request, guideline or policy, whether or not having the force of law (collectively, "Laws"), or the proposal
                                                       ----
by any Governmental Authority, of a new Law, which, in the Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, Borrower shall execute and deliver to the Agent, at the Agent's request, all assignments, certificates of title, conveyances, assignment statements, financing statements, renewal financing statements, security agreements, affidavits, mortgages, mortgage assignments, trust deeds, notices and all other agreements, instruments and documents that the Agent reasonably may request, in form satisfactory to the Agent, and shall take any and all other steps reasonably requested by the Agent, in order to perfect and maintain the security interests and liens granted herein, and to consummate fully all of the transactions contemplated under this Agreement and any Other Agreements.

     SECTION 2.3. RECORDING, REGISTERING, FILING, ETC. At any time or times after (i) a Default or an Event of Default has occurred, (ii) any change in any existing Law or the proposal by any Governmental Authority of a new Law which, in the Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein or (iii) the Agent reasonably deems necessary, Borrower will perform, or will cause to be performed, each of the following:

     (a) Record, register and file such notices, certificates of title, financing statements, mortgage assignments, trust deeds and other documents or instruments as may, from time to time, be requested by the Agent to carry out fully the intent of this Agreement, with such administrations or governmental agencies as may be necessary or advisable in order to perfect, establish, confirm, and maintain the security interests and liens created hereunder, as legal, valid, and binding security interests and liens upon the Collateral;

     (b) Furnish to the Agent evidence of every such recording, registering and filing; and

     (c) Execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments or acts as the Agent reasonably determines are necessary or desirable to fully carry out the intent and purpose of this Agreement or to subject the Collateral to the security interest and lien created hereunder, including, without limitation, defending the title of Borrower to the Collateral by means of negotiation with and, if necessary, appropriate legal proceedings against, each party claiming an interest therein contrary or adverse to Borrower's title to same.

     SECTION 2.4. DELIVERY OF DOCUMENTS. (a) As promptly as practicable after the date hereof (but in no event later than 10 Business Days after the date hereof), Borrower shall deliver to the Agent all instruments evidencing all Loans (collectively, the "Collateral Notes") of Borrower then outstanding and if
                          ----------------
such Loan is secured by Real Property, a Mortgage Assignment with respect to each such Loan. In addition, each time Borrower shall make a new Loan, Borrower shall immediately deliver to the Agent the Collateral Note evidencing such Loan and if such Loan is secured by Real Property, a Mortgage Assignment with respect to each Loan. The Agent shall keep all Collateral Notes and Mortgage Assignments at its principal office in New York City in a vault or other place of similar security. Borrower and its authorized agents and representatives, which shall include its Independent Public Accountants, shall at all times, during normal business hours, have full access to examine, but not to remove, without the prior consent of the Agent, the Collateral Notes and Mortgage Assignments; provided, however, that (i) Borrower and/or its authorized agent shall have given the Agent at least 24 hours prior notice, or such other notice as may be required by applicable provisions of the Investment Company Act of 1940, as amended, before seeking access to the Collateral Notes and Mortgage Assignments and

(ii) the Agent shall, in its sole discretion, be entitled to have one of its employees, agents or representatives present at all times or from time to-time during any such period of access.

          (b) Upon the Agent's request, Borrower shall immediately deliver to the Agent or its designee, at Borrower's expense, copies of all documents, chattel paper, security agreements, guarantees and other writings evidencing any Loan or its related Underlying Collateral.

          (c) At any time on or after a Default or Event of Default, upon the Agent's request, Borrower shall immediately deliver to the Agent or its designee all documents, instruments, chattel paper, security agreements, guarantees and other writings so requested by the Agent evidencing any Collateral of Borrower, such documents, instruments, chattel paper, security agreements, guarantees and other writings to be held as Collateral under the terms of this Agreement.

          (d) The Agent shall have no obligation to inspect or examine any of the Collateral Notes, Mortgage Assignments or other documents delivered to it by Borrower hereunder, and shall be entitled to assume, and shall be fully protected in assuming, without inspection or examination, that Borrower has complied in full with its delivery obligations hereunder.

     SECTION 2.5. FURTHER ASSURANCES. (a) At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing Law or the proposal by any Governmental Authority of a new Law which, in the Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, then, in addition to the acts specifically required to be performed by Borrower elsewhere under this Agreement, Borrower shall do all other things and sign and deliver all other documents and instruments reasonably requested by the Agent to perfect, protect, maintain and enforce the security interests and liens of the Agent in the Collateral, and the first priority of such security interests and liens, and other rights granted hereunder or under any other present or future agreement between Borrower and the Agent, including, without limitation, the Loan Documents. Such acts shall include but not be limited to the marking of Borrower's Books and Records, the chattel paper and instruments to show the Agent's security interests and liens and the recording of Mortgage Assignments and/or the filing of financing, renewal and/or continuation statements under the UCC or other documents evidencing the Agent's liens under applicable law and the delivery of any Collateral the physical possession of which is necessary or desirable in order for the Agent to perfect its liens. Upon the occurrence of any of the events specified in subclauses (i) and (ii) of this Section 2.5(a), Borrower authorizes the Agent to execute, file and/or record, alone any financing, renewal and/or continuation statement, any Mortgage Assignment or any other document or instrument which the Agent may require to perfect, protect, continue or enforce in accordance herewith any security interest, lien or other right hereunder or under any of the other Loan Documents and authorizes the Agent to sign Borrower's name on the same. Upon payment in full by Borrower of all the Obligations in accordance with the terms thereof, the security interests and liens granted by Borrower hereunder shall terminate, except that if, at any time, all or part of the payment of the monetary Obligations theretofore made by Borrower or any other Person is rescinded or otherwise must be returned by the Agent or any Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or such other Person), the security interests and liens granted hereunder or under any other present or future agreement between Borrower and the Agent, and all rights of the Agent and all Obligations shall be reinstated as to monetary Obligations which were satisfied by the payment to be rescinded or returned, all as though such payment had not been made, and Borrower shall sign and deliver to the Agent all documents and things necessary to perfect all terminated liens subject to the intervening liens, if any, granted by Borrower to any Person.

     (b) A carbon, photographic, or other reproduction of this Agreement shall be sufficient as a UCC filing and may be filed in any appropriate office in lieu thereof.

     (c) Upon the occurrence of any of the events specified in subclauses (i) and (ii) of Section 2.5(a), to the extent requested by the Agent, Borrower will use its best efforts to cause each mortgagee of any and all real estate under any lease included in any Underlying Collateral and each landlord under any lease included in any Underlying Collateral to execute and deliver to the Agent assignments, in form and substance satisfactory to the Agent, by which such mortgagee or landlord waives its rights, if any, to the Collateral.

     SECTION 2.6. APPOINTMENT OF AGENT AS ATTORNEY-IN-FACT. Upon the occurrence of any of the events specified in subclause (i) of Section 2.5(a), Borrower does hereby irrevocably make, constitute and appoint the Agent and any of its officers, employees or agents as the true and lawful attorneys of Borrower with power to:

     (a) sign the name of Borrower on any financing statement, renewal financing statement, notice or other similar document that in the Agent's opinion must be filed in order to perfect or continue perfected the security interests granted in this Agreement or any Other Agreements;

     (b) receive, endorse, assign and deliver, in Borrower's name or in the name of the Agent, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to Borrower concerning the Collateral and, during the existence of an Event of Default (as hereinafter defined), to notify postal authorities to change the address for delivery of mail to such address as the Agent may designate;

     (c) sign Borrower's name on any notices to any of Borrowers clients or customers; and

     (d) upon the occurrence and during the continuance of an Event of Default, take or bring at Borrower's cost, in Borrower's name or in the name of the Agent, all steps, actions and suits deemed by the Agent necessary or desirable to effect collections in connection with any Loans, to enforce payment in connection with any Loans, to settle, compromise or release in whole or in part, any amounts owing in connection with any Loans, to prosecute any action or proceeding with respect to any Loans, to extend the time of payment in connection with any Loans, to make allowances and adjustments with respect thereto, to secure credit in the name of the Agent, and to do all other things necessary or desirable to realize upon the Collateral, including but not limited to the Underlying Collateral, and to carry out this Agreement and all Other Agreements.

     Neither the Agent nor its agents or attorneys will be liable for any act or omission nor for any error of judgment or mistake of fact unless such act, omission, error or mistake shall occur as a result of their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as the Obligations remain unpaid.

     SECTION 2.7. INDEMNITY. In addition to all of the Agent's and Banks' other rights and remedies under the Loan Documents, Borrower will hold the Banks and the Agent from and indemnify the Banks and the Agent or other designee of the Agent against all losses, damages, costs and expenses (including, without limitation, attorneys' fees, costs and expenses) incurred by any of them, whether prior to or from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or relating to any suit, investigation, action or proceeding by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including without limitation, any Federal or state antitrust laws, or under any common law or equitable cause or otherwise, all to the extent arising from or in connection with this Agreement or the other Loan Documents or the enforcement of the rights of the Agent hereunder, other than losses, damages, costs and expenses resulting from, but only to the extent resulting from, the willful misconduct or gross negligence of the Person seeking indemnification.

     SECTION 2.8. BORROWER REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent or the Banks of any rights under this Agreement or any of the other Loan Documents shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) neither the Agent nor the Banks shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any of the other Loan Documents nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.9. AGENT MAY PERFORM. If Borrower fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Borrower, together with interest thereon at the rate specified in Section 2.6 of the Loan Agreement, and until so paid shall be deemed part of the Obligations.

     SECTION 2.10. AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest and the interests of the Banks in the Collateral and shall not impose any duty upon it to exercise any such powers except as provided herein. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder and performing its other express duties hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                                  ARTICLE III
                         PRIORITY OF SECURITY INTERESTS

     SECTION 3.1. PRIORITY OF SECURITY INTERESTS. Borrower warrants and represents to the Agent and the Banks that, as to those assets for which perfection may be accomplished by filing or by possession under the UCC, the security interests granted to the Agent hereunder constitute and will constitute at all times a valid and perfected security interest vested in the Agent in and upon the Collateral. Borrower further warrants and represents that the Agent's security, interests in the Collateral are not and hereinafter shall not become subordinate or junior to the security interests, liens or claims of any other Person, firm or corporation, including the United States or any department, agency or instrumentality thereof, or any state, county or local governmental agency, except for the Permitted Liens. Borrower shall not grant (without the prior written approval of the Agent) a security interest in or permit a lien or encumbrance upon any of the Collateral to anyone except the Agent as long as any of the Obligations remain unpaid, except for the Permitted Liens.

                                   ARTICLE IV
                                   COLLATERAL

     SECTION 4.1. REPRESENTATIONS, COVENANTS AND WARRANTIES. Borrower hereby makes the following representations, warranties and covenants to the Agent and the Banks, which shall survive the execution and delivery of the Loan Documents and (except to the extent that any of such representations, and warranties and covenants expressly relate to earlier dates) shall be deemed repeated and confirmed as of each date on which any Revolving Credit Loans or Term Loans are requested by Borrower or made by any Bank:

     (a) Borrower is now and at all times hereafter shall be the absolute owner, free and clear of all Liens (other than Permitted Liens) except security interests and rights of the Agent and the Banks granted herein, of indefeasible title to all of the Collateral, except for that portion of Borrower's rights and/or obligations under any Loan in which Borrower has granted a participation to any Person in accordance with Section 2.14 of the Loan Agreement;

     (b) To the best of Borrower's knowledge, each outstanding Loan does, and each future Loan will, represent a bona fide, valid and legally enforceable indebtedness according to its terms, and each Loan, at the time of creation thereof, except with the consent of the Agent and the Banks, will be subject to no offsets, discounts, counterclaims, contra-accounts or any other defense of any kind or character that materially adversely affects the value of the Loan;

     (c) With respect to each outstanding and future Loan, the Agent and the Banks may rely on all statements or representations made by Borrower on or with respect to such Loans delivered hereunder or under the Loan Agreement, and, unless otherwise indicated in writing by Borrower, each outstanding Loan is, and each future Loan will be, genuine and in all respects what it purports to be, and, to Borrower's knowledge, there are no, and, at the time of creation of each Loan there will not be any, to Borrower's knowledge, facts, events or occurrences that would in any way materially impair the validity or enforcement thereof;

     (d) All of the outstanding Loans have been, and all future Loans will be, created, and are (or in the case of future Loans, will be), and the form and content of each document related to all outstanding and future Loans, the security related thereto, and the transactions from which it arose comply (or, in the case of future Loans, will comply) in all material respects with any and all applicable laws, ordinances, rules and regulations, Federal, state and/or local, with respect to the extension of credit and charging of interest, including, without limitation, as applicable, the Federal Consumer Credit Protection Act, the Federal Fair Credit Reporting Act, the Federal Trade Commission Act, the Federal Equal Credit Opportunity Act and all Federal, state and local laws related to licensing, usury, truth in lending, real estate settlement procedures, consumer protection, equal credit opportunity, fair debt collection, unfair and deceptive trade practices, rescission rights and disclosures, and with all rules and regulations thereunder, all as amended, and any disclosures required with respect to any Loan the failure of which to make would have a Material Adverse Effect on Borrower were and will continue to be made properly and in a timely manner;

     (e) The original amount and unpaid balance of each Loan shown on Borrower's books and records and on any statement or schedule delivered to the Agent are and will be true and correct, and the unpaid balance is and will be the amount actually owing to Borrower;

     (f) If requested by the Required Banks at any time or from time to time, Borrower shall cause a Lien search against each Person to whom a Loan has been made satisfactory to the Agent, to be performed and delivered directly to the Agent, which Lien search shall indicate the absence of any Liens against such Person or the property of the Person on which Borrower has a Lien, other than Liens in favor of Borrower which have been assigned to the Agent or the Banks or Liens in favor of the Agent or the Banks and other than Permitted Liens;

     (g) Borrower has not extended and will not extend any credit of any kind or in any manner to any Person in connection with the transactions from which the Loans arose or will arise other than as Borrower has indicated on and has had evidenced by, or will indicate or have evidenced by, in the case of future Loans, Borrower's files related to the Loans;

     (h) Each security agreement, UCC filing, mortgage, title retention instrument, and other document and instrument, if any, which is security for the Loans contains, or will contain, in the case of future Loans, a correct and sufficient description of the Underlying Collateral covered thereby and each lien, mortgage or security interest which secures any outstanding Loan is, or any future Loan will be, valid;

     (i) To the best knowledge of Borrower, except as disclosed to the Agent, any and all policies of insurance related to the property securing any obligation of a Person to whom Borrower has made a Loan, or any guarantor of such Loan, in connection with any Loan and any credit life insurance, credit disability insurance, or credit unemployment insurance are in full force and effect in accordance with the terms of all agreements between Borrower and such Person or guarantor;

     (j) Borrower has no knowledge of any fact which would impair in any material respect the value or validity of any Loan except as disclosed to the Agent; and

     (k) The transactions contemplated herein, including the granting of security interests herein and the enforcement by the Agent of its rights hereunder if a Default or Event of Default occurs, do not and will not affect the validity of the pledges of the Underlying Collateral and the Loans secured by the Underlying Collateral are and will still be valid against the Obligers of such Loans.

     SECTION 4.2. COLLECTIONS. (a) Subject to the provisions of this Agreement and the other Loan Documents, Borrower shall service, manage, enforce, and make Collections in connection with the Loans. "Collections", as used
                                                     -----------
herein, means payment of principal and interest on the Loans, other payments made with respect to Loans, the cash proceeds realized from the enforcement of Loans and any security therefor, or the collateral, proceeds of credit or group life insurance, and all proceeds of insurance of any real or personal property which secure any of the Loans.

     (b) With respect to each of the Collections: Borrower shall collect all Collections, receive all payments thereon and immediately deposit the proceeds thereof into a Depository Account. Borrower may withdraw funds from such account to use in the ordinary course of its business.

     SECTION 4.3. RIGHTS OF AGENT REGARDING COLLATERAL. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right, and upon the direction of the Required Banks shall, at any time and from time to time thereafter, without notice to Borrower, (a) to notify, and upon the direction of the Agent to Borrower, the Borrower will notify, (i) all Persons to whom Borrower has made Loans that the Agent has a security interest in such Collateral and direct all such Persons to make payments to the Agent or its designee, and to such banks and accounts (which may be the Collateral Account) as designated by the Agent or such designee, of all sums owing by them to Borrower, and (ii) all banks in which Borrower has any Depository Accounts of the occurrence of an Event of Default and direct all such Banks to transfer into the Collateral Account, or to such other account at such bank as shall be designated by the Agent or its designee, all amounts on deposit from time to time in the related Depository Accounts; (b) to settle, compromise, sell, assign, extend or renew any debt owing by any Persons to whom Borrower has made a Loan; (c) to sell or assign such Collateral upon such terms as the Agent may deem advisable; and (d) to discharge and release in the name of Borrower and the Agent any such debt. Any and all disbursements for costs and expenses incurred or paid by the Agent with respect to the enforcement, collection or protection of its interest in the Collateral, or against Borrower, whether by suit or otherwise, notification of Persons to whom Borrower has made Loans, including reasonable attorneys' fees actually incurred, court costs and similar expenses, if any, shall become a part of the Obligations secured by the Collateral, payable on demand.

                                   ARTICLE V
                                    DEFAULT

     SECTION 5.1. EVENTS OF DEFAULT. Any one of the following events will constitute an "Event of Default":
               ----------------

     (a) failure of Borrower to observe, perform or comply with any of the terms, provisions, conditions or covenants, or, in any material respect, any warranties or representations, contained in this Agreement other than in Section
4.1 hereof;

     (b) failure of Borrower to observe, perform or comply with any of the terms, provisions, conditions, covenants, warranties or representations contained in Section 4.1 of this Agreement, which failure shall not have been remedied within 30 days after such failure shall first have become known to any officer of Borrower;

     (c) the occurrence of an Event of Default under the Loan Agreement; or

     (d) any of the Loan Documents shall cease to be in full force and effect.

     SECTION 5.2. REMEDIES. (a) Upon the occurrence of any Event of Default, the Agent shall have, in addition to any other rights and remedies contained in this Agreement or in any of the Other Agreements, all the rights and remedies of a secured party under the UCC, and all other rights and remedies provided by law, all of which shall be cumulative to the extent permitted by law. Upon the occurrence of any Event of Default and at any time thereafter if such or any other default shall then be continuing, the Agent shall have the right without further notice to Borrower to, and upon the direction of the Required Banks shall, appropriate, take possession and control of, set off and apply to the payment of any or all of the Obligations, any or all Collateral, subject to and in the manner set forth in Section 5.3 to enforce payment in connection with the Loans or any other Collateral to settle, compromise or release, in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustment with respect thereto, to issue credits in the name of Borrower or the Agent, to sell, assign and deliver the

Collateral (or any part thereof), at public or private sale, at broker's board, for cash, upon credit or otherwise, at the Agent's sole option and discretion and the Agent and any Bank or other Person interested in the Obligations may bid or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived. Borrower agrees that the giving of ten days notice by the Agent, sent by certified mail, return receipt requested postage prepaid, to the address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by the Agent in accordance with Section 5.3 hereof, and the Borrower shall remain liable to the Agent and the Banks for any deficiency, together with interest thereon at the rate provided in the Loan Agreement with respect to the Obligations and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees actually incurred, expenses and disbursements.

     (b) If at any time or times hereafter the Agent employs counsel for advice with respect to this Agreement or any Other Agreements, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement or any Other Agreements (including, without limitation, the interpretation or administration, or the amendment, waiver or consent with respect to any term, of this Agreement or any Other Agreements), or relating to any Collateral, or to protect, take possession of, or liquidate any Collateral, or to attempt to enforce any security interest or lien in any Collateral, or to represent the Agent in any pending or threatened litigation with respect to the affairs of Borrower in any way relating to any of the Collateral or to the Obligations or to enforce any rights of the Agent, any Bank or liabilities of Borrower, any Person to whom Borrower has made a Loan, or any Person which may be obligated to the Agent or such Bank by virtue of this Agreement or any Other Agreement, instrument or document now or hereafter delivered to the Agent or any Bank by or for the benefit of Borrower, then in any of such events, all of the reasonable attorneys' fees actually incurred arising from such services, and any expenses, costs and charges relating thereto, shall be Obligations secured by the Collateral.

     (c) Upon the occurrence of an Event of Default, the Agent shall have the right to require Borrower to assemble all Collateral not already in the Agent's possession and make it reasonably available to the Agent at one or more places to be designated by the Agent which are reasonably convenient to both parties, and to take possession of such Collateral and to enter and remain upon the various premises of Borrower without cost or charge to the Agent, and to use the same, together with materials, supplies, books and records of Borrower for the purpose of collecting such Collateral or liquidating such Collateral (plus any Collateral already in the Agent's possession), whether by foreclosure, auction or otherwise. In addition, the Agent may remove from such premises such Collateral, and any records with respect thereto, to the premises of the Agent or any Custodian for such time as the Agent may desire, in order to effectively collect or liquidate such Collateral.

     (d) Upon the occurrence of an Event of Default, the Agent shall have the right to, and upon the direction of the Required Banks shall, require Borrower to establish and maintain a lockbox service (which may be the Collateral Account) with such bank or banks as may be acceptable to the Agent. In the event Borrower (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any monies, checks, notes, drafts or any other items of payment relating to, or proceeds of, the Loan, Borrower agrees with the Agent as follows:

          (i) Borrower shall hold all such items of payment in trust for the Agent and the Banks and as the property of Agent and the Banks, separate from the funds of Borrower, and Borrower shall immediately forward, or cause to be forwarded, the same to the lockbox service for application to the Revolving Credit Loans or Term Loans;

          (ii) Borrower shall forward to the Agent, on a daily basis, deposit slips related to all such items of payment received by Borrower and, if requested by the Agent, copies of such checks and other items, together with a statement showing the application of that portion of such items of payment relating to payment in connection with the Loans and a collection report with regard thereto in form and substance satisfactory to the Agent;

          (iii) All such items of payment shall be the sole and exclusive property of the Agent for the benefit of the Banks immediately upon the earlier of receipt of such items by the Agent or the receipt of such items by Borrower;

          (iv) The lockbox service shall be subject to the sole control of the Agent and the Agent shall have the right at all times in its sole discretion to apply all or part of such items of payment to the payment in accordance with Section 5.3 hereof. The Agent may, and upon the direction of the Required Banks shall, release to Borrower all or any part of such items of payment; and

          (v) The Agent assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

     SECTION 5.3. APPLICATION OF PROCEEDS. (a) The proceeds of any lockbox collection or sale of, or other realization upon, all or any part of the Collateral shall be applied by the Agent in the following order of priority:

          first, to payment of the expenses of such lockbox or sale or other realization, including reasonable compensation to the Agent and its agents and counsel and all expenses, liabilities, advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent is to be reimbursed under this Agreement;

          second, to the payment of the Obligations, pro rata in accordance with the respective outstanding balances thereof (including principal, interest, fees and all other amounts due thereunder); and

          third, after indefeasible payment in full of all Obligations, to payment to Borrower or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     The Agent may make distributions hereunder in cash or in kind, but such distributions to the Banks shall in all events be made pro rata on the basis of the respective Exposure Percentages of the Obligations. Distributions made under clause "second" above may also be made in a combination of cash or property, but distributions to the Banks shall be made pro rata on the basis of the respective Exposure Percentages of the Obligations. Distributions made under clauses "first" and "third" may also be made in a combination of cash or property. Any deficiency remaining, after application of such cash or cash proceeds to the Obligations, shall continue to be Obligations for which Borrower remains liable.

     (b) In making the determinations and allocations required by this Section 5.3, the Agent may rely upon information supplied by the Banks as to the amounts of the Obligations held by them, and the Agent shall have no liability to any of the Banks for actions taken in reliance upon such information. All distributions made by the Agent pursuant to this Section 5.3 shall be final, and the Agent shall have no duty to inquire as to the application by the Banks of any amount distributed to them. However, if at any time the Agent determines that an allocation was based upon a mistake of fact (including without limitation, mistakes based on an assumption that principal or interest or any other amount has been paid by payments that are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Agent may in its discretion, but shall not, subject to Section 5.3(c), be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Banks receive the distributions to which they would have been entitled if such mistake of fact had not been made.

     (c) If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the security interests created hereby are enforced with respect to some, but not all, of the Obligations, the Agent shall nonetheless apply the proceeds for the benefit of the Banks in the proportion and subject to the priorities of Section 5.3(a). To the extent that the Agent distributes proceeds collected with respect to one Obligation to or on behalf of the holder of another Obligation or a Bank obtains the equivalent of proceeds through the exercise of any right of setoff, the holder of the former Obligation shall be deemed to have purchased a participation in the latter Obligation or shall be subrogated to the rights of the holder thereof to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds.

     SECTION 5.4. WAIVER BY AGENT OR BANKS. The Agent's or any Bank's failure at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained in this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of the Agent or any Bank at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement or any of the Other Agreements, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or any Other Agreement shall be deemed to have been waived by any act or knowledge of the Agent or any Bank, or their respective agents, officers or employees except by an instrument in writing signed by an officer of the Agent or such Bank and directed to Borrower specifying such waiver.

                                   ARTICLE VI
                                 MISCELLANEOUS

     SECTION 6.1. CONTINUING LIEN. The Collateral described in this Agreement secures all present and future Obligations of Borrower. There is included within the term "Collateral," as used herein, all other property and all
                 ----------
interests therein of any kind hereafter acquired by Borrower, meeting or falling within the general description of the Collateral set forth herein and also the proceeds and products thereof.

     SECTION 6.2. WAIVERS BY BORROWER. (a) Borrower irrevocably waives the right to direct the application of any and all payments which may be received by the Agent during the continuance of an Event of Default, and Borrower does hereby irrevocably agree that, during the continuance of an Event of Default, the Agent shall have the continuing exclusive right to apply and reapply any and all such payments received in such manner as the Agent may deem advisable, notwithstanding any entry upon any of its books and records.

     (b) Borrower also waives any and all notices of demand, notice or protest that Borrower might be entitled to receive with respect to this Agreement by virtue of any applicable statute or law, and waives demand, protest, notice of protest, notice of default, release, compromise, settlement, extension or renewal of all commercial paper, accounts, contract rights, instruments, guaranties, and otherwise, at any time held by the Agent or the Banks on which Borrower may in any way be liable, notice of nonpayment at maturity of any and all Loans, and notice of any action taken by the Agent or the Banks unless expressly required by this Agreement.

     SECTION 6.3. PARTIES. This Agreement and any of the Other Agreements, instruments and documents executed and delivered pursuant hereto or to consummate the transactions contemplated hereunder shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     SECTION 6.4. GOVERNING LAW. THIS AGREEMENT AND ANY OTHER AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE TO THE EXERCISE OF REMEDIES OR THE PERFECTION OF SECURITY INTERESTS UNDER THE UCC.

     SECTION 6.5. WAIVER OF JURY TRIAL AND SETOFF. EACH OF BORROWER AND THE AGENT HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER AGREEMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE OTHER AGREEMENTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN BORROWER AND ANY OF THE BANKS OR THE AGENT, BETWEEN ANY BANKS AND BETWEEN THE AGENT AND ANY BANKS AND BORROWER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

     SECTION 6.6. JURISDICTION; SERVICE OF PROCESS. Borrower hereby irrevocably consents to the Jurisdiction of the Courts of the State of New York, County of New York and of any Federal Court located in the Southern District of New York, and agrees that venue in each of such Courts is proper in connection with any action or proceeding arising out of or relating to this Agreement, the Other Agreements, or any document or instrument delivered pursuant to this Agreement or the Other Agreements. Nothing herein shall affect the right of any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

     SECTION 6.7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower and all terms, provisions, conditions and agreements to be performed by Borrower contained in this Agreement and in the other Loan Documents shall be true and correct, and satisfied, where applicable, at the time of the execution of this Agreement, and shall survive the execution and delivery of this Agreement and all Other Agreements.

     SECTION 6.8. OBLIGATIONS SECURED BY PROPERTY OTHER THAN COLLATERAL. To the extent that the Obligations are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other Person, then the Agent shall have the right to, and upon the direction of the Required Banks shall, proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of an Event of Default, and the Agent shall have the right, with the consent of the Required Banks, to determine which rights, security, liens, security interests or remedies the Agent shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of the Agent's rights or any of the Bank's rights under the Obligations, this Agreement or any Other Agreements.

     SECTION 6.9. SUCCESSOR AGENT. In the event a successor agent is appointed pursuant to the provisions of Section 11.4 of the Loan Agreement, such successor agent shall succeed to the rights, powers and duties of the Agent hereunder, and the term "Agent" shall mean such successor agent effective upon
                         -----
its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to the Loan Agreement or any holders of the Revolving Credit Notes or Term Notes. Such former Agent agrees to take such actions as are reasonably necessary to effectuate the transfer of its rights, powers and duties to such successor agent.

     SECTION 6.10. TERMINATION. This Agreement and the security interest in the Collateral created hereby will terminate when the Obligations have been irrevocably paid and finally discharged in full in accordance with the terms of the Loan Agreement, and the Banks are no longer obligated to make Revolving Credit Loans or Term Loans under the Loan Agreement. No waiver by the Agent or any Bank or any other holder of the Revolving Credit Notes or the Term Notes of any default will be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by any Bank (including the Agent in its capacity as a Bank but not as Agent) of a Revolving Credit Note(s) or a Term Note(s) or any portion thereof, such Bank may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of the Revolving Credit Note(s) or Term Note(s), whereupon such purchaser or purchasers will become vested with all of the powers, rights and responsibilities of such Bank hereunder, and such Bank will thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights, interest and responsibilities so assigned, other than liabilities arising out of actions taken prior to the date of assignment. Borrower may not assign this Agreement without the express written consent of the Agent and the Banks.

     SECTION 6.11. NOTICES. All notices, requests, consents, demands or other communications provided for herein shall be given in accordance with the terms of Section 10.4 of the Loan Agreement.

     SECTION 6.12. SEVERABILITY. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 6.13. COUNTERPARTS. This Agreement may be executed by the parties hereto in counterparts, each of which shall be an original and both of which shall together constitute one and the same agreement.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written by the duly authorized officers of the parties hereto.

                         MEDALLION FINANCIAL CORP.


                         By:________________________________
                         Name:  Allen S. Greene
                         Title: Chief Operating Officer



                         By:________________________________
                         Name:  Daniel F. Baker
                         Title: Treasurer and Chief Financial Officer



                         FLEET BANK, N.A.,
                         as Agent


                         By:________________________________
                         Name:  Andrea H. Lee
                         Title: Vice President

                                                                       Exhibit G

                           MEDALLION FINANCIAL CORP.
                             BUSINESS LENDERS, LLC
                               437 MADISON AVENUE
                            NEW YORK, NEW YORK 10022

                                                             July 31, 1998

Fleet Bank, National Association, As Agent
1185 Avenue of the Americas
New York, New York 10036
Attention:  Andrea H. Lee, Vice President

Dear Andrea:

Reference is made to a Loan Agreement (the "Loan Agreement") dated as of July 31, 1998, among Medallion Financial Corporation, a Delaware corporation (the "Borrower" or "MFC"), the banks that from time to time are signatories hereto (including Assignees (as hereinafter defined), collectively, the "Banks" and individually, a "Bank"), Fleet Bank, National Association, as a Bank ("Fleet"), as Swing Line Lender (the "Swing Line Lender"), as Arranger and as Agent for the Banks (including any successor, the "Agent"). Capitalized terms not otherwise defined herein shall have the respective meanings provided therefor in the Loan Agreement.

This will confirm the agreement of the Borrower that notwithstanding anything to the contrary contained in the Loan Agreement, unless and until (i) the Multi-Party Agreement has been approved in writing by the Agent and the Required Lenders, (ii) the Multi-Party Agreement has been executed by all parties thereto, (iii) the Agent, as Agent for the Banks, has become a beneficiary of all of the Borrower's rights under the Multi-Party Agreement, (iv) the Borrower shall have assigned, as additional collateral security, all of its rights under the Multi-Party Agreement to the Agent for the ratable benefit of the Banks and
(v) the SBA shall have provided its written consent to BL's execution of the Guaranty and Security Agreement and its grant of a security interest in the Collateral described therein in favor of the Agent for the ratable benefit of the Banks, (A) no proceeds of loans by the Banks under the Loan Agreement may be used directly or indirectly by BL other than as permitted pursuant to Section 8.3(e) of the Loan Agreement, (B) the aggregate unpaid balance of all Swing Line Loans to the Borrower plus the aggregate unpaid balance of all Revolving Credit
                      ----
Loans to the Borrower plus the aggregate unpaid balance of all Term Loans to the
                      ----
Borrower shall not exceed the MFC Borrowing Base, (C) the Loan Agreement shall be deemed amended as necessary to effect the intent of this Letter Agreement or as otherwise is determined necessary in the reasonable discretion of the Agent and (D) all provisions of the Guaranty and Security Agreement relating to Loans that are Guaranteed BL Loans will not be applicable or effective; provided, that, all provisions of such document as the same do not apply to Loans that are Guaranteed BL Loans shall remain effective, and, provided, further, that upon the conditions set forth above being satisfied, all of the provisions of the Guaranty and Security Agreement relating to Loans that are Guaranteed BL Loans will immediately and automatically, without any further action, become applicable and enforceable.

In all other respect the Loan Documents remain unchanged and in full force and effect.

                           Very truly yours,

                           MEDALLION FINANCIAL CORPORATION


                           By:________________________
                           Name:  Allen S. Greene
                           Title:   Chief Operating Officer


                           By:___________________________
                           Name:  Daniel F. Baker
                           Title:   Treasurer and Chief Financial Officer


                            BUSINESS LENDERS, LLC


                            By:________________________________
                            Name:  Thomas Kellogg
                            Title:    President


                            By:________________________________
                            Name:  Daniel F. Baker
                            Title:    Treasurer and Chief Financial Officer

Agreed and Accepted
This 31st day of July, 1998:

FLEET BANK, NATIONAL ASSOCIATION,
as Agent


By:_____________________________
Name:  Andrea H. Lee
Title: Vice President

                                                                       EXHIBIT H

                           BORROWING BASE CERTIFICATE


July 31, 1998



To:      Fleet Bank, National Association, As Agent (the "Bank") under a certain
Loan Agreement (the "Loan Agreement") dated as of July 31, 1998, among Medallion Financial Corporation, a Delaware corporation (the "Borrower" or "MFC"), the banks that from time to time are signatories hereto (including Assignees (as hereinafter defined), collectively, the "Banks" and individually, a "Bank"), Fleet Bank, National Association, as a Bank ("Fleet"), as Swing Line Lender (the "Swing Line Lender"), as Arranger and as Agent for the Banks (including any successor, the "Agent")..

Terms used in this certificate shall have the same meaning as ascribed thereto in the Loan Agreement.

The undersigned officers of the Borrower certify that the information furnished
herein as of June 30, 1998   as to the MFC Borrowing Base, the BL Borrowing Base
and Eligible Loans is true and correct and that as of the date hereof no Event of Default, or event which after notice or lapse of time or both would be an Event of Default exists under the Loan Agreement.



I. MFC Borrowing Base
A. MFC's Eligible Medallion Loans*                           _______0
B. Loans in Line A not collectible or 60+ days past due      _______0
C. Line A minus Line B                                       _______0
D. 83% of Line C                                             _______0
E. MFC's Eligible Commercial Loans*                          _______0
F. Loans in Line F not collectible or 60+ days past due*     _______0
G. Line E minus Line F                                       _______0
H. 75% of Line G                                             _______0
I. Line D plus Line H                                        _______0
J. MFC Cash and Short Term Investments                       _______0
K. MFC BORROWING BASE - Line I plus Line J                   _______0
L. Amount outstanding to MFC (not downstreamed to BL)        _______0
M. Line K minus Line L                                       _______0

          (if positive, amount available to MFC; if negative amount due) *without excluding loans not collectable or 60+ days past due.

II. BL Borrowing Base

A. SBA guaranteed portion of all Guaranteed BL Loans                _______0
B. 100% of Line A                                                   _______0
C. BL's Eligible Commercial Loans                                   _______0
D. Portion of the Guaranteed BL Loans not guaranteed by the SBA     _______0
E. Line C plus Line D                                               _______0
F. Loans in Line E not collectible or 60+ days past due             _______0
G. Line E minus Line F                                              _______0
H. 67% of Line G                                                    _______0
I. Line B plus Line H                                               _______0
J. BL Cash and Short Term Investments                               _______0
K. BL BORROWING BASE - LINE I PLUS LINE J                           _______0
L. Amount outstanding to BL                                         _______0
M. Line K minus Line L                                              _______0

          (if positive, amount available to BL; if negative, amount due)



III. Total Borrowing Base



A. Line IK plus Line IIK                                           $________0$
B. Total amount of outstanding Revolving Credit Loans, Term Loans
   and Swing Line Loans                                            $________0
C. Line A minus Line B                                             $________0
   (If positive, amount available (subject to I and II);
   if negative, amount due)


IV. Investments of Investments on Subsidiaries
   [Specify the name of the subsidiary and the amount]:



                           Very truly yours,



                           MEDALLION FINANCIAL CORPORATION



                           By:___________________________

                           Name:  Daniel F. Baker
                           Title:   Treasurer and Chief Financial Officer

                                   EXHIBIT I


July 31, 1998

The Banks signatory to the
     Loan Agreement defined below,
     Fleet Bank, N.A.
     as Agent, Swing Line Lender and Arranger
     1185 Avenue of the Americas
     New York, New York 10036

Ladies and Gentlemen:

We have acted as counsel to Medallion Financial Corp., a Delaware corporation (the "Company"), and Business Lenders, LLC, a Delaware limited liability company ("BL"), in connection with the execution and delivery of the Loan Agreement, dated as of even date herewith (the "Loan Agreement"), executed by and among the Company, the banks signatory thereto (the "Banks"), and Fleet Bank, N.A., as Agent, Collateral Agent and Arranger (the "Agent"). BL and the Company are collectively referred to as the Credit Parties. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Loan Agreement.

As such counsel, we have participated in the preparation of, or have examined and are familiar with, and have relied upon, the following:

     (a) Copies of the Loan Agreement, the Notes, the Borrower Security Agreement, the Multi-Party Letter Agreement and the Borrower Financing Statements (collectively the "Borrower Loan Documents") and of the Guaranty and Security Agreement, the Multi-Party Letter Agreement and the Guarantor Financing Statements (collectively, the "BL Loan Documents" and collectively with the Borrower Loan Documents, the "Loan Documents").

     (b) Certificates dated July 27, 1998, and July 29, 1998 of the Delaware Secretary of State certifying to the legal existence of the Company and BL, respectively.

     (c) The Certificate of Incorporation and By-Laws of the Company and the Operating Agreement and Certificate of Formation of BL, each as amended as of the date hereof.

     (d) The corporate proceedings of the Board of Directors of the Company authorizing among other things, the execution, delivery of and performance by the Company under the Borrower Loan Documents and execution and delivery by the Company, as the sole managing member of BL on behalf of BL, the BL Loan Documents.

July 31, 1998
Page 2

     (e) A certificate or certificates dated as of even date, of the Company's and BL's officers, certifying that all representations and warranties relating to such entity in the Loan Documents are true.

     (f) Other documents and records as we have deemed necessary in connection with the opinions hereinafter set forth.

In our examination of the documents referred to in the preceding paragraph, we have assumed the genuineness of all signatures other than those of the Credit Parties, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the enforceability of each of the Loan Documents against the parties thereto other than the Credit Parties. For the purposes of this opinion, we have relied upon representations of the Company and BL as to factual matters including those contained or referred to in the documents described in the preceding paragraph, and including the Company's representation that its chief executive office is located in New York City, and BL's representation that its chief executive office of BL is in Hartford, Connecticut, and, except as specifically stated herein, have made no independent investigation of such factual matters, or examination of dockets or court records. For purposes of our opinion below relating to the legal existence of the Company and BL, we have relied solely on the certificates referred to in clause (b) of the third paragraph of this opinion.

References in this opinion to the phrase "to our knowledge" and words of like import mean the actual knowledge of the partner of this firm responsible for preparing this opinion after inquiry of such lawyers in the firm and review of such documents in our possession as he considered appropriate but without any independent investigation.

For the purpose of our opinion and views in paragraph 7 below, "Collateral" refers to the Company's or BL's currently existing Instruments, Equipment (to the extent it does not constitute vehicles, fixtures or other interests in real estate), General Intangibles and Chattel Paper and any products or proceeds thereof which consist of such currently existing Instruments, Equipment (to the extent it does not constitute vehicles, fixtures or other interests in real estate), General Intangibles or Chattel Paper. We have also assumed that the Company or BL, as applicable, has rights in this Collateral. Our opinion as to the perfection of the security interest in Instruments is limited to Instruments in the possession of the Agent, and our opinion on the perfection of the security interest in the Equipment is limited to such Equipment as is located in
the State of New York.   To the extent the laws of the State of Connecticut are
applicable to the statements made in paragraph 7, such statements constitute our views based upon our review of the applicable provisions of Article 9 of the Uniform Commercial Code of the State of Connecticut (but not of any judicial interpretations thereof) and do not constitute opinions of law. We also call your attention to the necessity of filing continuation statements, amendments or additional financing statements from time to time or under certain circumstances under the applicable provisions of the UCC in order to maintain the perfection of the security interest.

Based upon and subject to the foregoing, we are of the opinion that:

1. The Company is a corporation legally existing under the laws of the State of Delaware. BL is a limited liability company legally existing under the laws of the State of Delaware. Each

July 31, 1998
Page 3

Credit Party has the corporate or company power and authority to own its properties and assets and to carry on its business.

2. Each Credit Party has the corporate or company power, in the case of the Company, to execute, deliver and perform its obligations under the Loan Agreement and to borrow thereunder and, in the case of each Credit Party, to execute, deliver and perform its obligations under each of the other Loan Documents to which it is a party. The execution, delivery and performance of the Loan Agreement by the Company and by each Credit Party the other Loan Documents and the borrowings and granting of collateral security by the Company or BL under the Loan Documents have been duly authorized by all requisite corporate or company action. The execution, delivery and performance of the Company's obligations under the Loan Agreement and of each Credit Party's obligations under each of the other Loan Documents will not violate any provision of law (assuming that none of the Banks are affiliates (as such term is defined in the Investment Company Act of 1940, as amended), including without limitation the Investment Company Act of 1940, as amended, the Operating Agreement or the Certificate of Formation of BL or the Certificate of Incorporation or By-Laws of the Company or, to our knowledge, violate any order of any court or governmental agency or regulatory authority or any provision of any material indenture, agreement, or other instrument to which any Credit Party is a party or by which any Credit Party or any of their respective properties or assets are bound, or conflict with, result in a breach of, or constitute (with passage of time or service of notice or both) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, security interest, or encumbrance of any nature whatsoever upon any of the properties or assets of such Credit Party other than the security interest created thereunder in favor of the Agent.

3. The Loan Documents have been duly executed on behalf of the Credit Parties party thereto, and each of the Loan Documents constitutes the valid and binding obligation of the Credit Party party thereto, enforceable against each Credit Party in accordance with its respective terms.

4. To our knowledge, there is no action, suit, examination, review, or proceeding by or before any court or governmental agency now pending or threatened against any Credit Party or against any property or rights of the Credit Party, which , if adversely determined, would materially impair the right of any Credit Party to carry on its business as now being conducted or which would materially adversely affect the financial condition of any Credit Party. To our knowledge, no injunction, writ, restraining order or other order of any nature specifically naming any Credit Party and applicable to it which is adverse to such Credit Party or the conduct of its business or inconsistent with the due consummation of such transactions has been issued by any Governmental Authority.

5. The execution, delivery and performance of each Credit Party's obligations under the Loan Agreement and each of the other Loan Documents to which it is a party will not require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of any applicable law, except those approvals, consents, orders, authorizations and actions which have been obtained or taken or will be obtained or taken prior to the Effective Date, and except for any required filings to perfect the security interest in the Collateral.

July 31, 1998
Page 4

6. To our knowledge, none of the proceeds of the borrowings under the Loan Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purposes of maintaining, reducing or retiring any Indebtedness that originally was incurred to purchase or carry margin stock or for any other purpose that might constitute any of the Revolving Credit Loans, Swing Line Loans or Term Loans a "purpose credit" within the meaning of Regulations U or X of the Board.

7. The provisions of the Borrower Security Agreement and the Guaranty and Security Agreement are effective under the New York Uniform Commercial Code (the "UCC") to create a valid security interest in the Collateral (as defined in each such agreement) in favor of the Agent for the benefit of the Banks to secure the Obligations of the Company. The offices of Connecticut Secretary of State, New York Secretary of State and New York County, New York are the only locations where the filing of UCC financing statements is, under applicable law, necessary to perfect the security interest granted pursuant to the Borrower Security Agreement in the Collateral (as defined therein) and the offices of the Connecticut Secretary of State, New York Secretary of State and New York County, New York are the only locations where the filing of UCC financing statements is, under applicable law, necessary to perfect the security interest granted pursuant to the Guaranty and Security Agreement in the Collateral (as defined therein) to the extent perfection is accomplished under the UCC by filing. Upon proper filing in such filing offices of the Borrower Financing Statements and the Guarantor Financing Statements and any applicable continuation statements and amendments thereto, and the receipt of the Instruments by the Agent, the security interest in the Collateral granted pursuant to the Borrower Security Agreement and the Guaranty and Security Agreement will be a perfected security interest to the extent perfection is governed by the UCC and, as to BL, the Uniform Commercial Code of the State of Connecticut ("CUCC").


The foregoing opinions are subject to the following qualifications:

A. We wish to point out that Section 9-103 of the UCC and of the CUCC provide certain rules for the perfection of security interests in multiple state transactions. Such rules provide that the law of the jurisdictions in which certain types of the collateral specified in such rules are situated or deemed to be situated will necessarily govern the perfection of the security interests created by the Loan Documents and the effect of perfection or non-perfection.

B. We note that the validity, perfection and enforceability of a security interest in after-acquired property, money, or certain securities or instruments or motor vehicles is subject to limitations under the Bankruptcy Code (including
Section 552), and we express no opinion with respect thereto. We also note that the security interest in the proceeds of any Collateral may be subject to
Section 9-306 of the UCC.

C. The opinions expressed in opinion paragraph 3 above are qualified (i) by the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) insofar as the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any enforcement

July 31, 1998
Page 5

thereof may be brought and (iii) insofar as proceedings therefor may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), including principles of commercial reasonableness and an implied covenant of good faith and fair dealing. Such principles of equity are of general application, and in applying such principles, a court, among other things, might not allow a creditor to accelerate the maturity of a debt, to realize upon any security for the payment of such debt upon the occurrence of a default deemed immaterial, or to exercise any right of set-off with respect to debt which is neither matured nor accelerated, or might decline to order any Credit Party to specifically perform covenants. Such opinions are further subject to the qualification that certain remedial provisions of the Borrower Security Agreement or the Guaranty and Security Agreement are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of any such agreement in which any such provision is included, and such agreements contain adequate provisions for enforcing payment of the obligations thereunder and for the practical realization of the rights and benefits afforded thereby. Furthermore, we express no opinion as to (i) the enforceability of any waiver of rights granted by constitutional, statutory, or decisional law, including any rights to notice and a hearing, (ii) the enforceability of provisions in the Loan Agreement requiring the payment of interest in certain circumstances at a rate which exceeds the rate of interest otherwise payable thereunder if such increase is deemed to constitute a penalty, or (iii) the enforceability of your rights of set off against the Company's or BL's deposit accounts to the extent that (a) the funds on deposit in said accounts have been accepted by you with an intent to apply such funds to a pre-existing claim rather than to hold the funds subject to withdrawals in the ordinary course, or (b) the funds on deposit in said accounts are in any manner special accounts, which by the express terms on which they are created, are made subject to the rights of a third party or (c) the exercise of such rights is by a participant rather than a Bank.

D. We express no opinion as to whether any Person has title to any Collateral or as to any provisions of the Loan Documents insofar as they relate to (i) the subject matter jurisdiction of the Federal courts to adjudicate any controversy relating to the Loan Documents, (ii) the waiver of inconvenient forum; (iii) provisions of any Loan Document which purport to provide for a rate of interest after judgment, and (iv) the waiver of right to a jury trial.

E. We call to your attention that certain asset coverage requirements pursuant to the Investment Company Act of 1940, as amended, limit the aggregate amount of borrowings that the Credit Parties may incur under the Loan Agreement.

F. We express no opinion as the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware and the federal laws (other than the SBI Act and the SBA Regulations) of the United States.

No person or entity other than you and your permitted successors and assigns may rely or claim reliance upon this opinion letter.

This opinion letter is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressly stated. This opinion letter may not be quoted, distributed

July 31, 1998
Page 6

or disclosed, except to your counsel, to participants or assignees or, to the extent necessary, to an applicable regulatory authority or pursuant to legal process, without our prior written consent.

This letter speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations. We undertake no responsibility to update or supplement this letter after the date hereof.


Very truly yours,

                                                                       EXHIBIT J

                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------


                              Dated ___________

          Reference is hereby made to the Loan Agreement dated as of July 31, 1998 (the "Loan Agreement") by and among MEDALLION FINANCIAL CORP., a Delaware corporation ("Borrower"), the banks that from time to time are signatories thereto (including Assignees (as hereinafter defined), collectively, the "Banks" and individually, a "Bank"), FLEET BANK, NATIONAL ASSOCIATION , as a Bank ("Fleet"), as swing line lender (the "Swing Line Lender"), as Arranger and as Agent for the Banks (including any successor, the "Agent"). Capitalized terms used herein that are defined in the Loan Agreement that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

          _______________________________, a __________________ (the "Assignor")
and _______________________________________, a ________________,  (the
"Assignee") agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a __ % interest in and to all of the Assignor's rights and obligations under the Loan Agreement as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Assignor's Revolving Credit Commitment and Term Loan Commitment as in effect on the Effective Date, and the Revolving Credit Loans and/or Term Loans owing to the Assignor on the Effective Date, and the Note(s) held by the Assignor).

          2. The Assignor: (i) represents and warrants that as of the date hereof its Revolving Credit and Term Loan Commitment (without giving effect to assignments thereof that have not yet become effective) is $__________ and the aggregate outstanding principal amount of Revolving Credit Loans and Term Loans owing to it (without giving effect to assignments thereof that have not yet become effective) is $__________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other instrument or document furnished pursuant thereto; and
(iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by the Borrower or any other Person of any of its obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto; and (v) attaches the Note(s) referred to in paragraph 1 above and requests that the Agent exchange such Note(s) for new Note(s) as follows: [a Revolving Credit Note dated the Effective Date (as such term is defined below) in the principal amount of $ __________ payable to the order of the Assignee, a Revolving Credit Note dated the Effective Date in the principal amount of $ __________ payable to the order of the Assignor, a Term Note dated the Effective Date in the principal amount of $________ payable to the order of the Assignee and a Term Note dated the Effective Date in the principal amount of $________ payable to the order of the Assignor.]

          3. The Assignee: (i) confirms that it has received a copy of the Loan Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) confirms that it is an Assignee permitted by the Loan Agreement; (iv) appoints and authorizes the Agent to take such action as its agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank; and (vi) specifies as its addresses for Prime Rate Loans and LIBO Rate Loans (and address for notices) the offices set forth beneath its name on the signature pages hereof.

          4. The effective date for this Assignment shall be ________________ (the "Effective Date"). Following the execution of this Assignment, it will be delivered to the Agent for acceptance by the Agent.

          5. Upon such acceptance, as of the Effective Date: (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Loan Agreement.

          6. Upon such acceptance, from and after the Effective Date, the Agent shall make all payments under the Loan Agreement and the Note(s) in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Note(s) for periods prior to the Effective Date directly between themselves.

          7. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.


                              [NAME OF ASSIGNOR]


                              By_____________________________
                              Name:
                              Title:


                              [NAME OF ASSIGNEE]


                              By______________________________
                              Name:
                              Title:

Lending Office for Prime Rate Loans:

Lending Office for LIBO Rate Loans:
                              Attention:

                              Address for Notices:


                              Attention:

                              Telephone No.:

                              Telex No.:
Accepted this ___ day

of ______________, 199_


FLEET BANK, N.A., as Agent


By___________________________
Title

                                                                       Exhibit K
                                    GUARANTY

                                      AND

                               SECURITY AGREEMENT

                                       by

                 BUSINESS LENDERS, LCC, as guarantor and debtor

                                       to

                           FLEET BANK, N.A., as Agent
                               and secured party,

                               for the benefit of

                  THE BANKS AND SWING LINE LENDER SIGNATORY TO
                 THE LOAN AGREEMENT, DATED AS OF JULY 31, 1998,
                        AMONG MEDALLION FINANCIAL CORP.,
               THE BANKS SIGNATORY THERETO, THE SWING LINE LENDER
                   AND FLEET BANK, N.A. AS ARRANGER AND AGENT



                         ______________________________

                           dated as of  July 31, 1998
                         ______________________________

                                  GUARANTY AND
                               SECURITY AGREEMENT


     This GUARANTY AND SECURITY AGREEMENT, dated as of July 31, 1998, is by BUSINESS LENDERS, LLC, a Delaware limited liability company ("Guarantor"), to
                                                              ---------
FLEET BANK, N.A., a national banking association, as agent (the "Agent") for the
                                                                 -----
banks that from time to time are signatories to the Loan Agreement (hereinafter defined) (collectively, the "Banks" and individually, a "Bank;" which term as
                             -----                       ----
used in this Guaranty and Security Agreement shall be deemed to include the Swing Line Lender set forth in such Loan Agreement, unless the context clearly indicates otherwise).

                                    RECITALS

     WHEREAS, the Agent and the Banks have entered into a Loan Agreement, dated as of even date herewith, (as the same may be amended or supplemented from time to time, the "Loan Agreement"), with Medallion Financial Corp. ("Borrower")
              --------------                                     --------
providing for revolving credit loans (including the Initial Revolving Credit
Loan) (the "Revolving Credit Loans;" which term as used in this Security
            ----------------------
Agreement shall be deemed to include the Swing Line Loans (as defined in the Loan Agreement) unless the context clearly indicates otherwise) and term loans (the "Term Loans") not to exceed the amounts provided in the Loan Agreement.
      ----------

     WHEREAS, a condition precedent to the obligation of the Banks to make the Revolving Credit Loans or Term Loans under the Loan Agreement is that Guarantor shall have executed and delivered this Agreement. Guarantor expects to derive substantial benefit from the Loan Agreement and the transactions contemplated thereby and, in furtherance thereof, has agreed to execute and deliver this Agreement.

     WHEREAS, Guarantor wishes to guarantee the Obligations (as hereinafter defined) and grant to the Agent a security interest in the Collateral pursuant to the terms set forth herein.

          NOW, THEREFORE, in consideration of the willingness of the Agent and the Banks to enter into the Loan Agreement and to agree, subject to the terms and conditions thereof, to make the Revolving Credit Loans or Term Loans to Borrower pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and the Agent hereby covenant and agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1. DEFINED TERMS. Capitalized terms defined in the foregoing caption and recitals shall have the respective meanings ascribed thereto. Capitalized terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to those terms in the Loan Agreement. In addition, as used herein, the following terms shall have the following meanings:

     "Accounts" shall have the meaning assigned to it in Section 106 of the UCC.
      --------

     "Books and Records" shall mean books, records, computer files and other
      -----------------
Information relating to any of the Collateral.

     "Chattel Paper" shall have the meaning assigned to it in Section 9-
      -------------
105(1)(b) of the UCC.

     "Collateral" shall mean all the following property now owned or at any time
      ----------
hereafter acquired by Guarantor or in which Guarantor now has or at any time in the future may acquire any right, title or interest:

          (a)  all Loans;

          (b) all property and rights, including, but not limited to, Underlying Collateral, which now or hereafter secure Loans;

          (c)  all Books and Records;

          (d)  all amounts deposited in any Collateral Account;

          (e)  all Contracts;

          (f) all rights and remedies of Guarantor with respect to, or in connection with, any contract, security interest, guaranty or other document, instrument or agreement relating to or affecting any Loans or any Underlying Collateral;

          (g)  all General Intangibles;

          (h)  all Instruments;

          (i)  all Chattel Paper;

          (j)  all Equipment;

          (k)  all Inventory;

          (1)  all Investments;

          (m)  all Investment Property;

          (n)  all Accounts

          (o) all of the Guarantor's right, title and interest in, under and to the Multi-Party Agreement;

          (p)  all Receivables;

          (q) all property and rights, including, but not limited to, items described in clauses (b) through (p) hereof, repossessed, or otherwise acquired in connection with any Loans or the exercise by Guarantor of any rights of a secured party under or with respect to any of the Loans or this Agreement or arising out of the sale or disposition of any Loans, any other Collateral, or in connection with the sale of any repossessed property;

          (r) all parts, accessions, accessories, goods, appurtenant or related to any of the foregoing, replacement parts, trade names, closes in action, now or hereafter affixed thereto, arising therefrom, used in connection therewith, or related to the use, possession or operation thereof;

          (s)  all cash and Short-Term Investments; and

          (t) to the extent not otherwise included, all Proceeds, products, substitutions and replacements of any and all of the foregoing.

     "Collateral Account" shall mean that account of Guarantor maintained with
      ------------------
the Agent and containing such reasonable terms as shall be agreed to by the Agent.

     "Contracts" shall mean all contracts and agreements, including, but not
      ---------
limited to, loan agreements, security agreements, guaranties, intercreditor agreements, office leases, lease agreements for mobile goods (as defined in the UCC) (whether or not covered by a certificate of title), indemnity agreements, license agreements, rental agreements and all other contracts and agreements of every kind and nature whatsoever.

     "Depository Accounts" shall mean accounts of Guarantor containing any
      -------------------
deposits or other sums credited to Guarantor, whether in regular or special depository accounts or otherwise.

     "Equipment" shall mean all machinery, equipment, fixtures, vehicles, office
      ---------
equipment, furniture, furnishings, inventories, supplies, computer equipment and all other equipment whatsoever, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the UCC and all products, profits, rents and proceeds of any of the foregoing; all whether now owned or hereafter created or acquired.

     "General Intangibles" shall have the meaning assigned to it in Section 9-
      -------------------
106 of the UCC and shall include, but not be limited to, all interests in and to Permits and Licenses, Medallion Rights, patents, trademarks, tradenames, copyrights, trade secrets, licenses and know-how.

     "Guarantor Obligations" shall mean all of the obligations and liabilities
      ---------------------
of the Guarantor hereunder, whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired.

     "Information" shall mean books, records, delivery receipts, copies of
      -----------
checks and stubs, security documents, division of interest files, bank reconciliation statements, remittances, revenue accounting records, invoices, leases, licenses, authorizations for expenditures, contracts and such other documents, information and data as any Bank may request pursuant to the Loan Agreement.

     "Instruments" shall have the meaning assigned to it in Section 9-105(1)(i)
      -----------
of the UCC.

     "Inventory" shall mean all inventory, goods, raw materials, components and
      ---------
other personal property, wherever located, including, but not limited to, all inventory as defined in Section 9-109(4) of the UCC.

     "Investment" in any Person shall mean any loan, advance, or extension of
      ----------
credit to or for the account of; any guaranty, endorsement or other direct or indirect contingent liability in connection with the obligations, Capital Stock or dividends of; any ownership, purchase or acquisition of any assets, business, Capital Stock, obligations or securities of; or any other interest in or capital contribution to; such Person.

     "Investment Property" shall have the meaning assigned to it in Section 9-
      -------------------
115 of the UCC.

     "Laws" shall have the meaning set forth in Section 2.2 hereof.
      ----

     "Loan" shall mean any loan, advance or extension of credit made in the
      ----
ordinary course of business by Guarantor to or for the account of any client or customer of Guarantor. Any loan, advance or extension of credit made at a different point in time shall be deemed to be a separate and distinct Loan.

     "Loan Documents" shall mean and collectively refer to the Loan Documents
      --------------
(as defined in the Loan Agreement) and all other agreements, instruments and documents, including, without limitation, notes, guaranties, mortgages, deeds to secure debt, deeds of trust, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust account agreements and all other written matters whether heretofore, now or hereafter executed by or on behalf of Borrower and/or Guarantor and/or delivered to the Agent or the Banks, with respect to this Agreement, or the transactions contemplated by this Agreement.

     "Medallion" shall mean the plate which displays the license number of a
      ---------
licensed Taxicab on the outside of the vehicle and which is issued by the New York City Taxi and Limousine Commission or by any other Governmental Authority for a jurisdiction other than New York City with the authority to issue licenses for the operation of Taxicabs.

     "Medallion Riqhts" shall mean (a) all license, operating and/or
      ----------------
subscription rights to Taxicab Medallion(s), and all license, operating and/or subscription rights evidenced by such Medallion(s) and (b) all renewals thereof.

     "Obligations" shall mean any and all present and future indebtedness and
      -----------
all performance obligations which may at any time be owing by Borrower to the Agent or any Bank, however arising, under the Loan Agreement, this Agreement or any other Loan Document between the Agent and/or any Bank and Borrower in connection with any of the foregoing or in connection with any Loan Document, whether now in existence or incurred hereafter, whether incurred directly or incurred by others and assumed by Borrower, whether secured by mortgage, pledge, or lien upon or security interest in any property of Borrower, or any other Person, whether such indebtedness or other obligation is absolute or contingent, joint or several, matured or unmatured, direct or indirect, and whether the Borrower is liable for such indebtedness or other obligation as principal, surety, endorser, guarantor, or otherwise. Without limiting the generality of the foregoing, the Obligations shall include the liability of Borrower to any Bank for all balances owing to any Bank in any account maintained on such Bank's books under the Loan Agreement or under any other agreement or arrangement now or hereafter entered into between Borrower and the Agent or any Bank in connection therewith, and, in connection with this Agreement or the Loan Agreement, (i) indebtedness owing by Borrower to the Agent or any Bank, (ii) the liability of Borrower to the Agent or any Bank as maker or endorser of any promissory note or other instrument for the payment of money, and (iii) the liability of Borrower to the Agent or any Bank under any instrument of guaranty or indemnity, or arising under any guarantee, endorsement, or undertaking which the Agent or any Bank may make or issue to others for the account of Borrower, including without limitation, any accommodation extended to Borrower with respect to letters of credit, acceptance of drafts, or endorsement of notes or other instruments by the Agent or such Bank for the account and benefit of Borrower. The Obligations shall also include interest, premium (if any), commissions, financing and service charges, and expenses and fees, including but not limited to the costs and expenses of collection of the Obligations (including the fees and disbursements of accountants), the costs and expenses of the Agent and the costs and expenses of filing, perfecting, preserving, retaking, holding, and preparing any of the Collateral for sale chargeable to Borrower and due from Borrower under this Agreement, the Loan Agreement or under any other agreement or arrangement which may be now or hereafter entered into between Borrower and the Agent or the Banks.

     "Other Agreements" shall mean collectively any of the Loan Documents other
      ----------------
than this Agreement.

     "Percentage of the Obligations" shall mean with respect to the Agent or any
      -----------------------------
Bank the percentage which is equal to the product of (x) 100 times (y) a fraction, the numerator of which is the total amount of Obligations owing to the Agent or such Bank, as the case may be, at the time of computation and the denominator of which is the total amount of the Obligations as of such time.

     "Permits and Licenses" shall mean (a) all applicable authorizations,
      --------------------
consents, certificates, licenses, rights of way permits, approvals, waivers, exemptions, encroachment agreements, variances, franchises, permissions, and permits of any Governmental Authority and all documents and applications filed in connection therewith, and (b) all renewals thereof.

     "Permitted Liens" shall mean the Liens permitted pursuant to Section 8.1 of
      ---------------
the Loan Agreement.

     "Proceeds" shall have the meaning assigned to it in Section 9-306(1) of the
      --------
UCC and shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty existing from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Real Property" shall mean real property of a Person or an ultimate
      -------------
beneficial owner of such Person or machinery or Equipment of such Person or beneficial owner forming a part of, or affixed to, such real property.

     "Receivables" shall mean, with respect to any Person, all present and
      -----------
future rights to payment for goods sold or leased or for services rendered by such Person whether or not evidenced by an instrument or chattel paper.

     "Taxicab" shall mean a motor vehicle carrying passengers for hire, duly
      -------
licensed as a taxicab by the Taxi and Limousine Commission, or any other Governmental Authority for a jurisdiction other than New York City, and permitted to accept hails from passengers in the street.

     "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial
      ---
Code as then in effect in that jurisdiction.

     "Underlying Collateral" shall mean all of Guarantor's rights with respect
      ---------------------
to, or interest in, any and all present and future Medallion Rights, Equipment, Real Property, machinery, Inventory, Receivables, Accounts, future accounts, accounts receivable, contracts, contract rights, general intangibles, books, desks, notes, bills, drafts, acceptances, chases in action, chattel paper, instruments, documents and other forms of obligations, and property, real, personal or mixed, tangible or intangible, at any time owing to or owned by any Person to whom Guarantor has made a Loan, or any guarantor of such Person.

     SECTION 1.2. ACCOUNTING TERMS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP.

     SECTION 1.3. RULES OF CONSTRUCTION. (a) Words of the masculine gender shall mean and include correlative words of the female and neuter genders, and words importing the singular number shall mean and include the plural number and vice versa.

     (b) The terms "hereby", "hereto", "hereof", "herein", and "hereunder" and
                    ------    ------    ------    ------        ---------
any similar words refer to this Agreement as a whole and not to any particular provisions of this Agreement. The term "hereafter" shall mean after, and the
                                        ---------
term "heretofore" shall mean before, the date of this Agreement, and "Article",
      ----------                                                      -------
"Section", "Schedule", "Exhibit" and like references are to this Agreement
 -------    --------    -------
unless otherwise specified.

     (c) Any defined term that relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof.

     (d) References in this Agreement to particular sections of the UCC or to any other legislation shall be deemed to refer also to any successor sections thereto or other redesignations for codification purposes. Unless otherwise indicated, references in this Agreement to the UCC shall mean the UCC as in effect in the State of New York.

     (e) All terms used in this Agreement that are not capitalized shall have the meanings provided by the UCC as in effect in the State of New York to the extent the same are used or defined therein.

                                   ARTICLE II
                         CREATION OF SECURITY INTEREST

     SECTION 2.1. GRANT OF SECURITY INTEREST TO AGENT. To induce the Banks to make the Revolving Credit Loans or Term Loans to Borrower and, as security for any and all Guarantor Obligations, Guarantor hereby grants to the Agent for the ratable benefit of the Agent and the Banks a continuing lien on and security interest in the Collateral, which shall be a first priority lien and, in furtherance of such grant, Guarantor hereby assigns for security all the Collateral to the Agent for the ratable benefit of the Agent and the Banks.

     SECTION 2.2. PERFECTION. At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing law, regulation, guideline, treaty or directive or condition or interpretation thereof, including without limitation, any request, guideline or policy, whether or not having the force of law (collectively, "Laws"), or the proposal
                                                       ----
by any Governmental Authority, of a new Law, which, in the Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, Guarantor shall execute and deliver to the Agent, at the Agent's request, all assignments, certificates of title, conveyances, assignment statements, financing statements, renewal financing statements, security agreements, affidavits, mortgages, mortgage assignments, trust deeds, notices and all other agreements, instruments and documents that the Agent reasonably may request, in form satisfactory to the Agent, and shall take any and all other steps reasonably requested by the Agent, in order to perfect and maintain the security interests and liens granted herein, and to consummate fully all of the transactions contemplated under this Agreement and any Other Agreements.

     SECTION 2.3. RECORDING, REGISTERING, FILING, ETC. At any time or times after (i) a Default or an Event of Default has occurred, (ii) any change in any existing Law or the proposal by any Governmental Authority of a new Law which, in the Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein or (iii) the Agent reasonably deems necessary, Guarantor will perform, or will cause to be performed, each of the following:

     (a) Record, register and file such notices, certificates of title, financing statements, mortgage assignments, trust deeds and other documents or instruments as may, from time to time, be requested by the Agent to carry out fully the intent of this Agreement, with such administrations or governmental agencies as may be necessary or advisable in order to perfect, establish, confirm, and maintain the security interests and liens created hereunder, as legal, valid, and binding security interests and liens upon the Collateral;

     (b) Furnish to the Agent evidence of every such recording, registering and filing; and

     (c) Execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments or acts as the Agent reasonably determines are necessary or desirable to fully carry out the intent and purpose of this Agreement or to subject the Collateral to the security interest and lien created hereunder, including, without limitation, defending the title of Guarantor to the Collateral by means of negotiation with and, if necessary, appropriate legal proceedings against, each party claiming an interest therein contrary or adverse to Guarantor's title to same.

     SECTION 2.4. DELIVERY OF DOCUMENTS. (a) As promptly as practicable after the date hereof (but in no event later than 10 Business Days after the date hereof), Guarantor shall deliver to the Agent all instruments evidencing all Loans (collectively, the "Collateral Notes") of Guarantor then outstanding
                              ----------------
and if such Loan is secured by Real Property, a Mortgage Assignment with respect to each such Loan. In addition, each time Guarantor shall make a new Loan, Guarantor shall immediately deliver to the Agent the Collateral Note evidencing such Loan and if such Loan is secured by Real Property, a Mortgage Assignment with respect to each Loan. The Agent shall keep all Collateral Notes and Mortgage Assignments at its principal office in New York City in a vault or other place of similar security. Guarantor and its authorized agents and representatives, which shall include its Independent Public Accountants, shall at all times, during normal business hours, have full access to examine, but not to remove, without the prior consent of the Agent, the Collateral Notes and Mortgage Assignments; provided, however, that (i) Guarantor and/or its authorized agent shall have given the Agent at least 24 hours prior notice, or such other notice as may be required by applicable provisions of the Investment Company Act of 1940, as amended, before seeking access to the Collateral Notes and Mortgage Assignments and

(ii) the Agent shall, in its sole discretion, be entitled to have one of its employees, agents or representatives present at all times or from time to-time during any such period of access.

          (b) Upon the Agent's request, Guarantor shall immediately deliver to the Agent or its designee, at Guarantor's expense, copies of all documents, chattel paper, security agreements, guarantees and other writings evidencing any Loan or its related Underlying Collateral.

          (c) At any time on or after a Default or Event of Default, upon the Agent's request, Guarantor shall immediately deliver to the Agent or its designee all documents, instruments, chattel paper, security agreements, guarantees and other writings so requested by the Agent evidencing any Collateral of Guarantor, such documents, instruments, chattel paper, security agreements, guarantees and other writings to be held as Collateral under the terms of this Agreement.

          (d) The Agent shall have no obligation to inspect or examine any of the Collateral Notes, Mortgage Assignments or other documents delivered to it by Guarantor hereunder, and shall be entitled to assume, and shall be fully protected in assuming, without inspection or examination, that Guarantor has complied in full with its delivery obligations hereunder.

     SECTION 2.5. FURTHER ASSURANCES. (a) At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing Law or the proposal by any Governmental Authority of a new Law which, in the Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, then, in addition to the acts specifically required to be performed by Guarantor elsewhere under this Agreement, Guarantor shall do all other things and sign and deliver all other documents and instruments reasonably requested by the Agent to perfect, protect, maintain and enforce the security interests and liens of the Agent in the Collateral, and the first priority of such security interests and liens, and other rights granted hereunder or under any other present or future agreement between Guarantor and the Agent, including, without limitation, the Loan Documents. Such acts shall include but not be limited to the marking of Guarantor's Books and Records, the chattel paper and instruments to show the Agent's security interests and liens and the recording of Mortgage Assignments and/or the filing of financing, renewal and/or continuation statements under the UCC or other documents evidencing the Agent's liens under applicable law and the delivery of any Collateral the physical possession of which is necessary or desirable in order for the Agent to perfect its liens. Upon the occurrence of any of the events specified in subclauses (i) and (ii) of this Section 2.5(a), Guarantor authorizes the Agent to execute, file and/or record, alone any financing, renewal and/or continuation statement, any Mortgage Assignment or any other document or instrument which the Agent may require to perfect, protect, continue or enforce in accordance herewith any security interest, lien or other right hereunder or under any of the other Loan Documents and authorizes the Agent to sign Guarantor's name on the same. Upon payment in full by Borrower of all the Obligations in accordance with the terms thereof, the security interests and liens granted by Guarantor hereunder shall terminate, except that if, at any time, all or part of the payment of the monetary Obligations theretofore made by Borrower or any other Person is rescinded or otherwise must be returned by the Agent or any Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or such other Person), the security interests and liens granted hereunder or under any other present or future agreement between Guarantor and the Agent, and all rights of the Agent and all Obligations shall be reinstated as to monetary Obligations which were satisfied by the payment to be rescinded or returned, all as though such payment had not been made, and Guarantor shall sign and deliver to the Agent all documents and things necessary to perfect all terminated liens subject to the intervening liens, if any, granted by Guarantor to any Person.

     (b) A carbon, photographic, or other reproduction of this Agreement shall be sufficient as a UCC filing and may be filed in any appropriate office in lieu thereof.

     (c) Upon the occurrence of any of the events specified in subclauses (i) and (ii) of Section 2.5(a), to the extent requested by the Agent, Guarantor will use its best efforts to cause each mortgagee of any and all real estate under any lease included in any Underlying Collateral and each landlord under any lease included in any Underlying Collateral to execute and deliver to the Agent assignments, in form and substance satisfactory to the Agent, by which such mortgagee or landlord waives its rights, if any, to the Collateral.

     SECTION 2.6. APPOINTMENT OF AGENT AS ATTORNEY-IN-FACT. Upon the occurrence of any of the events specified in subclause (i) of Section 2.5(a), Guarantor does hereby irrevocably make, constitute and appoint the Agent and any of its officers, employees or agents as the true and lawful attorneys of Guarantor with power to:

     (a) sign the name of Guarantor on any financing statement, renewal financing statement, notice or other similar document that in the Agent's opinion must be filed in order to perfect or continue perfected the security interests granted in this Agreement or any Other Agreements;

     (b) receive, endorse, assign and deliver, in Guarantor's name or in the name of the Agent, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to Guarantor concerning the Collateral and, during the existence of an Event of Default (as hereinafter defined), to notify postal authorities to change the address for delivery of mail to such address as the Agent may designate;

     (c) sign Guarantor's name on any notices to any of Guarantor's clients or customers; and

     (d) upon the occurrence and during the continuance of an Event of Default, take or bring at Guarantor's cost, in Guarantor's name or in the name of the Agent, all steps, actions and suits deemed by the Agent necessary or desirable to effect collections in connection with any Loans, to enforce payment in connection with any Loans, to settle, compromise or release in whole or in part, any amounts owing in connection with any Loans, to prosecute any action or proceeding with respect to any Loans, to extend the time of payment in connection with any Loans, to make allowances and adjustments with respect thereto, to secure credit in the name of the Agent, and to do all other things necessary or desirable to realize upon the Collateral, including but not limited to the Underlying Collateral, and to carry out this Agreement and all Other Agreements.

     Neither the Agent nor its agents or attorneys will be liable for any act or omission nor for any error of judgment or mistake of fact unless such act, omission, error or mistake shall occur as a result of their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as the Obligations remain unpaid.

     SECTION 2.7. INDEMNITY. In addition to all of the Agent's and Banks' other rights and remedies under the Loan Documents, Guarantor will hold the Banks and the Agent from and indemnify the Banks and the Agent or other designee of the Agent against all losses, damages, costs and expenses (including, without limitation, attorneys' fees, costs and expenses) incurred by any of them, whether prior to or from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or relating to any suit, investigation, action or proceeding by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including without limitation, any Federal or state antitrust laws, or under any common law or equitable cause or otherwise, all to the extent arising from or in connection with this Agreement or the other Loan Documents or the enforcement of the rights of the Agent hereunder, other than losses, damages, costs and expenses resulting from, but only to the extent resulting from, the willful misconduct or gross negligence of the Person seeking indemnification.

     SECTION 2.8. GUARANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) Guarantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent or the Banks of any rights under this Agreement or any of the other Loan Documents shall not release Guarantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) neither the Agent nor the Banks shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any of the other Loan Documents nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of Guarantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.9. AGENT MAY PERFORM. If Guarantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Guarantor, together with interest thereon at the rate specified in Section 2.6 of the Loan Agreement, and until so paid shall be deemed part of the Obligations.

     SECTION 2.10. AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest and the interests of the Banks in the Collateral and shall not impose any duty upon it to exercise any such powers except as provided herein. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder and performing its other express duties hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                                 ARTICLE II(A)
                                    GUARANTY

     SECTION 2(a).1 Guaranty. (a) Subject to the limitations of Section 2(a).1(b) Guarantor hereby absolutely, irrevocably and unconditionally guarantees the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. This Agreement constitutes a guaranty of payment and neither the Agent nor the Banks shall have any obligation to enforce any Loan Document or exercise any right or remedy with respect to any collateral security thereunder by any action, including making or perfecting any claim against any Person or any collateral security for any of the Guarantor Obligations, prior to being entitled to the benefits of this Agreement. The Agent may, at its option, proceed against the Guarantor, in the first instance, to enforce the Guarantor Obligations without first proceeding against Borrower or any other Person, and without first resorting to any other rights or remedies, as the Agent may deem advisable. In furtherance hereof, if the Agent or the Banks are prevented by law from collecting or otherwise hindered from collecting or otherwise enforcing any of the Obligations, in accordance with its terms, the Agent or the Banks, as the case may be, shall be entitled to receive hereunder from the Guarantor after demand therefor, the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.

          (b) Notwithstanding anything to the contrary contained herein, the maximum amount of the obligations of the Guarantor hereunder shall not, as of any date of determination, exceed the lesser of a) the greatest amount that is valid and enforceable against the Guarantor under principles of New York State contract law and b) the greatest amount that would not render the Guarantor's liability hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each
                                         ------------------------
case after giving effect to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, (provided, however, as to the Guarantor, each such exclusion shall only apply if such exclusion would result in this Agreement being enforceable against the Guarantor under Fraudulent Transfer Laws) any liability
(A) in respect of intercompany indebtedness to the Borrower, any Subsidiary or any other Affiliate of the Borrower, to the extent that such intercompany indebtedness would be discharged in an amount equal to the amount paid by the Guarantor hereunder, and (B) under any guarantee of (1) senior unsecured indebtedness or (2) indebtedness subordinated in right of payment to any of the Obligations, in either case which contains a limitation as to maximum liability similar to that set forth in this Section 2.1(b) and pursuant to which the liability of the Guarantor hereunder is included in the liabilities taken into account in determining such maximum liability) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of the Guarantor pursuant to applicable law or any agreement providing for an equitable allocation among such Guarantor, the Subsidiaries and the other Affiliates of the Borrower of obligations arising under guarantees by such parties.

          (c) The Guarantor agrees that the Guarantor Obligations may at any time and from time to time exceed the maximum liability of the Guarantor hereunder without impairing this Agreement or affecting the rights and remedies of the Agent or any Bank hereunder.

     SECTION 2(A).2 ABSOLUTE OBLIGATION
                    -------------------

          The Guarantor shall not be released from liability hereunder unless and until the Termination Date and the Swing Line Maturity Date shall each have occurred and (a) the Borrower shall have paid in full in cash the outstanding principal balance of the Revolving Credit Loans and the Term Loans, together with all accrued interest thereon, and all other Obligations and sums then due and owing under the Loan Documents, or (b) the Guarantor Obligations shall have been paid in full in cash. Guarantor acknowledges and agrees that a) neither the Agent, nor the Banks has made any representation or warranty to the Guarantor with respect to the Borrower, its Subsidiaries, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or any other matter whatsoever, and b) the Guarantor shall be liable hereunder, and such liability shall not be affected or impaired, irrespective of (1) the validity or enforceability of any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or the collectability of any of the Obligations, (2) the preference or priority ranking with respect to any of the Obligations, (3) the existence, validity, enforceability or perfection of any security interest or collateral security under any Loan Document, or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (4) any failure, delay, neglect or omission by the Agent or the Banks to realize upon, enforce or protect any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or any of the Obligations, (5) the existence or exercise of any right of set-off by the Agent or the Banks, (6) the existence, validity or enforceability of any other guaranty with respect to any of the Obligations, the liability of any other Person in respect of any of the Obligations, or the release of any such Person or any other guarantor of any of the Obligations, (7) any act or omission of the Agent or the Banks in connection with the administration of any Loan Document, or any of the Obligations, (8) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors commenced by or against, any Person, (9) the disaffirmance or rejection, or the purported disaffirmance or purported rejection, of any of the Obligations, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, in any bankruptcy, insolvency, reorganization or receivership, or any other proceeding for the relief of debtor, relating to any Person, (10) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith or any of the Obligations, or which might cause or permit to be invoked any alteration in the time, amount, manner or payment or performance of any of Obligations and liabilities (including the Obligations), (11) the merger or consolidation of the Borrower into or with any Person, (12) the sale by the Borrower of all or any part of its assets, (13) the fact that at any time and from time to time none of the Obligations may be outstanding or owing to the Agent or the Banks, (14) any amendment or modification of, or supplement to, any Loan Document or (15) any other reason or circumstance which might otherwise constitute a defense available to or a discharge of the Borrower in respect of its obligations or liabilities (including the Obligations) or of the Guarantor in respect of any of the Guarantor Obligations (other than by the performance in full thereof).

     SECTION 2(A).3 PAYMENTS IN BANKRUPTCY; STRICT PERFORMANCE
                    ------------------------------------------

          (a) If, at any time or times subsequent to the payment of all or any part of the Borrower Obligations or the Guarantor Obligations, any Bank, the Swing Line Lender or recipient thereof shall be required to repay any amounts previously paid by or on behalf of the Borrower or the Guarantor in reduction thereof by virtue of an order of any court having jurisdiction in the premises, including as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Guarantor unconditionally agrees to pay to the Agent, within 10 days after demand, a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such repayment by such Bank, the Swing Line Lender or such recipient to the date of payment to the Agent at the at the highest rate specified in Section
2.6 of the Loan Agreement.

          (b) The Guarantor agrees that the Guarantor Obligations and the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent, the Swing Line Lender or any Bank with respect thereto.

                                  ARTICLE III

                         PRIORITY OF SECURITY INTERESTS

     SECTION 3.1. PRIORITY OF SECURITY INTERESTS. Guarantor warrants and represents to the Agent and the Banks that, as to those assets for which perfection may be accomplished by filing or by possession under the UCC, the security interests granted to the Agent hereunder constitute and will constitute at all times a valid and perfected security interest vested in the Agent in and upon the Collateral. Guarantor further warrants and represents that the Agent's security, interests in the Collateral are not and hereinafter shall not become subordinate or junior to the security interests, liens or claims of any other Person, firm or corporation, including the United States or any department, agency or instrumentality thereof, or any state, county or local governmental agency, except for the Permitted Liens. Guarantor shall not grant (without the prior written approval of the Agent) a security interest in or permit a lien or encumbrance upon any of the Collateral to anyone except the Agent as long as any of the Obligations remain unpaid, except for the Permitted Liens.

                                   ARTICLE IV
                                   COLLATERAL

     SECTION 4.1. REPRESENTATIONS, COVENANTS AND WARRANTIES. Guarantor hereby makes the following representations, warranties and covenants to the Agent and the Banks, which shall survive the execution and delivery of the Loan Documents and (except to the extent that any of such representations, and warranties and covenants expressly relate to earlier dates) shall be deemed repeated and confirmed as of each date on which any Revolving Credit Loans or Term Loans are requested by Borrower or made by any Bank:

     (a) Guarantor is now and at all times hereafter shall be the absolute owner, free and clear of all Liens (other than Permitted Liens) except security interests and rights of the Agent and the Banks granted herein and subordinate Liens granted to the Borrower pursuant to the Intercompany Demand Loan Documents (which have been assigned to the Agent for the ratable benefit of the Banks as additional collateral security), of indefeasible title to all of the Collateral, except for that portion of Guarantor's rights and/or obligations under any Loan in which Guarantor has granted a participation to any Person in accordance with
Section 2.14 of the Loan Agreement;

     (b) To the best of Guarantor's knowledge, each outstanding Loan does, and each future Loan will, represent a bona fide, valid and legally enforceable indebtedness according to its terms, and each Loan, at the time of creation thereof, except with the consent of the Agent and the Banks, will be subject to no offsets, discounts, counterclaims, contra-accounts or any other defense of any kind or character that materially adversely affects the value of the Loan;

     (c) With respect to each outstanding and future Loan, the Agent and the Banks may rely on all statements or representations made by Guarantor on or with respect to such Loans delivered hereunder or under the Loan Agreement, and, unless otherwise indicated in writing by Guarantor, each outstanding Loan is, and each future Loan will be, genuine and in all respects what it purports to be, and, to Guarantor's knowledge, there are no, and, at the time of creation of each Loan there will not be any, to Guarantor's knowledge, facts, events or occurrences that would in any way materially impair the validity or enforcement thereof;

     (d) All of the outstanding Loans have been, and all future Loans will be, created, and are (or in the case of future Loans, will be), and the form and content of each document related to all outstanding and future Loans, the security related thereto, and the transactions from which it arose comply (or, in the case of future Loans, will comply) in all material respects with any and all applicable laws, ordinances, rules and regulations, Federal, state and/or local, with respect to the extension of credit and charging of interest, including, without limitation, as applicable, the Federal Consumer Credit Protection Act, the Federal Fair Credit Reporting Act, the Federal Trade Commission Act, the Federal Equal Credit Opportunity Act and all Federal, state and local laws related to licensing, usury, truth in lending, real estate settlement procedures, consumer protection, equal credit opportunity, fair debt collection, unfair and deceptive trade practices, rescission rights and disclosures, and with all rules and regulations thereunder, all as amended, and any disclosures required with respect to any Loan the failure of which to make would have a Material Adverse Effect on Guarantor were and will continue to be made properly and in a timely manner;

     (e) The original amount and unpaid balance of each Loan shown on Guarantor's books and records and on any statement or schedule delivered to the Agent are and will be true and correct, and the unpaid balance is and will be the amount actually owing to Guarantor.

     (f) If requested by the Required Banks at any time or from time to time, Guarantor shall cause a Lien search against each Person to whom a Loan has been made satisfactory to the Agent, to be performed and delivered directly to the Agent, which Lien search shall indicate the absence of any Liens against such Person or the property of the Person on which Guarantor has a Lien, other than Liens in favor of Guarantor which have been assigned to the Agent or the Banks or Liens in favor of the Agent or the Banks and other than Permitted Liens;

     (g) Guarantor has not extended and will not extend any credit of any kind or in any manner to any Person in connection with the transactions from which the Loans arose or will arise other than as Guarantor has indicated on and has had evidenced by, or will indicate or have evidenced by, in the case of future Loans, Guarantor's files related to the Loans;

     (h) Each security agreement, UCC filing, mortgage, title retention instrument, and other document and instrument, if any, which is security for the Loans contains, or will contain, in the case of future Loans, a correct and sufficient description of the Underlying Collateral covered thereby and each lien, mortgage or security interest which secures any outstanding Loan is, or any future Loan will be, valid;

     (i) To the best knowledge of Guarantor, except as disclosed to the Agent, any and all policies of insurance related to the property securing any obligation of a Person to whom Guarantor has made a Loan, or any guarantor of such Loan, in connection with any Loan and any credit life insurance, credit disability insurance, or credit unemployment insurance are in full force and effect in accordance with the terms of all agreements between Guarantor and such Person or guarantor;

     (j) Guarantor has no knowledge of any fact which would impair in any material respect the value or validity of any Loan except as disclosed to the Agent; and

     (k) The transactions contemplated herein, including the granting of security interests herein and the enforcement by the Agent of its rights hereunder if a Default or Event of Default occurs, do not and will not affect the validity of the pledges of the Underlying Collateral and the Loans secured by the Underlying Collateral are and will still be valid against the Obligers of such Loans.

     (l) The information contained on each Loan Request, including such information relating to proceeds used directly or indirectly by Guarantor, is true and correct.

     SECTION 4.2. COLLECTIONS. (a) Subject to the provisions of this Agreement and the other Loan Documents, Guarantor shall service, manage, enforce, and make Collections in connection with the Loans. "Collections", as
                                                              -----------
used herein, means payment of principal and interest on the Loans, other payments made with respect to Loans, the cash proceeds realized from the enforcement of Loans and any security therefor, or the collateral, proceeds of credit or group life insurance, and all proceeds of insurance of any real or personal property which secure any of the Loans.

     (b) With respect to each of the Collections: Guarantor shall collect all Collections, receive all payments thereon and immediately deposit the proceeds thereof into a Depository Account. Guarantor may withdraw funds from such account to use in the ordinary course of its business.

     SECTION 4.3. RIGHTS OF AGENT REGARDING COLLATERAL. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right, and upon the direction of the Required Banks shall, at any time and from time to time thereafter, without notice to Guarantor, (a) to notify, and upon the direction of the Agent to Guarantor, the Guarantor will notify, (i) all Persons to whom Guarantor has made Loans that the Agent has a security interest in such Collateral and direct all such Persons to make payments to the Agent or its designee, and to such banks and accounts (which may be the Collateral Account) as designated by the Agent or such designee, of all sums owing by them to Guarantor, and (ii) all banks in which Guarantor has any Depository Accounts of the occurrence of an Event of Default and direct all such Banks to transfer into the Collateral Account, or to such other account at such bank as shall be designated by the Agent or its designee, all amounts on deposit from time to time in the related Depository Accounts; (b) to settle, compromise, sell, assign, extend or renew any debt owing by any Persons to whom Guarantor has made a Loan; (c) to sell or assign such Collateral upon such terms as the Agent may deem advisable; and (d) to discharge and release in the name of Guarantor and the Agent any such debt. Any and all disbursements for costs and expenses incurred or paid by the Agent with respect to the enforcement, collection or protection of its interest in the Collateral, or against Guarantor, whether by suit or otherwise, notification of Persons to whom Guarantor has made Loans, including reasonable attorneys' fees actually incurred, court costs and similar expenses, if any, shall become a part of the Guarantor Obligations secured by the Collateral, payable on demand.

                                   ARTICLE V
                                    DEFAULT

     SECTION 5.1. EVENTS OF DEFAULT. Any one of the following events will constitute an "Event of Default":
               ----------------

     (a) failure of Guarantor to observe, perform or comply with any of the terms, provisions, conditions or covenants, or, in any material respect, any warranties or representations, contained in this Agreement other than in Section
4.1 hereof;

     (b) failure of Guarantor to observe, perform or comply with any of the terms, provisions, conditions, covenants, warranties or representations contained in Section 4.1 of this

Agreement, which failure shall not have been remedied within 30 days after such failure shall first have become known to any officer of Guarantor;

     (c) the occurrence of an Event of Default under the Loan Agreement; or

     (d) any of the Loan Documents shall cease to be in full force and effect.

     SECTION 5.2. REMEDIES. (a) Upon the occurrence of any Event of Default, the Agent shall have, in addition to any other rights and remedies contained in this Agreement or in any of the Other Agreements, all the rights and remedies of a secured party under the UCC, and all other rights and remedies provided by law, all of which shall be cumulative to the extent permitted by law. Upon the occurrence of any Event of Default and at any time thereafter if such or any other default shall then be continuing, the Agent shall have the right without further notice to Guarantor to, and upon the direction of the Required Banks shall, appropriate, take possession and control of, set off and apply to the payment of any or all of the Obligations and/or the Guarantor Obligations, any or all Collateral, subject to and in the manner set forth in Section 5.3 to enforce payment in connection with the Loans or any other Collateral to settle, compromise or release, in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustment with respect thereto, to issue credits in the name of Guarantor or the Agent, to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, at broker's board, for cash, upon credit or otherwise, at the Agent's sole option and discretion and the Agent and any Bank or other Person interested in the Obligations may bid or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived. Guarantor agrees that the giving of ten days notice by the Agent, sent by certified mail, return receipt requested postage prepaid, to the address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Guarantor waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by the Agent in accordance with Section 5.3 hereof, and the Guarantor shall remain liable to the Agent and the Banks for any deficiency, together with interest thereon at the rate provided in the Loan Agreement with respect to the Obligations and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees actually incurred, expenses and disbursements.

     (b) If at any time or times hereafter the Agent employs counsel for advice with respect to this Agreement or any Other Agreements, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement or any Other Agreements (including, without limitation, the interpretation or administration, or the amendment, waiver or consent with respect to any term, of this Agreement or any Other Agreements), or relating to any Collateral, or to protect, take possession of, or liquidate any Collateral, or to attempt to enforce any security interest or lien in any Collateral, or to represent the Agent in any pending or threatened litigation with respect to the affairs of Guarantor in any way relating to any of the Collateral or to the Obligations or to enforce any rights of the Agent, any Bank or liabilities of Guarantor, any Person to whom Guarantor has made a Loan, or any Person which may be obligated to the Agent or such Bank by virtue of this Agreement or any Other Agreement, instrument or document now or hereafter delivered to the Agent or any Bank by or for the benefit of Guarantor or for the benefit of Borrower, then in any of such events, all of the reasonable attorneys' fees actually incurred arising from such services, and any expenses, costs and charges relating thereto, shall be Guarantor Obligations secured by the Collateral.

     (c) Upon the occurrence of an Event of Default, the Agent shall have the right to require Guarantor to assemble all Collateral not already in the Agent's possession and make it reasonably available to the Agent at one or more places to be designated by the Agent which are reasonably convenient to both parties, and to take possession of such Collateral and to enter and remain upon the various premises of Guarantor without cost or charge to the Agent, and to use the same, together with materials, supplies, books and records of Guarantor for the purpose of collecting such Collateral or liquidating such Collateral (plus any Collateral already in the Agent's possession), whether by foreclosure, auction or otherwise. In addition, the Agent may remove from such premises such Collateral, and any records with respect thereto, to the premises of the Agent or any Custodian for such time as the Agent may desire, in order to effectively collect or liquidate such Collateral.

     (d) Upon the occurrence of an Event of Default, the Agent shall have the right to, and upon the direction of the Required Banks shall, require Guarantor to establish and maintain a lockbox service (which may be the Collateral Account) with such bank or banks as may be acceptable to the Agent. In the event Guarantor (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any monies, checks, notes, drafts or any other items of payment relating to, or proceeds of, the Loan, Guarantor agrees with the Agent as follows:

          (i) Guarantor shall hold all such items of payment in trust for the Agent and the Banks and as the property of Agent and the Banks, separate from the funds of Guarantor, and Guarantor shall immediately forward, or cause to be forwarded, the same to the lockbox service for application to the Guarantor Obligations;

          (ii) Guarantor shall forward to the Agent, on a daily basis, deposit slips related to all such items of payment received by Guarantor and, if requested by the Agent, copies of such checks and other items, together with a statement showing the application of that portion of such items of payment relating to payment in connection with the Loans and a collection report with regard thereto in form and substance satisfactory to the Agent;

          (iii) All such items of payment shall be the sole and exclusive property of the Agent for the benefit of the Banks immediately upon the earlier of receipt of such items by the Agent or the receipt of such items by Guarantor;

          (iv) The lockbox service shall be subject to the sole control of the Agent and the Agent shall have the right at all times in its sole discretion to apply all or part of such items of payment to the payment in accordance with Section 5.3 hereof. The Agent may, and upon the direction of the Required Banks shall, release to Guarantor all or any part of such items of payment; and

          (v) The Agent assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

     SECTION 5.3. APPLICATION OF PROCEEDS. (a) The proceeds of any payment made by Guarantor pursuant to this Guaranty and Security Agreement and the proceeds of any lockbox collection or sale of, or other realization upon, all or any part of the Collateral shall be applied by the Agent in the following order of priority:

          first, to payment of the expenses of enforcement and/or collection, of such lockbox or sale and/or other realization, including reasonable compensation to the Agent and its agents and counsel and all expenses, liabilities, advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent is to be reimbursed under this Agreement;

          second, to the payment of the Guarantor Obligations; and

          third, after indefeasible payment in full of all Obligations and Guarantor Obligations, to payment to Guarantor or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     The Agent may make distributions hereunder in cash or in kind, but such distributions to the Banks shall in all events be made pro rata on the basis of the respective Exposure Percentages of the Obligations. Distributions made under clause "second" above may also be made in a combination of cash or property, but distributions to the Banks shall be made pro rata on the basis of the respective Exposure Percentages of the Obligations. Distributions made under clauses "first" and "third" may also be made in a combination of cash or property. Any deficiency remaining, after application of such cash or cash proceeds to the Guarantor Obligations, shall continue to be Guarantor Obligations for which Guarantor remains liable.

     (b) In making the determinations and allocations required by this Section 5.3, the Agent may rely upon information supplied by the Banks as to the amounts of the Obligations held by them, and the Agent shall have no liability to any of the Banks for actions taken in reliance upon such information. All distributions made by the Agent pursuant to this Section 5.3 shall be final, and the Agent shall have no duty to inquire as to the application by the Banks of any amount distributed to them. However, if at any time the Agent determines that an allocation was based upon a mistake of fact (including without limitation, mistakes based on an assumption that principal or interest or any other amount has been paid by payments that are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Agent may in its discretion, but shall not, subject to Section 5.3(c), be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Banks receive the distributions to which they would have been entitled if such mistake of fact had not been made.

     (c) If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the security interests created hereby are enforced with respect to some, but not all, of the Guarantor Obligations, the Agent shall nonetheless apply the proceeds for the benefit of the Banks in the proportion and subject to the priorities of Section 5.3(a). To the extent that the Agent distributes proceeds collected with respect to one Obligation to or on behalf of the holder of another Obligation or a Bank obtains the equivalent of proceeds through the exercise of any right of setoff, the holder of the former Obligation shall be deemed to have purchased a participation in the latter Obligation or shall be subrogated to the rights of the holder thereof to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds.

     SECTION 5.4. WAIVER BY AGENT OR BANKS. The Agent's or any Bank's failure at any time or times hereafter to require strict performance by Guarantor of any of the provisions, warranties, terms and conditions contained in this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of the Agent or any Bank at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement or any of the Other Agreements, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or any Other Agreement shall be deemed to have been waived by any act or knowledge of the Agent or any Bank, or their respective agents, officers or employees except by an instrument in writing signed by an officer of the Agent or such Bank and directed to Guarantor specifying such waiver.

                                   ARTICLE VI
                                 MISCELLANEOUS

     SECTION 6.1. CONTINUING GUARANTY AND CONTINUING LIEN. This Agreement constitutes a continuing guaranty of payment of Guarantor. The Collateral described in this Agreement secures all present and future Guarantor Obligations of Guarantor. There is included within the term "Collateral," as used herein,
                                                  ----------
all other property and all interests therein of any kind hereafter acquired by Guarantor, meeting or falling within the general description of the Collateral set forth herein and also the proceeds and products thereof.

     SECTION 6.2. WAIVERS BY GUARANTOR. (a) Guarantor irrevocably waives the right to direct the application of any and all payments which may be received by the Agent during the continuance of an Event of Default, and Guarantor does hereby irrevocably agree that, during the continuance of an Event of Default, the Agent shall have the continuing exclusive right to apply and reapply any and all such payments received in such manner as the Agent may deem advisable, notwithstanding any entry upon any of its books and records.

     (b) Guarantor also waives any and all notices of demand, notice or protest that Guarantor might be entitled to receive with respect to this Agreement by virtue of any applicable statute or law, and waives promptness, diligences, presentment, demand, protest, notice of protest, notice of default, release, compromise, settlement, extension or renewal of all commercial paper, accounts, contract rights, instruments, guaranties, and otherwise, at any time held by the Agent or the Banks on which Guarantor may in any way be liable, notice of nonpayment at maturity of any and all Loans and/or Obligations, notice of any action taken by the Agent or the Banks unless expressly required by this Agreement, all defenses which may be available by virtue of any valuation, stay, moratorium law or similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally.

     SECTION 6.3. PARTIES. This Agreement and any of the Other Agreements, instruments and documents executed and delivered pursuant hereto or to consummate the transactions contemplated hereunder shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     SECTION 6.4. GOVERNING LAW. THIS AGREEMENT AND ANY OTHER AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE

TO THE EXERCISE OF REMEDIES OR THE PERFECTION OF SECURITY INTERESTS UNDER THE
UCC.

     SECTION 6.5. WAIVER OF JURY TRIAL AND SETOFF. EACH OF GUARANTOR AND THE AGENT HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER AGREEMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE OTHER AGREEMENTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN GUARANTOR AND ANY OF THE BANKS OR THE AGENT, BETWEEN ANY BANKS AND BETWEEN THE AGENT AND ANY BANKS AND GUARANTOR HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

     SECTION 6.6. JURISDICTION; SERVICE OF PROCESS. Guarantor hereby irrevocably consents to the Jurisdiction of the Courts of the State of New York, County of New York and of any Federal Court located in the Southern District of New York, and agrees that venue in each of such Courts is proper in connection with any action or proceeding arising out of or relating to this Agreement, the Other Agreements, or any document or instrument delivered pursuant to this Agreement or the Other Agreements. Nothing herein shall affect the right of any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Guarantor in any other jurisdiction.

     SECTION 6.7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Guarantor and all terms, provisions, conditions and agreements to be performed by Guarantor contained in this Agreement and in the other Loan Documents shall be true and correct, and satisfied, where applicable, at the time of the execution of this Agreement, and shall survive the execution and delivery of this Agreement and all Other Agreements.

     SECTION 6.8. OBLIGATIONS SECURED BY PROPERTY OTHER THAN COLLATERAL. To the extent that the Obligations and/or Guarantor Obligations are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other Person, then the Agent shall have the right to, and upon the direction of the Required Banks shall, proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of an Event of Default, and the Agent shall have the right, with the consent of the Required Banks, to determine which rights, security, liens, security interests or remedies the Agent shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of the Agent's rights or any of the Bank's rights under the Guarantor Obligations, the Obligations, this Agreement or any Other Agreements.

     SECTION 6.9. SUCCESSOR AGENT. In the event a successor agent is appointed pursuant to the provisions of Section 11.4 of the Loan Agreement, such successor agent shall succeed to the rights, powers and duties of the Agent hereunder, and the term "Agent" shall mean
                         -----
such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to the Loan Agreement or any holders of the Revolving Credit Notes or Term Notes. Such former Agent agrees to take such actions as are reasonably necessary to effectuate the transfer of its rights, powers and duties to such successor agent.

     SECTION 6.10. TERMINATION. This Agreement and the security interest in the Collateral created hereby will terminate when the Guarantor Obligations and the Obligations have been irrevocably paid and finally discharged in full in accordance with the terms hereof and of the Loan Agreement, and the Banks are no longer obligated to make Revolving Credit Loans or Term Loans under the Loan Agreement. No waiver by the Agent or any Bank or any other holder of the Revolving Credit Notes or the Term Notes of any default will be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by any Bank (including the Agent in its capacity as a Bank but not as Agent) of a Revolving Credit Note(s) or a Term Note(s) or any portion thereof, such Bank may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of the Revolving Credit Note(s) or Term Note(s), whereupon such purchaser or purchasers will become vested with all of the powers, rights and responsibilities of such Bank hereunder, and such Bank will thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights, interest and responsibilities so assigned, other than liabilities arising out of actions taken prior to the date of assignment. Guarantor may not assign this Agreement without the express written consent of the Agent and the Banks.

     SECTION 6.11. NOTICES. All notices, requests, consents, demands or other communications provided for herein to be given to the Agent, any Bank, or to the Borrower shall be given in accordance with the terms of Section 10.4 of the Loan Agreement. All notices, requests, consents, demands or other communications provided for herein to be given to the Guarantor shall be given in accordance with the terms of Section 10.4 of the Loan Agreement c/o Medallion Financial Corp. at the address provided in Section 10.4 for Medallion Financial Corp.

     SECTION 6.12. SEVERABILITY. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 6.13. COUNTERPARTS. This Agreement may be executed by the parties hereto in counterparts, each of which shall be an original and both of which shall together constitute one and the same agreement.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written by the duly authorized officers of the parties hereto.

                         BUSINESS LENDERS, LLC


                         By:________________________________
                         Name:  Thomas Kellogg
                         Title: President



                         By:________________________________
                         Name:  Daniel F. Baker
                         Title: Treasurer and Chief Financial Officer



                         FLEET BANK, N.A.,
                         as Agent


                         By:________________________________
                         Name:  Andrea H. Lee
                         Title: Vice President

                                   EXHIBIT L

                       FORM OF INTERCOMPANY DEMAND NOTE

                                                                     , 1998
                                                      ---------------

          FOR VALUE RECEIVED, the undersigned, Business Lenders, LLC, a Delaware limited liability company (the "Borrower"), promises to pay MEDALLION FINANCIAL CORP., a Delaware corporation (the "Creditor") at Creditor's offices at 437 Madison Avenue, 38th floor, New York, New York 10022, or such other address as the holder hereof shall have designated to the Borrower, on demand, the aggregate unpaid principal amount of all loans (the "Intercompany Loans") or other advances made by the Creditor to the Borrower, as shown either on the grid (the "Grid") attached to this Note or in the records of Creditor.

          The unpaid principal amount of this Note from time to time outstanding shall bear interest, payable quarterly, at a per annum rate equal to "Prime Rate." As used herein, the Prime Rate means the "prime rate" as reported in the Wall Street Journal, such rate to be adjusted automatically (without notice) on the effective date of any change in such reported rate. Notwithstanding the foregoing, upon any default in payment of any sum due and payable hereunder, such interest rate shall not be less than the 2% per annum plus the rate hereinabove provided, to the extent permitted by applicable law. All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America, in immediately available funds without setoff or counterclaim and free and clear of and exempt from, and without deduction for or on account of, any present or future taxes, levies, imposts, duties, deduction, withholdings or other charges of whatsoever nature, imposed, levied, collected, withheld or assessed by or within [the United States] or any political subdivision or taxing authority therein or thereof (collectively, "Taxes"). In the event that, notwithstanding the foregoing provisions of this paragraph, any payments made hereunder on account of any obligations of the Borrower hereunder shall not be made free and clear of and exempt from and without deduction for or on account of any Taxes, then and in any such event, the Borrower shall pay such additional amounts as may be necessary in order that each net payment made hereunder after payment or deduction or withholding for or on account of any Taxes will not be less than the amount provided for in the obligations of the Borrower hereunder to be then due and payable. If for the purposes of obtaining a judgment in any court it becomes necessary to convert into any currency any amount in United States Dollars due hereunder, then the conversion shall be made at the rate of exchange prevailing on the day before the day on which the judgment is given. For this purpose, "rate of exchange" means the rate at which the holder of this Note is able on the relevant date to purchase United States Dollars for such other currency for commercial transactions. In the event that there is a change in the rate of exchange prevailing between the day before the day on which the judgment is given and the date of payment, the Borrower will pay such additional amount (if any) as may be necessary to insure that any amount paid on said date is the amount in such other currency which when converted at the rate of exchange prevailing for commercial transactions on the date of payment is the amount then due under this Note in United States dollars. Any such additional amount due from the Borrower will be due as a separate debt and shall not be affected by judgment being obtained for any other sum due under or in respect of this Note.

          The undersigned acknowledges that this Note will be pledged to the Agent (as defined herein), for the ratable benefit of the Banks (as defined herein), pursuant to the Loan Agreement, dated as of July 31, 1998 (the "Loan Agreement"), as from time to time amended, modified, supplemented, restated and in effect, among Creditor, the banks that from time to time are signatories thereto (the "Banks") and Fleet Bank, National Association as a Bank, as Swing Line Lender, as Arranger and as Agent (the "Agent"). The undersigned hereby waives presentment, demand, notice of dishonor, protest, and all other notices whatsoever.

          In addition to and not in limitation of the foregoing the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

          No delay on the part of the Creditor or any other holder of this Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Note shall in any event be effective unless the same shall be in writing and signed and delivered by the holder hereof.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, creation or nonpayment of all or any of the Intercompany Loans.

          The provisions of this Note shall be subject to the terms and conditions of the Loan Agreement.

          This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles. Any legal action or proceeding hereunder against the Borrower may be brought in the courts of the State of New York or of the United States for the Southern District of New York and, by the execution and delivery hereof, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. It is agreed that service of process out of either of the aforementioned courts in any action or proceeding may be made by mailing copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth below and such service shall become effective 30 days after such mailing. Nothing herein shall affect the right to serve process in any other manner permitted by law. To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this Note.

Address:                                BUSINESS LENDERS, LLC

15 Lewis Street
Hartford, CT  06103                     By:
                                           ----------------------------

                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------



                                        By:
                                           ----------------------------

                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------



          Pay to the order of Fleet Bank, National Association, as Agent, under and pursuant to the Loan Agreement, dated as of July 31, 1998, as from time to time amended, modified, supplemented, restated and in effect, among Creditor, the banks that from time to time are signatories thereto and Fleet Bank, National Association as a Bank, as Swing Line Lender, as Arranger and as Agent.


                                  MEDALLION FINANCIAL CORP.



                                  By:
                                     ----------------------------------

                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------



                                  By:
                                     ----------------------------------

                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------

                                     GRID

          Loan made by MEDALLION FINANCIAL CORP., a Delaware corporation, to BUSINESS LENDERS, LLC, a Delaware limited liability company, and payments of principal of such loan.

                                       Amount of        Unpaid
          Amount of      Interest      Principal       Principal      Notation
Date        Loan           Rate         Payment         Balance       Made By


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                                      -5-

                          SCHEDULES TO LOAN AGREEMENT

                                  SCHEDULE I


SECTION 4.3(I):

Medallion Financial Corp.:                 437 Madison Avenue
                                           38th Floor
                                           New York, NY  10022

Business Lenders, LLC:                     15 Lewis Street
                                           Hartford, CT  06103

SECTION 4.3(II):

Medallion Financial Corp.:                 437 Madison Avenue
                                           38th Floor
                                           New York, NY  10022

                                           11 W. Washington Street
                                           Chicago, IL  60602

                                           45 Newbury Street
                                           Suite 207
                                           Boston, MA  02116

Business Lenders, LLC:                     15 Lewis Street
                                           Hartford, CT  06103

                                           8665 East Via De Ventura
                                           Suite G-231
                                           Scottsdale,  AZ  85258

                                           11 W. Washington Street
                                           Chicago, IL  60602

                                           1 Pomperaaug Office Park
                                           Suite 307
                                           Southbury, CT  06103

                                           49 Walnut Park Building 5
                                           Wellesly, MA  02181

                                           175 Route 73 South
                                           West Berlin, NJ  08091

                                           1030 Clifton Avenue 2nd Floor
                                           Clifton, NJ  07013

                                           250 Mill Street

                                           Rochester, NY  14614

                                           167 Gano Street
                                           Providence, RI  02906

SECTION 4.3(III):

Medallion Financial Corp.:                 437 Madison Avenue
                                           38th Floor
                                           New York, NY  10022

Business Lenders, LLC:                     15 Lewis Street
                                           Hartford, CT  06103/1/




--------------------

/1/ Chief Executive Officer of Business Lenders, LLC is located in New York at 437 Madison Avenue, 38th Floor, New York, NY 10022.

                                  SCHEDULE II


Medallion Taxi Media, Inc., a New York corporation

Medallion Funding Corp., a New York corporation

Transportation Capital Corp., a Delaware corporation

Edwards Capital Corp., a Delaware corporation

Medallion Capital, Inc., a Minnesota corporation

Business Lenders, LLC, a Delaware liability company